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ANNUAL REPORT

October 31, 2000
Classes A, B, C, and M

INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth
Pilgrim Global Corporate Leaders
Pilgrim International Value
Pilgrim International
Pilgrim International Core Growth
Pilgrim International SmallCap Growth
Pilgrim Emerging Markets Value
Pilgrim Emerging Countries
Pilgrim Worldwide Emerging Markets
Pilgrim Global Technology
Pilgrim Asia-Pacific Equity
Pilgrim SmallCap Asia Growth
Pilgrim Troika Dialog Russia

PRECIOUS METALS FUNDS
Pilgrim Gold
Pilgrim Silver

INTERNATIONAL INCOME FUND
Pilgrim Global Income
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Pilgrim
Funds
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                                TABLE OF CONTENTS
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     Letter to Shareholders ..........................................    1
     Portfolio Managers' Reports:
          International Equity Funds .................................    2
          Precious Metals Funds ......................................   28
          International Income Fund ..................................   32
     Index Descriptions ..............................................   34
     Report of Independent Accountants ...............................   35
     Statements of Assets and Liabilities ............................   36
     Statements of Operations ........................................   42
     Statements of Changes in Net Assets .............................   47
     Financial Highlights ............................................   57
     Notes to Financial Statements ...................................   73
     Portfolios of Investments .......................................   92
     Shareholder Meetings ............................................  135
     Tax Information .................................................  137
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Pilgrim
Funds
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the October 31, 2000 Annual Report for the International ING Pilgrim Funds.

On September 1, 2000 ING Groep N.V.(NYSE: ING) acquired Reliastar Financial Corp., the indirect parent company of Pilgrim Investments, Inc. Adviser to the Funds, Pilgrim Securities, Inc. Distributor to the Funds and Pilgrim Group, Inc, Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. As our fund family has grown, we have taken steps to rationalize the reporting for similar funds. We have conformed all of our International Funds to an October 31 year end for financial reporting purposes. There are thirteen International Equity Funds, one International Income Fund and two Precious Metals Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.SM

Sincerely,
ING Pilgrim Group, Inc.
December 28, 2000

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International
Equity Funds
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                                                                       Portfolio
PILGRIM WORLDWIDE GROWTH FUND                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Portfolio Manager; Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager.

Goal: The Fund seeks to invest at least 65% of its assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The fund may invest in countries with emerging securities markets when portfolio managers believe they present attractive opportunities.

US Market: The Fund seeks to invest in equity securities the portfolio managers feel have above-average prospects for growth. The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years. They also seek to provide a framework for identifying the industries and companies they believe may benefit most.

Foreign Markets: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate market risks. The portfolio managers focus on various factors, including valuation, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview:

US Market: In what is proving to be an extremely difficult year for equity investors, US markets continued to struggle during the month of October. Evidence that the US economy has slowed significantly appeared not just in macroeconomic data, but also in the earnings performance and outlook for many of the leading companies in the US and the world. While the Consumer Price Index showed a higher than expected gain of 0.50% in September, economic growth and manufacturing activity slowed significantly. Third quarter GDP reported economic growth of 2.70%, well below the expected 3.50% growth, and the National Association of Purchasing Management Index indicated a contraction in manufacturing activity with a reading of 48.3. Meanwhile, the Euro sank to an all-time low before a central bank intervention spurred a recovery late in October. As retailers voiced concerns over weak Christmas sales and other third quarter reports disappointed the markets, investors became very defensive during the month. The slowdown in the rate of change in earnings growth for technology stocks became apparent, and investors shunned the sector in favor of safer sectors such as consumer staples, basic materials, and transportation.

The slowing economy and earnings growth in the technology sector weighed heavily on the US stock market in October. All of the major US indices were dragged lower during the month with the exception of the Dow Jones Industrial Average, which was helped mainly by General Electric's acquisition of fellow index-component Honeywell. The DJIA rose 3.00% in October but has now lost 4.58% in 2000. The NASDAQ Composite slumped again, falling 8.26% during the month; the technology-heavy benchmark has now lost 17.19% this year. Smaller stocks fared no better, as the Russell 2000 Index dropped 4.46% in October and has a loss of 0.47% in 2000. The S&P Midcap still has a year to date gain of 18.07% despite dropping 3.39% during the month.

Foreign Markets: Structural reform and technology themes were among the positive factors driving foreign markets higher in the first six months of the fiscal year ended October 31, 2000. In the fiscal second half, concerns over rising oil prices, higher interest rates and a declining Euro caused a correction in technology shares. Sentiment was further dampened by earnings disappointments in a range of industries, along with concerns about the future strength of economic growth. The MSCI World Index gained 1.40% in the period. European markets declined as the European Central Bank raised interest rates in order to bolster the Euro. Technology heavy markets, such as Sweden and Finland, were especially weak later in the fiscal year after posting strong gains in the first half. The MSCI Japan Index fell by 7.60% during the year, relating to concerns over the sustainability of economic recovery. Many leading stocks in Japan also declined in tandem with the global technology correction.

Performance: For the year ended October 31, 2000, the Pilgrim Worldwide Growth Fund's class A shares, excluding sales charges, provided a total return of 14.94% versus a gain in the MSCI World Index of 1.39% for the same period.

However, The Fund fell 8.28% in October and has now lost 15.27% in the year 2000, trailing the benchmark MSCI World Index, which fell 1.66% in October and is now down 8.79% for the year.

US Market: Domestically, during October, the Fund received a positive contribution from financial stocks but was dragged lower by the energy and telecommunications sectors. Among the individual stocks that contributed to performance were Adobe Systems, Comverse Technology, Microsoft, and Fannie Mae.

Foreign Markets: With respect to overseas equities, lower exposure to European markets and the Euro contributed positively throughout the period.

Market Outlook:

US Market: While October may have been a difficult month for US markets, there are more things about the market that are clearly known. First, the economy has clearly slowed. Second, earnings growth in the technology sector is slowing while picking up in other sectors, and third, there is a shift where the users of technology are gaining more benefit from the producers of technology. While the market may be under pressure until the presidential race is resolved, we feel that the market is in the process of forming a bottom, and interest rates will probably decline from here. While the aggregate benchmarks may be challenging, active portfolio managers will have an opportunity to significantly outperform the major indices. There is a tremendous amount of secular change occurring in today's global economy, as companies struggle to adapt to rapid technological innovation. These secular changes are more powerful than the cyclical changes, and identification of these changes will be the key to navigating equity markets going forward.

Foreign Markets: In the year going forward, the developing global economic slowdown is at risk of further adversely affecting earnings. In the medium and longer-term, international markets remain attractive. The positive themes of restructuring and the growing equity culture abroad are still very much in place, and will continue to spur earnings growth.

Portfolio
Managers' Report                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Strategy:

US Market: In this environment, we believe that Fund is well positioned to benefit going forward. Not all companies will be successful despite the continued growth in the US economy (albeit at a slower rate), and therefore, broad sector investments will not result in the returns of the recent past. This "market of stocks" with a wide dispersion of returns within individual sectors will create a very different market environment from the "stock market" of the last few years. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

Foreign Markets: The fund will continue to emphasize securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

                                 4/19/93    10/93    10/94    10/95    10/96    10/97    10/98    10/99    10/31/00
                                  ------    ------   ------   ------   ------   ------   ------   ------    ------
Pilgrim Worldwide Growth Fund
  Class A With Sales Charge        9,427    10,732   11,689   12,471   14,296   17,421   19,728   32,483    37,336
Pilgrim Worldwide Growth Fund
  Class A Without Sales Charge    10,000    11,384   12,400   13,229   15,165   18,480   20,927   34,458    39,606
MSCI World Index                  10,000    10,932   11,824   13,010   15,200   17,822   20,618   25,840    26,200

                                       Average Annual Total Returns
                                  for the periods ended October 31, 2000
                          ------------------------------------------------------
                                               Since Inception   Since Inception
                                              of Class A and C     of Class B
                           1 Year    5 Year        4/19/93           5/31/95
                           ------    ------        -------           -------
Including Sales Charge:
  Class A (1)               8.32%    23.06%         19.09%               --
  Class B (2)               9.18%    23.61%            --             23.25%
  Class C (3)              13.24%    23.76%         19.28%               --
Excluding Sales Charge:
  Class A                  14.94%    24.52%         20.03%               --
  Class B                  14.18%    23.78%            --             23.33%
  Class C                  14.24%    23.76%         19.28%               --
MSCI World Index            1.39%    15.03%         13.70%(4)         14.63%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 2%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for the index is shown from 05/01/93.

(5)  Since inception performance for the index is shown from 06/01/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price availability than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 34.

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International
Equity Funds
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                                                                       Portfolio
PILGRIM GLOBAL CORPORATE LEADERS                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Alan Wapnick, Portfolio Manager, Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager.

Goal: The Fund seeks to invest at least 65% of its assets in a diversified portfolio of blue chip securities that the portfolio managers believe represents "corporate leaders" in their respective industries. The Fund may invest in securities of companies and governments of the following regions: Asia (including Japan), Europe, Latin America, Africa, North America (including U.S. and Canada), and other areas and countries as the advisor decides from time to time.

Market Overview: Structural reform and technology themes were among the positive factors driving foreign markets higher in the first six months of the fiscal year ended October 31, 2000. In the fiscal second half, concerns over rising oil prices, higher interest rates and a declining Euro caused a correction in technology shares. Sentiment was further dampened by earnings disappointments in a range of industries, along with concerns about the future strength of economic growth. The MSCI World Index gained 1.39% in the period. European markets declined as the European Central Bank raised interest rates in order to bolster the Euro. Technology heavy markets, such as Sweden and Finland, were especially weak later in the fiscal year after posting strong gains in the first half. The MSCI Japan Index fell by 7.60% during the year, relating to concerns over the sustainability of economic recovery. Many leading stocks in Japan also declined in tandem with the global technology correction.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 3.74% versus a gain in the MSCI World Index of 1.39% for the same period.

Portfolio Strategy: Contributing to the positive relative performance were a number of factors. In the fiscal first half, the Fund participated in the strong gains of the telecom, media and technology sectors. Stocks such as, Cisco, NEC and Ericsson rose significantly, but also helped performance by outperforming during the correction in the year's second half. The Fund also maintained positions in out of favor consumer non-durables, such as Nestle, Novartis and Diageo. These latter positions were especially helpful as money rotated out of technology and back into "old economy" sectors. Exposure to energy stocks also contributed positively to performance.

Market Outlook: In the year going forward, the developing global economic slowdown is at risk of further adversely affecting earnings. The Fund will continue to emphasize the well-established, large-capitalization companies that offer a high degree of visibility. In the medium and longer-term international markets remain attractive. The positive themes of restructuring and the growing equity culture abroad are still very much in place, and will continue to spur earnings growth.

Portfolio
Managers' Report                                PILGRIM GLOBAL CORPORATE LEADERS
--------------------------------------------------------------------------------

                                  10/31/90  10/91    10/92    10/93    10/94    10/95    10/96    10/97    10/98    10/99   10/31/00
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Global Corporate Leaders
  Class A With Sales Charge         9,422   10,634   10,035   13,080   14,718   14,533   17,169   19,092   20,845   26,636   27,632
Pilgrim Global Corporate Leaders
  Class A Without Sales Charge     10,000   11,287   10,650   13,882   15,622   15,425   18,223   20,264   22,124   28,270   29,328
MSCI World Index                   10,000   11,643   11,100   14,172   15,329   16,862   19,706   23,105   26,730   33,501   33,967

                                               Average Annual Total Returns
                                          for the periods ended October 31, 2000
                                          --------------------------------------
                                           1 Year       5 Years       10 Years
                                           ------       -------       --------
Including Sales Charge:
 Class A (1)                                -2.19%       12.38%        10.70%
Excluding Sales Charge:
 Class A                                     3.74%       13.71%        11.36%
MSCI World Index                             1.39%       15.03%        13.01%

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Global Corporate Leaders Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 34.

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International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM INTERNATIONAL VALUE FUND                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Charles Brandes, CFA, Managing Partner; Jeff Busby, CFA, Managing Partner; Brandes Investment Partners, L.P.

Goal: The Fund seeks to maximize long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations. The portfolio managers apply a company-by-company search for businesses that have determinable value and which, in their estimation, are currently priced below their actual value. Undervalued businesses may translate into undervalued stocks, providing what they believe to be an above-average chance for profit.

Market Overview: For much of the first half of the period, solid returns among technology stocks lifted international indices to record highs. Between November 1, 1999 and March 31, 2000, gains for technology-related stocks lifted the MSCI EAFE Index 12.80%.

By mid-March, however, amid concerns over higher interest rates and escalating valuation levels, investors began to shed what had been top-performing tech stocks and purchased issues in long-overlooked value sectors. Aggressive interest-rate hikes by the European Central Bank during the second quarter and the slumping euro weighed on investor confidence. As international markets fell during the summer, investors refocused on attractively priced issues.

Between March 31 and the end of the period, the MSCI EAFE Index fell 13.70%.

Amid these developments, emerging markets were especially vulnerable. Late in the period, stock market weakness in emerging nations was exacerbated by steep rises in oil prices. Emerging markets, many of which are net importers of oil, tend to be more sensitive to rising prices than some developed nations.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 18.56% compared to a decline in the MSCI EAFE Index of 2.66% for the same period.

Portfolio Strategy: Stock selection across a wide range of countries and sectors contributed to the Fund's significant outperformance versus the benchmark in the period. Despite overall market weakness in Japan for much of the period, the Fund's holdings in this country were among the strongest performers. Top-performing Japanese holdings included Kyocera (industrial components) and Nippon Mitsubishi (energy sources). Generally, holdings in these countries also had a positive influence on returns: Canada; Brazil; Germany; and France.

With respect to sectors, stock selection in the insurance, electrical & electronics, energy sources, industrial components, and telecommunications industries tended to boost Fund returns. Among the best performing holdings in the period were Sun Life Financial (Canada -- financial services) and Alcatel (France -- electrical & electronics). Holdings in the United Kingdom and in the metals industry generally were the weakest performers during the period and detracted from overall results.

The continued application of our company-by-company research and analysis changed the composition of the Fund slightly during the period. We reduced or completely eliminated positions in the insurance and electrical & electronics industries that reached price levels consistent with our estimation of the underlying business values. We redeployed assets to undervalued companies in the food & household products and beverages & tobacco industries, lifted Fund weightings in these areas. With respect to countries, we reduced exposure in France, Germany, and Japan and increased the Fund's weighting on a stock-by-stock basis in the United Kingdom.

Market Outlook: The sharp declines that characterized certain segments of international markets in the period have no effect on the execution of our proven approach. We continue to find and hold what we believe are world-class businesses selling at bargain prices. Over the long term, we remain confident the strengths of these undervalued companies will be recognized.

Portfolio
Managers' Report                                PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                   3/6/95   10/95    10/96    10/97    10/98    10/99   10/31/00
                                   ------   ------   ------   ------   ------   ------   ------
Pilgrim International Value Fund
  Class A With Sales Charge         9,427    9,993   11,216   14,000   15,381   20,388   24,171
Pilgrim International Value Fund
  Class A Without Sales Charge     10,000   10,600   11,897   14,851   16,316   21,627   25,640
MSCI EAFE Index                    10,000   10,870   12,044   12,636   13,894   17,141   16,684

                                       Average Annual Total Returns
                                  for the periods ended October 31, 2000
                           -----------------------------------------------------
                                               Since inception   Since Inception
                                              of Class A and C     of Class B
                           1 Year    5 Year        03/6/95          04/18/97
                           ------    ------        -------          --------
Including Sales Charge:
  Class A (1)              11.74%    17.91%         16.87%               --
  Class B (2)              12.69%       --             --             18.14%
  Class C (3)              16.76%    18.53%         17.33%               --
Excluding Sales Charge:
  Class A                  18.56%    19.32%         18.10%               --
  Class B                  17.69%       --             --             18.71%
  Class C                  17.76%    18.53%         17.33%               --
MSCI EAFE Index            -2.66%     8.95%          9.45%(4)          9.23%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 03/01/95.

(5)  Since inception performance for the index is shown from 05/01/97.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks that accompany an investment in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM INTERNATIONAL FUND                                      Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager.

Goal: The Fund seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: Structural reform and technology themes were among the positive factors driving foreign markets higher in the first six months of the fiscal year ended October 31, 2000. In the fiscal second half, concerns over rising oil prices, higher interest rates and a declining Euro caused a correction in technology shares. Sentiment was further dampened by earnings disappointments in a wide range of industries, and questions about the future strength of economic growth. The MSCI EAFE Index declined 2.66% in the period, with a Dollar translation effect accounting for much of the decline. European markets declined as the European Central Bank raised interest rates in order to bolster the Euro. Technology heavy markets, such as Sweden and Finland, were especially weak later in the fiscal year after posting strong gains in the first half. The MSCI Japan Index fell by 7.60% during the year, relating to concerns over the sustainability of economic recovery. Many leading stocks in Japan also declined in tandem with the global technology correction.

Performance: For the year ended October 31, 2000, the Fund's class A shares, excluding sales charges, provided a total return of 10.53% versus a decline in the MSCI EAFE Index of 2.66% for the same period.

Portfolio Strategy: Contributing to the positive relative performance were a number of factors. In the fiscal first half, smaller and mid-sized technology and telecom companies offered better value relative to more established names and delivered strong gains. The fund also maintained positions in out of favor consumer non-durables, such as Diageo, Novartis and Swedish Match. These latter positions were especially helpful as money rotated out of technology and back into "old economy" sectors. The Fund also benefited from a low weighting in large telecom companies in the second half. Overall, the decline in technology stocks not only ended the easy financing of questionable companies, but also re-focused the market's attention to companies with higher earnings visibility. Also helping performance was a higher weighting in energy stocks.

Market Outlook: In the year going forward, the developing global economic slowdown is at risk of further adversely affecting earnings. The Fund will emphasize companies with higher visibility, and seek to reduce holdings with potential earnings disappointments. The managers will, however, carefully seek opportunities in telecom and technology sectors as value begins to emerge. In the medium and longer-term international markets remain attractive. The positive themes of restructuring and the growing equity culture abroad are still very much in place, and should continue to spur earnings growth.

Portfolio
Managers' Report                                      PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                 1/3/94   10/94    10/95    10/96    10/97    10/98    10/99   10/31/00
                                 ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim International Fund
  Class A With Sales Charge       9,425   10,603   10,113   11,546   12,395   13,495   17,410   19,242
Pilgrim International Fund
  Class A Without Sales Charge   10,000   11,250   10,730   12,251   13,151   14,318   18,471   20,416
MSCI EAFE Index                  10,000   11,276   11,268   12,485   13,100   14,403   17,769   17,295

                                             Average Annual Total Returns
                                        for the periods ended October 31, 2000
                                       -----------------------------------------
                                                                 Since Inception
                                        1 Year        5 Year         01/03/94
                                        ------        ------         --------
Including Sales Charge:
  Class A (1)                            4.20%        12.39%          10.06%
Excluding Sales Charge:
  Class A                               10.53%        13.73%          11.02%
MSCI EAFE Index                         -2.66%         8.95%           8.35%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Since inception performance for the index is shown from 01/01/94.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
CORE GROWTH FUND                                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager.

Goal: The Fund seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry sector or region. The portfolio managers will invest at least 65% of the Fund's net assets in companies which, based upon a fundamental analysis of a company's earnings prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector or industry. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: Structural reform and technology themes were among the positive factors driving foreign markets higher in the first six months of the fiscal year ended October 31, 2000. In the fiscal second half, concerns over rising oil prices, higher interest rates and a declining Euro caused for a correction in technology shares. Sentiment was further dampened by earnings disappointments in a wide range of industries, and questions about the future strength of economic growth. The MSCI EAFE Index declined 2.66% in the period, with a Dollar translation effect accounting for much of the decline. European markets declined as the European Central Bank raised interest rates in order to bolster the Euro. Technology heavy markets, such as Sweden and Finland, were especially weak later in the fiscal year after posting strong gains in the first half. The MSCI Japan Index fell by 7.60% during the year, relating to concerns over the sustainability of economic recovery. Many leading stocks in Japan also declined in tandem with the global technology correction.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 3.51% versus a decline in the MSCI EAFE Index of 2.66% for the same period.

Portfolio Strategy: Contributing to positive relative performance was a strong showing by several leading technology companies in the first half of the fiscal year. Nokia, Ericcson and Nortel Networks were up enough early in the year to soften the effects of the technology correction later in the year. The Fund benefited from a relatively large weighting in energy shares as well, and an underweight position in telecom services. Overall, the decline in technology stocks not only ended the easy financing of questionable companies, but also re-focused the market's attention to companies with higher earnings visibility.

Market Outlook: In the year going forward, the developing global economic slowdown is at risk of further adversely affecting earnings. The Fund will emphasize companies with higher visibility, and seek to reduce holdings with potential earnings disappointments. The managers will, however, carefully seek opportunities in telecom and technology sectors as value begins to emerge. In the medium and longer-term international markets remain attractive. The positive themes of restructuring and the growing equity culture abroad are still very much in place, and should continue to spur earnings growth.

Portfolio                                                  PILGRIM INTERNATIONAL
Managers' Report                                                CORE GROWTH FUND
--------------------------------------------------------------------------------

                                         2/28/97   10/97     10/98     10/99    10/31/00
                                         ------    ------    ------    ------    ------
Pilgrim International Core Growth Fund
  Class A With Sales Charge               9,427    11,139    12,060    16,598    17,181
Pilgrim International Core Growth Fund
  Class A Without Sales Charge           10,000    11,816    12,793    17,607    18,225
MSCI EAFE Index                          10,000    10,412    11,448    14,124    13,747

                                               Average Annual Total Returns
                                          for the periods ended October 31, 2000
                                          --------------------------------------
                                                           Since Inception
                                               1 Year         02/28/97
                                               ------         --------
Including Sales Charge:
  Class A (1)                                  -2.45%          15.89%
  Class B (2)                                  -2.27%          16.50%
  Class C (3)                                   1.67%          16.89%
Excluding Sales Charge
  Class A                                       3.51%          17.77%
  Class B                                       2.61%          17.04%
  Class C                                       2.65%          16.89%
MSCI EAFE Index                                -2.66%           9.07%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Core Growth Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for 1 year return.

(4)  Since inception performance for the index is shown from 03/01/97.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                 Portfolio
SMALLCAP GROWTH FUND                                            Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Chief Investment Officer,Loretta
J. Morris, Partner, Portfolio Manager; Randall S. Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jason Campbell, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Christopher Angioletti, Portfolio Manager; Jon Borchardt, Investment Analyst; John Casarietti, Investment Analyst; Rebecca Hagstrom, CFA, Investment Analyst; Christopher Herrera, Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; Eric Sagmeister, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst; Nicholas-Applegate, Capital Management.

Goal: The Fund seeks to maximize long-term capital appreciation through investing primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country.

Market Overview: International small-cap stocks registered declines for the four months ended October 31, 2000. A variety of factors sent equity prices lower including higher energy prices, rising interest rates in Europe, a slowing US economy and continuing structural problems in Japan.

In Japan, positive developments, such as the continued rise in the country's industrial production and increasing job offers, were overshadowed by worries over the impact of a United States-led global economic slowdown of Asian economies, which rely heavily on exports. Japan is one of Asia's top exporters.

The European Central Bank (ECB), which sets monetary policy for the 11-nation euro zone, raised short-term interest rates by one-quarter point in early October. The move was aimed at stifling inflationary pressures that are exacerbated by a weak euro and high oil prices. Rising interest rates make it more expensive for consumers and companies to borrow money, which tends to curb spending and ease inflationary pressures. The Salomon EPAC EMI Index dropped 11.00% for the four month period ended October 31, 2000.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charge, provided a total return of 27.62% versus a decline of 2.17% for the Salomon EPAC EMI Index.

Portfolio Specifics: Stock selection in the technology, energy and healthcare services sectors had a positive contribution to performance. On the country level, stock selection and underweighting in Japan relative to the benchmark helped returns, as did investments in Switzerland. Holdings in the United Kingdom and Germany were negative contributors to performance.

The Fund also had a significant weighting in Canada, where the benchmark had no exposure. We are finding particularly exciting opportunities on a company-by-company basis among energy companies, such as Anderson Exploration and Petro-Canada.

Market Outlook: We remain optimistic about the investment potential for international small cap stocks due to many positive factors, including:

* Continued advances in technology and structural reforms that are reshaping the world's business landscape and creating opportunities for smaller companies.

* The emergence of stock markets such as Neuer Markt in Germany, Nouveau Marche in France, Mothers Exchange in Japan, and Nasdaq Japan which provide new avenues for investors to gain access to smaller, high-growth companies outside the United States.

In this environment, we are confident that by adhering to our strict investment philosophy we will seek to continue to identify international companies with superior growth prospects.

Portfolio                                                  PILGRIM INTERNATIONAL
Managers' Report                                            SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                            8/31/94   10/94   10/95   10/96    10/97    10/98    10/99   10/31/00
                                             ------   -----   -----   ------   ------   ------   ------   ------
Pilgrim International SmallCap Growth Fund
  Class A With Sales Charge                   9,427   9,374   9,064   10,556   12,882   14,898   26,255   33,506
Pilgrim International SmallCap Growth Fund
  Class A Without Sales Charge               10,000   9,944   9,615   11,198   13,666   15,803   27,851   35,543
Salomon EPAC EMI Index                       10,000   9,882   9,398   10,529   10,048   10,161   11,994   11,734

                                       Average Annual Total Returns
                                   for the periods ended October 31, 2000
                            ----------------------------------------------------
                                               Since Inception   Since Inception
                                                  of Class B     of Class A & C
                            1 Year    5 Year       5/31/95          08/31/94
                            ------    ------       -------          --------
Including Sales Charge:
  Class A (1)               20.29%    28.36%           --             21.65%
  Class B (2)               21.98%    28.98%        26.80%               --
  Class C (3)               25.92%    29.08%           --             21.93%
Excluding Sales Charge:
  Class A                   27.62%    29.88%           --             22.82%
  Class B                   26.98%    29.12%        26.87%               --
  Class C                   26.92%    29.08%           --             21.93%
Salomon EPAC EMI Index      -2.17%     4.54%         4.12%(4)          2.63%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC EMI Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 2%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for the index is shown from 06/01/95.

(5)  Since inception performance for the index is shown from 09/01/94.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EMERGING MARKETS VALUE FUND                             Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Charles Brandes, CFA, Managing Partner; Ian Sunder, CFA, Portfolio Manager; Brandes Investment Partners, L.P.

Goal: The Fund seeks to maximize long-term capital appreciation by investing primarily in companies located in countries with emerging markets, including companies that may be smaller and lesser-known. The portfolio managers apply a company-by-company search for businesses that have determinable value and which, in their estimation, are currently priced below their actual value. Undervalued businesses may translate into undervalued stocks, providing what they believe to be an above-average chance for profit.

Market Overview: Similar to developed overseas markets, stocks in emerging countries surged during the first few months of the period. During the five months ended March 31, 2000, the MSCI EMF Index declined 27.50%. Growth stocks, extending on gains from recent years, continued to hold investor favor. Value stocks were largely overlooked.

During the second quarter, a variety of developments dragged emerging equity markets lower including fears over higher interest rates, currency concerns, political instability, and slumping technology stocks. Investors reevaluated the growth prospects and valuations associated with many issues that contributed to markets' solid advances. As a result, they shed high-multiple growth stocks, especially in the technology sector, and refocused on more attractively priced issues. While steep declines for tech stocks dragged the Index down, value stocks showed their mettle.

Later in the period, soaring oil prices proved a significant detriment to stocks in emerging markets. Many emerging countries, as net importers of oil, faced heavy constraints on economic output due to higher fuel costs. In addition, expectations that a similar drag on economies worldwide would crimp imports drained investor optimism, as many emerging nations are export-dependent.

Later in the period, as worries over corporate profitability and economic slowing surfaced, higher-multiple stocks continued to tumble. From April 1, 2000 to the end of the period, the MSCI EMF fell 27.50%.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, gained 0.60% compared to a decline in the MSCI EMF Index of 8.81% for the same period. During the five months ended March 31, 2000, the MSCI EMF Index declined 27.50%. Growth stocks, extending on gains from recent years, continued to hold investor favor. Value stocks were largely overlooked.

Portfolio Strategy: Stock selection, especially in Brazil, was the primary reason the Fund outperformed the benchmark by such a significant margin during the period. Among the best-performing holdings in Brazil were Companhia de Bebidas das Americas (beverages & tobacco), Petroleo Brasileiro (energy sources), and Telecomunicacoes de Sao Paulo (telecommunications). Generally, holdings in the following countries also contributed to strong returns: Mexico, Russia, Turkey, and Hungary.

Stock selection in the following sectors also had a positive influence on returns in the period: energy sources, utilities, electrical & electronic, and telecommunications. Among the better-performing holdings in these industries were Telefonica de Argentina (Argentina -- telecommunications), Shandong Huaneng Power (China -- utilities), and Solid Group (Philippines -- electrical & electronic). Declines among holdings in Hong Kong, India, and South Africa, as well as within the food & household products, multi-industry, and textile industries negatively affected results.

The continued application of our bottom-up stock selection resulted in changes in the Fund's composition during the period. We reduced exposure in a number of industries and increased weighting in the following sectors on a stock-specific basis: utilities; beverages & tobacco; and energy sources. With respect to countries, we trimmed exposure in the Philippines and India and increased weighting in Brazil and China.

Market Outlook: We believe the developments that contributed to declines in emerging markets over the short term will have little long-term effect on the fundamental strengths of portfolio holdings. We remain confident that the portfolios' strengths will be recognized over the long term. In addition, evidence of continued emphasis on enhancing shareholder equity, privatization, and reduced barriers to trade among emerging markets create an environment conducive to long-term capital appreciation.

Portfolio
Managers' Report                             PILGRIM EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

                                            1/1/98    10/98    10/99    10/31/00
                                            ------    -----    ------     ------
Pilgrim Emerging Markets Value Fund
  Class A With Sales Charge                  9,425    7,248    10,254     10,316
Pilgrim Emerging Markets Value Fund
  Class A Without Sales Charge              10,000    7,690    10,880     10,945
MSCI EMF Index                              10,000    6,994    10,115      9,224

                                                   Average Annual Returns
                                          for the periods ended October 31, 2000
                                          --------------------------------------
                                                            Since Inception
                                                1 Year         01/01/98
                                                ------         --------
Including Sales Charge:
  Class A(1)                                    -5.17%           1.10%
  Class B(2)                                    -4.92%           1.49%
  Class C(3)                                    -1.09%           2.45%
Excluding Sales charge
  Class A                                        0.60%           3.24%
  Class B                                       -0.12%           2.52%
  Class C                                       -0.09%           2.45%
MSCI EMF Index                                  -8.81%          -2.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Markets Value Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equities from emerging countries. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EMERGING COUNTRIES FUND                                 Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, Portfolio Manager

Goal: The Fund seeks to invest at least 65% of its assets in securities of issues located in at least three countries with emerging securities markets. In selecting stocks, the Advisor uses a "bottom-up" fundamental analysis to indentify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable.

Market Overview: It was a difficult year for emerging market equities. The MSCI Emerging Market Free Index declined 8.81%. Among the worst performing markets were Indonesia (-57%), Philippines (-49%), and Thailand (-43%). Latin America fared much better than Asia as Brazil gained 39% and Mexico advanced 18%. Part of the dismal returns in Asia can be attributed to weak currencies, political unrest, and a slowing of economic reform. Latin America benefitted from a strong US economy and progress on economic and political reform.

Performance: For the year ended October, 31, 2000, the Fund's Class A shares excluding sales charges, declined 0.55% versus a decline of 8.81% for the MSCI EMF Index.

Portfolio Specifics: Performance was aided by a relatively large weighing in Latin America. However, poorly performing technology and telecommunication shares pulled returns lower. Defensive stocks such as Israel's Teva Pharmaceutical were among the highest returning stocks in the portfolio. Other strong performers included Mexico's Grupo Televisa and Tubos de Acero de Mexico.

Market Outlook: After a long period of underperformance, emerging markets appear to offer excellent long term value. Downside risk also appears limited due to cheap currencies and a lack of speculative excess in most developing economies. The major risk to emerging market stocks would be a further spike in oil prices or a hard US economic landing. Long term investors may want to ignore this short term noise and add to quality companies which are now selling at attractive price levels. Asian markets such as Korea and Taiwan look particularly inviting after the steep declines suffered by many leading global companies.

Portfolio
Managers' Report                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                  11/28/94  10/95    10/96    10/97    10/98    10/99   10/31/00
                                   ------   ------   ------   ------   ------   ------   ------
Pilgrim Emerging Countries Fund
  Class A With Sales Charge         9,427    9,617   11,641   13,267    9,825   13,637   13,562
Pilgrim Emerging Countries Fund
  Class A Without Sales Charge     10,000   10,202   12,348   14,074   10,422   14,466   14,387
MSCI EMF Index                     10,000    8,501    9,052    8,284    5,717    9,010    7,540

                                       Average Annual Total Returns
                                  for the periods ended October 31, 2000
                            ----------------------------------------------------
                                               Since Inception   Since Inception
                                              of Class A and C     of Class B
                            1 Year   5 Year       11/28/94          05/31/95
                            ------   ------       --------          --------
Including Sales Charge:
  Class A (1)               -6.26%    5.85%         5.27%               --
  Class B (2)               -6.14%    6.27%           --              6.23%
  Class C (3)               -2.18%    6.58%         5.42%               --
Excluding Sales Charge:
  Class A                   -0.55%    7.12%         6.33%               --
  Class B                   -1.20%    6.58%           --              6.37%
  Class C                   -1.19%    6.58%         5.42%               --
MSCI EMF Index              -8.81%   -2.37%        -4.66%(4)           -2.95%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 2%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/94.

(5)  Since inception performance for the index is shown from 06/01/95.

Principal Risk Factor(s): Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

PILGRIM WORLDWIDE                                                      Portfolio
EMERGING MARKETS FUND                                           Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager

Goal: The Fund seeks to invest at least 65% of its assets in securities of issues located in at least three countries with emerging securities markets. In selecting stocks, the Advisor uses a "bottom-up" fundamental analysis to indentify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable.

Market Overview: It was a difficult year for emerging market equities.The MSCI EAFE Index declined 2.66%. Among the worst performing markets were Indonesia (-57%), Philippines (-49%), and Thailand (-43%). Latin America fared much better than Asia as Brazil gained 39% and Mexico advanced 18%. Part of the dismal returns in Asia can be attributed to weak currencies, political unrest, and a slowing of economic reform. Latin America benefitted from a strong US economy and progress on economic and political reform.

Performance: For one year ended October, 31, 2000, the Fund's Class A shares, exluding sales charges, declined 5.10% versus a decline of 2.66% for the MSCI EAFE Index.

Portfolio Specifics: Performance was aided by a relatively large weightings in Technoloy stocks which enjoyed sharp gains up until March of 2000. Much of the large outperformance was lost as technology stocks suffered large declines over the last six months. Especially hard hit in the second half were smaller companies in South Korea and India which had previously enjoyed spectacular gains.

Market Outlook: After a long period of underperformance emerging markets appear to offer excellent long term value. Downside risk also appears limited due to cheap currencies and a lack of speculative excess in most developing economies. The major risk to emerging market stocks would be a further spike in oil prices and or a hard US economic landing. Long term investors may want to ignore this short term noise and add to quality companies which are now selling at attractive price levels. Asian markets such as Korea and Taiwan look particularly inviting after the steep declines suffered by many global leading companies.

Portfolio                                                      PILGRIM WORLDWIDE
Managers' Report                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                                        10/31/90  10/91   10/92   10/93   10/94   10/95   10/96   10/97   10/98   10/99   10/31/00
                                         ------   ------  ------  ------  ------  ------  ------  ------  ------  ------   ------
Pilgrim Worldwide Emerging Markets Fund
  Class A With Sales Charge               9,428   12,509  13,231  17,883  21,315  17,297  18,293  17,311  11,210  15,338   14,556
Pilgrim Worldwide Emerging Markets Fund
  Class A Without Sales Charge           10,000   13,268  14,033  18,968  22,608  18,346  19,402  18,361  11,890  16,269   15,440
MSCI EAFE Index                          10,000   10,732   9,347  12,887  14,225  14,216  15,751  16,526  18,171  22,417   21,820

                                               Average Annual Total Returns
                                          for the periods ended October 31, 2000
                                          --------------------------------------
                                           1 Year        5 Years       10 Years
                                           ------        -------       --------
Including Sales Charge:
  Class A (1)                             -10.53%         -4.53%         3.83%
Excluding Sales Charge:
  Class A                                  -5.10%         -3.39%         4.44%
MSCI EAFE Index                            -2.66%          8.95%         8.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Emerging Markets Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

Principal Risk Factor(s): Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------
                                                                       Portfolio
                                                                Managers' Report
PILGRIM GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager

Goal: The Fund seeks long term growth of capital by investing at least 80% of its total assets in equity equivalents of technology or information infrastructure related companies.

Market Overview: Technology stocks have taken investors for a roller coaster ride over the last year. After enjoying spectacular gains in the calender fourth quarter of 1999 and into the first quarter of 2000, technology stocks have since declined sharply. Investors became overly optimistic on even the most speculative business plans and as valuations soared to the sky a sharp fall became inevitable.

Performance: The Fund has not been in existence for one year. Since inception (12/27/99) through October 31, 2000, the Fund's Class A shares, excluding sales charges declined 21.40%. The PSE Technology Index gained 4.72% for the period ended October 31, 2000.

Portfolio Specifics: A heavy weighting in internet related companies along with a high exposure to smaller companies in Japan, South Korea, and India contributed the bulk of the negative returns. Larger more established companies such as French telecom supplier Alcatel and Japan's Sony were strong performers.

Market Outlook: Given the sharp fall in technology equity prices the long term outlook has improved greatly. Those companies which can execute and deliver strong earnings growth are now priced to deliver attractive long term returns.The risk remains high however due to a slowdown in global growth. Emphasis must be placed on financially sound companies most likely to deliver high growth in sales and profits. The internet, mobile telephone and broadband applications will continue to offer exciting long term investment opportunities.

Portfolio
Managers' Report                                  PILGRIM GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                             12/27/99   10/31/00
                                                              ------     ------
Pilgrim Global Technology Fund Class A With Sales Charge       9,425      7,408
Pilgrim Global Technology Fund Class A Without Sales Charge   10,000      7,860
PSE Technology Index                                          10,000     10,472

                                                             Total Returns
                                                            Since Inception
                                                               12/27/99
                                                            ---------------
     Including Sales Charge:
       Class A (1)                                              -25.92%
     Excluding Sales Charge:
       Class A                                                  -21.40%
     PSE Technology Index                                         4.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Global Technology Fund against the PSE Technology Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

Principal Risk Factor(s): International investing involves special risks considerations including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund concentrates its investments in information technology-related companies and will tend to experience greater volatility than funds with more diversified portfolios.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM ASIA-PACIFIC EQUITY FUND                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: David Stuart, Regional CIO, Asia Pacific; Marcus Pakenham, Director; Sam Lau, Director; Richard Wong, Associate Director; Leilani Lam, Associate Director; Simon Yap, Associate Director; Seng-Keong Wan, Senior Investment Manager; Vernon Yu, Senior Investment Manager; Losa Mak, Investment Manager; Krista Yue, Investment Manager; Tytus Michalski, Investment Manager; Martha Wang, Executive; HSBC Asset Management (Americas), Inc., HSBC Asset Management (Hong Kong) Limited and HSBC Asset Management (Europe) Limited.

Goal: The Fund seeks long-term capital appreciation by investing in equity securities listed on stock exchanges in the Asia-Pacific region or issued by companies based in this region.

Market Overview: For the period ended October 31, 2000, Asian markets were weak with the exception of Hong Kong and Malaysia. Rallies in the US and NASDAQ helped equities performances before 2000, but concerns on interest rate hikes and high valuations of tech companies erased much of the gains subsequently. Higher oil prices and profit warnings of tech companies in the US and Europe did not help. Hong Kong (+12.36%) performed well due to its safe haven status in addition to positive economic news, China's WTO entry, and hope of peaking interest rates. Massive fund raising activities and bearish property market outlook undermined the market. Malaysia edged up 1.28% on improving fundamentals and MSCI's re-inclusion. Profit taking took place on market's outperformance and amid uncertainties over bank mergers and slow corporate restructuring. The index was held up by local funds. Singapore eased 2.69% as funds moved out of the country on MSCI changes. Allowing foreign strategic investment in Singtel was positive. Political uncertainties clouded Taiwan, Thailand, Indonesia and the Philippines. Taiwan dropped 28.06% on rising margins position, cross strait tension, and financial scandals. Softer than expected demand for PCs also sidelined investors. Thailand weakened 31.28% due to disappointing debt restructuring, banks' capital raising activities, and lower 2000 GDP forecasts. Better-than-expected corporate earnings and steady economic recovery failed to lift sentiment. Indonesia fell 31.74%, affected by MSCI-related asset re-allocation, the removal of Indonesia from the FTSE Index and a weakening currency. The Philippines declined 36.75% in the absence of any major reform progress. Disappointing economic and fiscal data as well as negative corporate interim results hurt market sentiment. Korea plunged 38.28% due to weakened outlook on semiconductors and asset sale failure despite improved sentiment after the historical meeting between the North and South Korea, government measures for normalising liquidity flows and encouraging financial sector reform.

Performance: For the year ended October 31, 2000, the Fund's Class A shares excluding sales charges declined 28.30% compared to a decline of 21.38% for the MSCI Far East Free ex-Japan Index, a performance measurement of Far East markets excluding Japan.

Portfolio Specifics: Asset allocation was overall positive although being overweight Korea and Taiwan was a slight drag. For stock selection, the main drag came from Taiwan where premium of GDR collapsed and the Fund does not have QFII status. Our current strategy is defensive increasing allocation to cash. We are likely to become less defensive over the next few months and build up positions in the preferred North Asian markets.

Market Outlook: The global backdrop for Asian equities remains difficult. There are signs of slowing growth in the US, Europe and Asia. We expect global growth of 3% in 2001 after 4% in 2000. Credit spreads have also widened for lower quality credits and in emerging markets. The earnings downgrades of US technology companies have also adversely affected Asian markets. In Asia, more sustainable growth levels are expected after two years of fast recovery from the Asian crisis. Our forecast growth rates for 2001 are reasonable, which should allow interest rates to remain reasonably stable. Earnings growth will be lower in 2001 but still robust. Share price declines have been heavy in some markets. We believe many of these falls were overdone. We believe Asia offers moderate economic growth in 2001, a reasonably stable interest rate environment and attractive market valuations.

Portfolio
Managers' Report                                PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

                                     8/31/95  10/95    10/96    10/97    10/98    10/99   10/31/00
                                     ------   ------   ------   ------   ------   ------   ------
Pilgrim Asia-Pacific Equity Fund
  Class A With Sales Charge           9,425    9,312    9,597    6,142    4,713    6,587    4,723
Pilgrim Asia-Pacific Equity Fund
  Class A Without Sales Charge       10,000    9,880   10,182    6,517    5,001    6,989    5,011
MSCI Far East Free ex-Japan Index    10,000   10,019   11,010    7,201    5,541    8,426    6,624

                                                                 Since Inception
                                            1 Year     5 Year       09/01/95
                                            ------     ------       --------
Including Sales Charge:
  Class A(1)                                -32.38%    -13.72%       -13.51%
  Class B(2)                                -32.44%    -13.76%       -13.39%
  Class M(3)                                -31.21%    -13.84%       -13.63%
Excluding Sales Charge:
  Class A                                   -28.30%    -12.70%       -12.51%
  Class B                                   -28.89%    -13.41%       -13.22%
  Class M                                   -28.68%    -13.22%       -13.04%
MSCI Far East Free ex-Japan Index           -21.38%     -7.94%        -7.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Asia-Pacific Equity Fund against the MSCI Far East Free ex-Japan Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 2%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class M deferred sales charge of 3.50% for the 1 year return.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in foreign equities and in securities of issuers in a single region. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM SMALLCAP ASIA GROWTH FUND                               Manager's Report
--------------------------------------------------------------------------------

Portfolio Manager: Christina Lam, Vice President of Insinger Asset Management (U.S.) Inc. (Insinger)

Goal: The Fund seeks long-term capital appreciation primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

Market Overview: For the period ended October 31, 2000, the stockmarkets in the region were adversely affected by the decline in the Euro and rising oil prices that broke a 10-year record high of US $37/barrel. In addition, a string of profit warnings from US technology companies further hurt investor sentiment in this sector.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, declined 23.32% compared to a decline in the MSCI Far East Free ex-Japan Index of 21.38% and a decline in the MSCI EAFE Index of 2.66% for the same period.

Portfolio Specifics: The net asset value of the Fund decreased 23.32% during the period under review, compared with a drop of 21.38% in the MSCI Far East Free ex-Japan Index. At the end of the period under review, the Fund had overweight positions in China, Hong Kong, Korea, Taiwan and Thailand.

Market Outlook: While investors remain cautious amidst continuing profit warnings, the resolution of the outcome of the U.S. presidental elections and expectations of lower U.S. interest rates have resulted in an improvement in sentiment in the region. The year ahead is expected to be yet another challenging one for Asia, since the region's growth will undoubtedly slow as the result of a broader global slowdown. However, we believe that opportunities exist and we remain optimistic.

Despite WTO challenges, we believe that China offers the most compelling domestic demand recovery potential. Hong Kong will be positively impacted by the prospects of lower U.S. interest rates. While commentators have complained about the pace of restructuring in Korea, this continues to proceed. Valuations are attractive and many of Korea's larger companies should see improving margins and profitability in 2001.

Stock selection remains focused on reasonably-priced companies in Asia that are well-managed, have adjusted to the new environment, are willing to restructure their operations and are benefiting from the economic recovery in the region. In terms of asset allocation, the Fund is expected to maintain overweight positions in China, Hong Kong, Korea and Singapore.

Portfolio
Manager's Report                               PILGRIM SMALLCAP ASIA GROWTH FUND
--------------------------------------------------------------------------------

                                    7/3/95   10/95    10/96    10/97    10/98    10/99   10/31/00
                                    ------   ------   ------   ------   ------   ------   ------
Pilgrim SmallCap Asia Growth Fund
  Class A With Sales Charge          9,425    9,152   10,129    8,185    5,038    7,051    5,406
Pilgrim SmallCap Asia Growth Fund
  Class A Without Sales Charge      10,000    9,710   10,747    8,684    5,345    7,481    5,736
MSCI Far East Free ex-Japan Index   10,000    9,693   10,652    6,969    5,361    8,151    6,409
MSCI EAFE Index                     10,000   10,147   11,243   11,796   12,970   16,001   15,575

                                               Average Annual Total Returns
                                           for the period ended October 31, 2000
                                           -------------------------------------
                                                                Since Inception
                                            1 Year    5 Years      07/03/95
                                            ------    -------      --------
Including Sales Charge:
  Class A (1)                               -27.78%   -11.05%       -10.90%
Excluding Sales Charge:
  Class A                                   -23.32%    -9.99%        -9.90%
MSCI Far East Free ex-Japan Index           -21.38%    -7.94%        -8.00%(2)
MSCI EAFE Index                              -2.66%     8.95%         8.66%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim SmallCap Asia Growth Fund against the MSCI Far East Free ex-Japan Index and MSCI EAFE Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Since inception performance for the index is shown from 07/01/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities of issuers in a single region. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

                 See accompanying index descriptions on page 34.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM TROIKA DIALOG RUSSIA FUND                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Timothy McCarthy, Chief Investment Officer and Portfolio Manager, Oleg Larichev, Portfolio Manager, Ruben Vardanian, Chairman of Troika Dialog Asset Management, Pavel Teplukhin, President of Troika Dialog Asset Management.

Goal: The   Fund  seeks  to  maximize  long-term  capital  appreciation  through investments in Russian securities.

Market Overview: High prices for oil and other natural resource commodities exported by Russia, have had a very positive effect on Russia's macro-economic fundamentals. The enormous trade surplus at approximately 25% of GDP has helped to shore up Central Bank reserves, which have increased over 100% during the last 12 months to more then $25 billion. The strong hard currency reserve build-up has also caused a real appreciation in the ruble of more than 9% year-to-date. The improved export numbers combined with the lingering effects of a low ruble cost base for most Russian companies has yielded triple digit earnings growth and increased tax collections for the budget, which has been running a surplus for the last six months. All of this has occurred in an environment of declining inflation, which is at approximately 18%.

Global factors external to Russia have had a negative effect on the global emerging markets in general. Russia's strong underlying macro-economic factors, however, have provided its equity markets with superior performance relative to other emerging markets. For example, the MSCI Emerging Market Index declined by 25.02% year-to-date and the MSCI Emerging Eastern Europe Index declined by 14.57% year-to-date, while the RTS Index gained 7.83% year-to-date.

When looking for global factors most influential on the Russian market, it is interesting to note that oil is not the most prevalent. It is the level of global risk capital available for emerging markets, in general, that is most important. The amount of global risk capital is clearly illustrated by the JP Morgan Brandy Bond Index, which has a .45 correlation to the RTS Index, while oil prices have only a .34 correlation.

We have seen a period of relative political calm in which various governmental organs have acted cohesively and productively. Much of the hoped for reform oriented legislation proposed by President Vladimir Putin's liberal economic advisors, German Gref and Andrei Illiarnov, has been passed. This has included an extremely forward looking tax code with a flat tax rate of 13%, a consolidation of approximately 30 different social taxes into one social tax, a lowering of the arduous 4% turnover tax to 1% and a simplification of customs tariffs. We have seen the political power previously delegated to corrupt regional administrations under the Yeltsin administration, taken back by the Putin administration. With the creation of an executive branch oversight committee to monitor regional administrations and legislation providing this structure with the right to dismiss corrupt regional officials for violating federal laws, Putin now has the legal, political and executive teeth necessary to begin what is expected to be a difficult process of rooting corruption out of government. The parliament also recently passed the 2001 budget, which will be the first planned surplus budget ever.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, have appreciated by 82.86% compared to the RTS Index of 100 stocks return of 94.35%. The Moscow Times Index had a gain of 102.84% during the same period. The RTX Index comprised of the eight most liquid shares declined by 7.73% during the same period. During this period of global emerging market risk adversity, the more liquid stocks as expressed by the RTX Index under-performed the broader and less liquid market. The Fund's slight underperformance relative to the broader RTS Index is therefore attributable to the Fund's preference towards liquidity, as it is open for redemptions on a daily basis.

Portfolio Specifics: Oil companies were an obvious beneficiary of high oil prices, but since approximately 30% of Russian GDP is derived from oil and gas production, virtually the entire economy is a play on oil. This is why we have reduced our oil sector exposure down to approximately 42%, which is approximately 20% less than the RTS Index weighting in the oil sector. Within the oil sector we have reduced exposure to first tier stocks selling at a premium to the sector average in favor of smaller companies selling at a discount to the sector average. Wireless telecommunications and competitive local exchange carriers are our favorites with the telecommunications sector, which makes up about 23% of the portfolio. Metals producers, which have benefited from a lower ruble denominated cost base and higher commodities prices, have become extremely profitable. Unfortunately, the sector is not widely held and corporate governance problems inhibit stock selection within the sector. We continue to underweight electrical utilities due to uncertainties over a planned restructuring of the primary holding company, Unified Energy Systems, as well as political and social pressures to keep tariffs below the costs of many electricity producers.

Market Outlook: We remain optimistic about continued political stability and the reform process. We believe that the efforts of the Putin administration to curtail corruption and to push through the necessary reforms will pay-off in terms of increased amounts of foreign direct investment, portfolio investment and improved corporate governance. We have seen the fixed income market outperform the equity market over the last six months, implying lower sovereign risk which has not yet been priced into equities. We expect a turn-around in global capital flows favoring emerging markets to occur late in the fourth quarter and we believe that this turnaround will trigger a re-rating in equities, closing the gap with Russian fixed income securities.

Portfolio
Managers' Report                               PILGRIM TROIKA DIALOG RUSSIA FUND
--------------------------------------------------------------------------------

                                    7/3/96   10/96    10/97    10/98    10/99   10/31/00
                                    ------   ------   ------   ------   ------   ------
Pilgrim Troika Dialog Russia Fund
  Class A With Sales Charge          9,425    8,227   16,951    2,434    3,860    7,059
Pilgrim Troika Dialog Russia Fund
  Class A Without Sales Charge      10,000    8,729   17,986    2,583    4,096    7,490
Moscow Times Index                  10,000    9,433   23,697    3,057    5,736   11,634
Russian Tradings Systems Index      10,000    8,719   20,685    2,921    4,893    9,509

                                                Average Annual Total Returns
                                           for the period ended October 31, 2000
                                           -------------------------------------
                                                                Since Inception
                                            1 year    3 year       07/03/96
                                            ------    ------       --------
Including Sales Charge:
  Class A (1)                                72.29%   -26.78%       -7.73%
Excluding Sales Charge:
  Class A                                    82.86%   -25.32%       -6.46%
Moscow Times Index                          102.84%   -22.44%        2.32%(2)
Russian Tradings Systems Index               94.35%   -22.47%       -1.76%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Troika Dialog Fund against the Moscow Times Index and Russian Tradings Systems Index. The indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charge and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "foward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Since inception performances for the indices is shown from 06/28/96.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities of issuers in a single region. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

                 See accompanying index descriptions on page 34.

------------
Precious
Metals Funds
------------

                                                                       Portfolio
PILGRIM GOLD FUND                                               Manager's Report
--------------------------------------------------------------------------------

Portfolio Manager: James A. Vail, CFA

Goal: The Fund seeks long-term capital appreciation and hedges against the loss of buying power of the US Dollar as may be obtained through investment in gold bullion and securities of companies engaged in the mining or processing of gold throughout the world. The Fund seeks to invest 65% of its assets in gold and the equity securities of companies engaged in mining or processing of gold. The Fund may also invest in other precious metals, including platinum, palladium and silver. Less than half of the value of the Fund's assets will be invested in gold bullion or other precious metals.

Market Overview: Since 1988, gold bullion has traded in a range of $250-$300 per ounce. Two factors have contributed to gold's malaise. Central Banks globally have sold or leased their reserves to producers and speculators who have put pressure on the metal. Secondly, the strength of the US dollar has reduced the demand for gold either as jewelry or as an investment. The latter issue provides the foundation for higher metal prices in the future, Presently; the US Dollar accounts for about 77% of world banks' reserves. The dollar can be compared to an over priced, extended growth stock, priced for perfection. Should the dollar weaken against other currencies, we expect gold prices to strengthen and coupled with a large short position, result in substantially higher bullion prices.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, declined 32.01% compared to a decline of 9.22% for Gold Bullion and a gain of 6.09% for the S&P 500 Index in the same period.

Portfolio Strategy: The Fund's generally better performance relative to the Philadelphia Stock Exchange Gold and Silver Index can be traced to its holdings of platinum and palladium shares both in South Africa and North America. South African holdings, IMPALA Platinum and Anglo American Platinum, returned over 60% in the 12 months ended October 31, 2000. In North America, Stillwater Mining also produced above average returns.

Market Outlook: Looking ahead, the fundamental supply demand balance remains positive for gold and the US dollar is not expected to sustain its strength against other currencies. In addition, the low gold price environment has resulted in many companies and mines operating at extremely narrow profit margins leading to questions of their economic viability. This could lead to greater corporate activity. Within this framework, the Fund will remain invested in the world's leading gold producers. The Fund will limit its exposure to heavily hedged producers in an attempt to capture as much of the upside potential as possible in a rising gold price environment. The Fund will also consider investing in smaller and intermediate gold producers in an effort to enhance overall performance through greater sensitivity to gold prices and potential corporate actions.

Portfolio
Manager's Report                                               PILGRIM GOLD FUND
--------------------------------------------------------------------------------

                                 10/31/90  10/91    10/92    10/93    10/94    10/95    10/96    10/97    10/98    10/99   10/31/00
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Gold Fund
  Class A With Sales Charge        9,417    9,342    7,512   11,474   13,661   11,319   13,716    8,790    7,673    7,673    5,217
Pilgrim Gold Fund
  Class A Without Sales Charge    10,000    9,920    7,977   12,184   14,507   12,019   14,565    9,334    8,148    8,148    5,540
S&P 500 Index                     10,000   13,350   14,679   16,872   17,525   22,158   27,497   36,327   44,315   55,688   59,081
Gold Bullion                      10,000    9,419    8,940    9,733   10,284   10,252   10,168    8,344    7,833    8,004    7,266

                                                Average Annual Total Returns
                                           for the period ended October 31, 2000
                                           -------------------------------------
                                           1 Year        5 Years        10 Years
                                           ------        -------        --------
Including Sales Charge:
  Class A (1)                              -35.86%       -15.37%         -6.30%
Excluding Sales Charge:
  Class A                                  -32.01%       -14.35%         -5.74%
S&P 500 Index                                6.09%        21.67%         19.44%
Gold Bullion                                -9.22%        -7.11%         -3.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Gold Fund against the S&P 500 Index and Gold Bullion. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

Principal Risk Factor(s): Price volatility due to non-diversification and concentration in the gold/precious metals industry. The market for gold and other precious metals is widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher transaction/storage costs and realize gain only with an increase in market price.

                 See accompanying index descriptions on page 34.

------------
Precious
Metals Funds
------------

                                                                       Portfolio
PILGRIM SILVER FUND                                             Manager's Report
--------------------------------------------------------------------------------

Portfolio Manager: James A. Vail, CFA

Goal: The Fund's investment objective is to maximize total return on its assets from long term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver and in silver bullion.

Investment Strategy: The Fund will invest in the securities of established silver related companies domiciled in the United States, Canada, and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver related companies, which have been in business for more than three years. Additionally, the Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

Market Overview: Despite a favorable supply demand imbalance, silver prices remain under pressure. Inventory reductions from overseas governments and domestic investors have prevented prices from reflecting the positive fundamentals. Inspite of its precious nature, silver is essentially an industrial metal with major uses in photography and jewelry. As such silver's demand will be influence by overall global economic trends. As we move forward, the imbalance between supply and demand should lead to higher silver prices. In addition, inventories at the London Metal Exchange and Comex are at historically low levels, which would enhance the favorable outlook for higher silver prices.

Performance: For the year ended October 31, 2000, the Fund's Class A shares, excluding sales charges, lost 26.52% compared to a decline of 8.76% for Silver Bullion and a gain of 6.09% for the S&P 500 Index for the same period.

Portfolio Strategy: In this generally negative silver environment, the Fund's conservative cash position contributed to its better relative performance compared to the Philadelphia Gold and Silver Index.

Market Outlook: Looking ahead, the fundamental supply demand balance remains positive for silver. In general, however, 80% of the world's silver is a by-product of other metal production. As a result, the Fund's future performance will depend on global industrial production and the production outlook for copper, zinc and gold. The Fund remains invested in the world's largest silver producers and looks for opportunities where silver production is a growing aspect of other global mining entities.

Portfolio
Manager's Report                                             PILGRIM SILVER FUND
--------------------------------------------------------------------------------

                                 1/2/92   10/92    10/93    10/94    10/95    10/96    10/97    10/98    10/99   10/31/00
                                 ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Silver Fund
  Class A With Sales Charge       9,420    8,732   13,116   15,507   14,565   15,689   13,572   10,657   10,767    7,911
Pilgrim Silver Fund
  Class A Without Sales Charge   10,000    9,269   13,923   16,462   15,462   16,654   14,407   11,312   11,429    8,398
S&P 500 Index                    10,000   10,281   11,818   12,275   15,520   19,259   25,444   31,039   39,005   41,381
Silver Bullion                   10,000    9,726   11,399   14,219   14,259   12,836   12,810   13,448   14,128   12,891

                                                Average Annual Total Returns
                                           for the period ended October 31, 2000
                                           -------------------------------------
                                                                 Since Inception
                                            1 Year     5 Year        01/02/92
                                            ------     ------        --------
Including Sales Charge:
  Class A (1)                               -30.78%    -12.55%        -2.62%
Excluding Sales Charge:
  Class A                                   -26.52%    -11.49%        -1.96%
S&P 500 Index                                 6.09%     21.67%        17.44%(2)
Silver Bullion                               -8.76%     -2.43%         2.35%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Silver Fund against the S&P 500 Index and Silver Bullion. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Since inception performance for the index is shown from 01/01/92.

(3)  Since inception performance for the index is shown from 12/31/91.

Principal Risk Factor(s): Price volatility due to non-diversification and concentration in stocks in the silver industry. The market for silver is limited and widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher transaction/storage costs, and realize gain only with an increase in market price.

                 See accompanying index descriptions on page 34.

-------------
International
Income Funds
-------------

                                                                       Portfolio
PILGRIM GLOBAL INCOME FUND                                      Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Denis P. Jamison, C.F.A., Roseann G. McCarthy, Co-Portfolio Managers

Goal: The Fund seeks to provide high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic fixed income securities. These securities can be investment grade, lower rated, or non-rated. Also, the Fund owns both dollar-denominated and non-dollar debt securities. A significant portion of the Fund's assets will be invested in emerging market sovereign and corporate bonds. Management looks to balance the risks between dollar and non-dollar debt as well as between developed market and emerging market debt in order to mitigate the price volatility associated with any one market sector.

Market Overview: Two factors have dominated the global bond market this year:
(1) the steep decline in the value of the Euro versus the U.S. Dollar, and (2) the widening of yield spreads between government securities -- particularly U.S. Treasury debt -- and lower rated bonds. For example, the Lehman U.S. Treasury Bond Index returned 8.10% for the first nine months of this year. This compares with a 6.50% decline in the non-U.S. Global Treasury Index and a -0.70% decline in the return from U.S. high yield corporate debt. One sector of the high yield bond market has shown considerable strength; the Lehman Emerging Market Debt Index is up 12.30% this year. Strong economic growth and improved fiscal policies in Brazil and Mexico as well as increased stability in Russia have attracted investors to the dollar-denominated bonds of these borrowers. However, in recent months, even these markets have fallen victim to increased investor risk aversion; the yield spreads between these debt securities and U.S. Treasury bonds widened and their price performance suffered.

The key element underlying the trends in the global bond market is strong U.S. economic growth relative to that of other developed markets. This growth has resulted in high returns on capital whether invested in the booming U.S. communications and technology markets or in domestic debt whose yields have been inflated by tight U.S. monetary policies. Recent economic reports suggest a slowing in domestic business expansion. If so, we could see a reversal in the market trends of the last year.

Performance: For the period ended October 31, 2000, the Fund's Class A shares, excluding sales charges, declined 3.57% compared to a decline of 5.24% for the Lehman Brothers Global Treasury Index. The Fund had a particularly difficult October, declining 3.20% in value compared with a -1.00% reversal for the Index.

Portfolio Specifics: Losses on domestic high yield debt and the decline in the value of the Euro were the primary causes of the Fund's negative returns this year. Two domestic credits held by the Fund became distressed during the year -- Archibald Candy and Clark Materials. The latter declared bankruptcy and there may be little assets available to bondholders. At the start of the year, about 42% of the Fund's assets were invested in Scandinavian, Greek, or Eastern European debt. The 12% fall in the value of the Euro impacted the U.S. dollar value of these bonds. Finally, in late September, the Fund's single largest shareholder liquidated its investment; the Fund's assets fell from $30.7 million to $16.5 million. This prompted significant sales of Fund assets and these transactions impacted relative performance. The Fund's Class A shares fell in value by 3.20% during the month compared with a 1.30% decline for the Lehman Brothers Global Treasury Index.

Market Outlook: Indications are clear that the U.S. economy is slowing. For example, third quarter GDP growth slowed to 2.70% compared with 5.60% in the prior period. This opens the door to lower short-term interest rates in 2001 and implies a lower rate of return on capital invested in the U.S. The Euro has been significantly undervalued on a purchasing parity basis versus the U.S. Dollar all year. It's capital flows, however, that determine exchange ratios. During the first nine months of this year, investors were buying U.S. Dollars to fund both acquisitions and security purchases. This activity is likely to mitigate as the economy slows. Accordingly, we look for the Euro to strengthen and take with it the Eastern European currencies. We anticipate maintaining a high non-dollar exposure; currently, the Fund has a 62% exposure in foreign currencies.

Portfolio
Managers' Report                                      PILGRIM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                                 10/31/90  10/91    10/92    10/93    10/94    10/95    10/96    10/97    10/98    10/99   10/31/00
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Global Income Fund
  Class A With Sales Charge        9,521   10,578   11,072   12,612   11,960   13,865   15,809   16,663   17,811   18,072   17,426
Pilgrim Global Income Fund
  Class A Without Sales Charge    10,000   11,111   11,629   13,247   12,562   14,563   16,605   17,502   18,708   18,982   18,304
Lehman Brothers Global
  Treasury Index                  10,000   11,105   12,491   13,919   14,287   16,571   17,711   16,783   16,283   18,374   18,954

                                               1 Year       5 Year       10 Year
                                               ------       ------       -------
Including Sales Charge:
  Class A(1)                                   -8.16%        3.67%        5.71%
Excluding Sales Charge:
  Class A                                      -3.57%        4.68%        6.23%
Lehman Brothers Global Treasury Index          -5.24%        2.72%        6.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Global Income Fund against the Lehman Brothers Global Treasury Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

Principal Risk Factor(s): Through investment in bonds, the Fund may expose you to certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

                 See accompanying index descriptions on page 34.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders of their industry.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

The MSCI EAFE Index consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The MSCI Far East Free ex-Japan Index measures performance of securities listed on exchanges in the Far East markets excluding Japan.

The Moscow Times Index is an index that measures the performance of the 50 most liquid and highly capitalized Russian stocks.

The Russian Trading Systems Index is a capitalization weighted index that is comprised of 100 stocks traded on the Russian Trading Systems.

The RTX Russian Traded Index is a capitalization-index of 8 Russian blue chip stocks.

The Lehman Brothers Global Treasury Index is an unmanaged index that is comprised of 19 countries with an average maturity of 7.46 years.

The Gold Bullion is a commodity traded on the New York Mercantile Exchange.

The Silver Bullion is a commodity traded on the New York Mercantile Exchange.

The Pacific Stock Exchange (PSE) Technology Index is a price-weighted index of the top 100 U.S. technology stocks.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index

-------
Pilgrim
Funds
-------

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the Pilgrim Mayflower Trust and the Shareholders and Board of Directors of Pilgrim Mutual Funds, Pilgrim Advisory Funds, Inc., Pilgrim Global Corporate Leaders Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Pilgrim Global Technology Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc. Pilgrim Troika Dialog Russia Fund, Inc., Pilgrim Gold Fund, Inc., Pilgrim Silver Fund, Inc. and Pilgrim Global Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim International Core Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International SmallCap Growth Fund and Pilgrim Emerging Countries Fund, four of the twelve funds comprising Pilgrim Mutual Funds (collectively, "PMF"), Pilgrim International Value Fund and Pilgrim Emerging Markets Value Fund, two of the six funds comprising Pilgrim Mayflower Trust, (collectively, "PMT"), Pilgrim Asia-Pacific Equity Fund, one of the three funds comprising Pilgrim Advisory Funds, Inc., (collectively, "PAF"), Pilgrim Global Corporate Leaders Fund, Inc. (formerly Lexington Global Corporate Leaders Fund, Inc.), Pilgrim International Fund, Inc. (formerly Lexington International Fund, Inc.), Pilgrim Worldwide Emerging Markets Fund, Inc. (formerly Lexington Worldwide Emerging Markets Fund, Inc.), Pilgrim Global Technology Fund, Inc. (formerly Lexington Global Technology Fund, Inc.), Pilgrim SmallCap Asia Growth Fund, Inc. (formerly Lexington SmallCap Asia Growth Fund, Inc.), Pilgrim Troika Dialog Russia Fund, Inc. (formerly Lexington Troika Dialog Russia Fund, Inc.), Pilgrim Gold Fund, Inc. (formerly Lexington Goldfund, Inc.), Pilgrim Silver Fund, Inc. (formerly Lexington Silver Fund, Inc.), and Pilgrim Global Income Fund (formerly Lexington Global Income Fund, Inc.), (each a "Fund" collectively, the "Funds") at October 31, 2000, and the results of each of their operations for the periods then ended, the changes in each of their net assets and financial highlights for each of the periods presented except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of PMF, PMT, PAF and the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

For all periods ended prior to and including December 31, 1999 for Pilgrim Global Corporate Leaders Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Pilgrim Global Technology Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Troika Dialog Russia Fund, Inc., Pilgrim Gold Fund, Inc., Pilgrim Silver Fund, Inc., and Pilgrim Global Income Fund the statements of operations and of changes in net assets and financial highlights were audited by other auditors whose reports dated February 17, 2000 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ended prior to and including June 30, 2000 for Pilgrim International Core Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund and Pilgrim Asia-Pacific Fund the statements of operations and of changes in net assets and financial highlights were audited by other auditors whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
December 29, 2000

-------------
International
Equity Funds
-------------

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------

                                                           Global
                                        Worldwide         Corporate      International
                                          Growth           Leaders           Value        International
                                           Fund             Fund             Fund              Fund
                                      --------------    --------------   --------------   --------------
ASSETS:
Investments in securities, at
 value*                               $  572,643,199    $   15,201,490   $1,912,520,584   $   27,547,450
Short-term securities, at amortized
 cost                                     50,195,499           987,930               --        2,963,790
Repurchase agreements                             --                --      125,011,000               --
Cash                                          46,206           543,465           10,249          672,619
Foreign currency, at value**                     349                --        1,366,994          331,082
Receivable for investments sold           12,435,780             4,962               --               --
Receivable for shares of beneficial
 interest sold                            21,978,147           257,795       18,891,380          243,463
Dividends and interest receivable            518,450            32,755        4,441,300           77,982
Unrealized appreciation of
 forward currency contracts                       --                --          158,553               --
Receivable due from affilitate                    --                --               --               --
Other receivable                                  --            26,597               --              135
Prepaid expenses                             190,020             1,768           99,629           27,497
                                      --------------    --------------   --------------   --------------
  Total Assets                           658,007,650        17,056,762    2,062,499,689       31,864,018
                                      --------------    --------------   --------------   --------------
LIABILITIES:
Payable for investments
 purchased                                 4,818,844                --       63,902,107          379,460
Payable for shares of beneficial
 interest reacquired                      20,182,180               434        4,935,786          499,445
Investment advisory fee payable              532,375            13,969        1,624,499           25,850
Distribution fee payable                     274,306             3,492        1,089,059            5,913
Transfer agent fee payable                    97,619             7,180          576,601            6,601
Administrative services fee
 payable                                          --             1,397          162,450            2,585
Unrealized depreciation of
 forward foreign currency
 contracts                                        --                --          360,454               --
Accrued expenses                             211,495           136,797          932,779          126,090
                                      --------------    --------------   --------------   --------------
  Total Liabilities                       26,116,819           163,269       73,583,735        1,045,944
                                      --------------    --------------   --------------   --------------
NET ASSETS                            $  631,890,831    $   16,893,493   $1,988,915,954   $   30,818,074
                                      ==============    ==============   ==============   ==============
NET ASSETS WERE
 COMPRISED OF:
Paid-in-capital                       $  573,190,225    $   11,637,343   $1,676,493,307   $   29,139,374
Undistributed (distribution in
 excess of) net investment
 income                                     (587,286)               --       10,143,582          (44,363)
Accumulated net realized
 gain/loss on investments,
 foreign currency and futures
 contracts                                12,812,487         1,530,223      239,137,225        2,540,339
Net unrealized appreciation
 (depreciation) of investments,
 foreign currency and futures
 contracts                                46,475,405         3,725,927       63,141,840         (817,276)
                                      --------------    --------------   --------------   --------------
  Net Assets                          $  631,890,831    $   16,893,493   $1,988,915,954   $   30,818,074
                                      ==============    ==============   ==============   ==============
*Cost                                 $  526,165,276    $   11,473,931   $1,849,228,137   $   28,366,256
**Cost of foreign currency                       347                --        1,366,994          324,061

                                      International     International      Emerging
                                          Core            SmallCap          Markets
                                         Growth            Growth            Value
                                          Fund              Fund             Fund
                                      --------------    --------------   --------------
ASSETS:
Investments in securities, at
 value*                               $   72,119,660    $  646,634,200   $   12,919,368
Short-term securities, at amortized
 cost                                      3,000,000                --               --
Repurchase agreements                             --        39,589,000          116,000
Cash                                         936,917         3,423,106           10,726
Foreign currency, at value**                   4,044         7,413,742            1,745
Receivable for investments sold              954,615        13,474,241               --
Receivable for shares of beneficial
 interest sold                             5,157,680        24,671,502            3,204
Dividends and interest receivable            153,759           700,546           52,601
Unrealized appreciation of
 forward currency contracts                       --                --               --
Receivable due from affilitate                20,391             3,357               --
Other receivable                             167,736           154,046           55,700
Prepaid expenses                              24,347           148,178            1,148
                                      --------------    --------------   --------------
  Total Assets                            82,539,149       736,211,918       13,160,492
                                      --------------    --------------   --------------
LIABILITIES:
Payable for investments
 purchased                                        --        30,334,701               --
Payable for shares of beneficial
 interest reacquired                         152,673         2,593,933            1,161
Investment advisory fee payable               66,075           572,690           11,310
Distribution fee payable                      30,015           226,605            8,313
Transfer agent fee payable                    24,241           146,734            7,998
Administrative services fee
 payable                                          --                --               --
Unrealized depreciation of
 forward foreign currency
 contracts                                        --                --               --
Accrued expenses                             113,531           534,667           14,020
                                      --------------    --------------   --------------
  Total Liabilities                          386,535        34,409,330           42,802
                                      --------------    --------------   --------------
NET ASSETS                            $   82,152,614    $  701,802,588   $   13,117,690
                                      ==============    ==============   ==============
NET ASSETS WERE
 COMPRISED OF:
Paid-in-capital                       $   75,262,552    $  642,802,543   $   10,675,826
Undistributed (distribution in
 excess of) net investment
 income                                      742,176        (3,454,110)         143,820
Accumulated net realized
 gain/loss on investments,
 foreign currency and futures
 contracts                                 3,821,020        34,362,301        3,240,882
Net unrealized appreciation
 (depreciation) of investments,
 foreign currency and futures
 contracts                                 2,326,866        28,091,854         (942,838)
                                      --------------    --------------   --------------
  Net Assets                          $   82,152,614    $  701,802,588   $   13,117,690
                                      ==============    ==============   ==============
*Cost                                 $   69,778,215    $  618,598,454   $   13,862,207
**Cost of foreign currency                     4,112         7,360,991            1,748

                 See Accompanying Notes to Financial Statements

                                                               Global                       International  International   Emerging
                              Worldwide       Corporate     International                       Core         SmallCap      Markets
                               Growth          Leaders          Value       International      Growth         Growth        Value
                                Fund            Fund             Fund           Fund            Fund           Fund          Fund
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
Class A:
 Net assets                  $246,589,814   $   16,893,493   $920,591,095   $   30,652,690   $23,588,259   $273,392,970   $4,548,854
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares authorized              unlimited    1,000,000,000      unlimited    1,000,000,000     unlimited      unlimited    unlimited
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Par value                   $       0.00   $        0.001   $       0.01   $        0.001   $      0.00   $       0.00   $     0.01
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares outstanding             9,355,074        1,570,579     55,201,299        2,732,579     1,127,662      7,578,351      442,984
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Net asset value and
  redemption value per
  share (net assets/shares
  outstanding)               $      26.36   $        10.76   $      16.68   $        11.22   $     20.92   $      36.08   $    10.27
                             ============   ==============   ============   ==============   ===========   ============   ==========
 Maximum offering price per
  share (net asset value
  plus sales charge of
  5.75% of offering price)   $      27.97   $        11.29   $      17.69   $        11.90   $     22.19       $ $37.28   $    10.90
                             ============   ==============   ============   ==============   ===========   ============   ==========
Class B:
 Net assets                  $126,756,201              n/a   $437,764,707   $       80,347   $19,116,474   $126,861,025   $4,100,600
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares authorized              unlimited              n/a      unlimited    1,000,000,000     unlimited      unlimited    unlimited
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Par value                   $       0.00              n/a   $       0.01   $        0.001   $      0.00   $       0.00   $     0.01
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares outstanding             4,293,287              n/a     26,643,010            7,180       915,669      3,334,092      402,969
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Net asset value and
  offering price per
  share (net assets/shares
  outstanding)*              $      29.52              n/a   $      16.43   $        11.19   $     20.88   $      38.05   $    10.18
                             ============   ==============   ============   ==============   ===========   ============   ==========
Class C:
 Net assets                  $213,842,768              n/a   $605,678,290   $       85,037   $25,501,161   $136,829,717   $4,468,236
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares authorized              unlimited              n/a      unlimited    1,000,000,000     unlimited      unlimited    unlimited
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Par value                   $       0.00              n/a   $       0.01   $        0.001   $      0.00   $       0.00   $     0.00
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares outstanding             8,144,711              n/a     36,915,901            7,588     1,216,504      3,917,302      440,910
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Net asset value and
  offering price per
  share (net assets/shares
  outstanding)*              $      26.26              n/a   $      16.41   $        11.21   $     20.96   $      34.93   $    10.13
                             ============   ==============   ============   ==============   ===========   ============   ==========
Class Q:
 Net assets                  $ 44,702,048              n/a   $ 24,881,862              n/a   $13,946,720   $164,718,876          n/a
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares authorized              unlimited              n/a      unlimited              n/a     unlimited      unlimited          n/a
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Par value                   $       0.00              n/a   $       0.00              n/a   $      0.00   $       0.00          n/a
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Shares outstanding             1,471,824              n/a      1,491,611              n/a       640,881      4,313,811          n/a
                             ------------   --------------   ------------   --------------   -----------   ------------   ----------
 Net asset value, offering
  and redemption price per
  share (net assets/shares
  outstanding)               $      30.37              n/a   $      16.68            $ n/a   $     21.76   $      38.18        $ n/a
                             ============   ==============   ============   ==============   ===========   ============   ==========

* Redemption price varies by length of time shares are held.

-------------
International
Equity Funds
-------------

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------

                                                            Worldwide                                    SmallCap        Troika
                                            Emerging        Emerging         Global      Asia-Pacific      Asia          Dialog
                                            Countries        Markets       Technology       Equity        Growth         Russia
                                              Fund            Fund            Fund           Fund          Fund           Fund
                                          -------------   -------------   ------------   ------------   ------------   ------------
ASSETS:
Investments in securities, at value*      $ 178,469,338   $  65,682,399   $  8,081,484   $ 15,915,505   $  3,604,993   $ 48,695,767
Short-term securities, at amortized cost     22,926,151      10,373,265             --             --             --      1,975,860
Repurchase agreements                                --              --             --        740,000             --             --
Cash                                            462,292       7,191,386        890,502        384,977         84,311      1,515,939
Foreign currency, at value**                    978,708          10,214             --         17,794        262,624             --
Receivable for investments sold               1,499,911       2,867,168          5,626             --             --      2,917,207
Receivable for shares of beneficial
 interest sold                                2,229,516         133,873          3,338      4,079,282        718,805         84,843
Dividends and interest receivable               143,582         235,212          3,868          5,209             --        134,179
Receivable due from affiliate                    47,232              --         47,814         21,810         66,511             --
Other receivable                                 40,470              10             --             --          8,911             --
Prepaid expenses                                 55,627           7,951          1,677         19,183         17,219         23,013
                                          -------------   -------------   ------------   ------------   ------------   ------------
  Total Assets                              206,852,827      86,501,478      9,034,309     21,183,760      4,763,374     55,346,808
                                          -------------   -------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for investments purchased             9,664,247       4,287,199             --        552,202             --      1,145,428
Payable for shares of beneficial
 interest reacquired                          1,349,243         131,226          3,338      1,638,106          2,885        250,464
Investment advisory fee payable                 205,526          69,430          9,673         18,494          4,676         58,565
Distribution fee payable                         41,090          80,458          1,935          8,027            935          2,749
Transfer agent fee payable                       56,725          11,747          4,630          6,196          7,114         10,917
Administrative services fee payable              34,063           6,943             --             --          1,085          4,685
Estimated tax liability on Indian
 investments                                  1,597,233          88,692             --             --             --             --
Accrued expenses                                306,974         329,430        126,536        100,645        116,951        237,448
                                          -------------   -------------   ------------   ------------   ------------   ------------
  Total Liabilities                          13,255,101       5,005,125        146,112      2,323,670        133,646      1,710,256
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET ASSETS                                $ 193,597,726   $  81,496,353   $  8,888,197   $ 18,860,090   $  4,629,728   $ 53,636,552
                                          =============   =============   ============   ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                           $ 237,061,309   $ 127,760,983   $ 13,147,443   $ 47,359,237   $ 15,455,160   $139,492,226
Undistributed (distribution in excess)
 net investment income)                         (58,147)        (92,507)            --        296,231             --             --
Accumulated net realized gain/loss on
 investments, foreign currency and
 future contracts (net of foreign tax
 on the sale of indian investments of
 $1,323,652, $0, $0, $0, $0 and $0,
 respectively -- Note 2)                    (49,128,400)    (11,424,744)      (238,770)   (23,797,507)    (9,795,911)   (68,683,576)
Net unrealized appreciation
 (depreciation) of investments, and
 other assets, liabilities and forward
 contracts denominated in foreign
 currencies (net of estimated tax
 liability on Indian investments of
 $273,581, $88,692, $0, $0, $0 and
 $0, respectively -- see Note 2)              5,722,964     (34,747,379)    (4,020,476)    (4,997,871)    (1,029,521)   (17,172,098)
                                          -------------   -------------   ------------   ------------   ------------   ------------
  Net Assets                              $ 193,597,726   $  81,496,353   $  8,888,197   $ 18,860,090   $  4,629,728   $ 53,636,552
                                          =============   =============   ============   ============   ============   ============
  *Cost                                     172,476,656     100,068,422     12,101,862     20,913,515      4,632,559     65,867,865
  **Cost of foreign currency                    978,697           4,253             --         17,828        264,581             --

                 See Accompanying Notes to Financial Statements

                                                       Worldwide                                      SmallCap          Troika
                                          Emerging      Emerging         Global      Asia-Pacific       Asia            Dialog
                                          Countries      Markets       Technology       Equity         Growth           Russia
                                            Fund          Fund            Fund           Fund           Fund             Fund
                                         -----------   -----------   --------------   -----------   --------------   --------------
Class A:
 Net assets                              $59,541,217   $81,496,353   $    8,888,197   $ 8,471,247   $    4,629,728   $   53,636,552
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares authorized                         unlimited     unlimited    1,000,000,000    24,000,000    1,000,000,000    1,000,000,000
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Par value                               $      0.00   $      0.01   $        0.001   $      1.00   $        0.001   $        0.001
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares outstanding                        3,646,780     9,314,219        1,130,652     1,697,869          809,868        7,497,260
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Net asset value and redemption per
  share (net assets/shares outstanding)  $     16.33   $      8.75   $         7.86   $      4.99   $         5.72   $         7.15
                                         ===========   ===========   ==============   ===========   ==============   ==============
 Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)               $     17.32   $      9.28   $         8.34   $      5.29   $         6.07   $         7.59
                                         ===========   ===========   ==============   ===========   ==============   ==============
Class B:
 Net assets                              $22,707,035           n/a              n/a   $ 7,678,394              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares authorized                         unlimited           n/a              n/a    20,000,000              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Par value                               $      0.00           n/a              n/a   $      1.00              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares outstanding                        1,383,679           n/a              n/a     1,598,652              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Net asset value offering and
  redemption price per share (net
  assets/shares outstanding)*            $     16.41           n/a              n/a   $      4.80              n/a              n/a
                                         ===========   ===========   ==============   ===========   ==============   ==============
Class C:
 Net assets                              $22,455,463           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares authorized                         unlimited           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Par value                               $      0.00           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares outstanding                        1,419,906           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Net asset value offering and
  redemption price per share (net
  assets/shares outstanding)*            $     15.81           n/a              n/a           n/a              n/a              n/a
                                         ===========   ===========   ==============   ===========   ==============   ==============
Class M:
 Net assets                                      n/a           n/a              n/a   $ 2,710,449              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares authorized                               n/a           n/a              n/a    12,000,000              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Par value                                       n/a           n/a              n/a   $      1.00              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares outstanding                              n/a           n/a              n/a       558,552              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Net asset value and redemption price
  per share (net assets/shares
  outstanding)                                   n/a           n/a              n/a   $      4.85              n/a              n/a
                                         ===========   ===========   ==============   ===========   ==============   ==============
 Maximum offering price per share (net
  asset value plus sales charge of
  3.50% of offering price)                       n/a           n/a              n/a   $      5.03              n/a              n/a
                                         ===========   ===========   ==============   ===========   ==============   ==============
Class Q:
 Net assets                              $88,894,011           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares authorized                         unlimited           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Par value                               $      0.00           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Shares outstanding                        5,288,407           n/a              n/a           n/a              n/a              n/a
                                         -----------   -----------   --------------   -----------   --------------   --------------
 Net asset value offering and
  redemption price per share (net
  assets/shares outstanding)             $     16.81           n/a              n/a           n/a              n/a              n/a
                                         ===========   ===========   ==============   ===========   ==============   ==============

* Redemption price varies by length of time shares held.

-----------------------
International Income
& Precious Metals Funds
-----------------------

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------

                                                                                            Global
                                                           Gold            Silver           Income
                                                           Fund             Fund             Fund
                                                       -------------    -------------    -------------
ASSETS:
Investments in securities, at value*                   $  35,294,236    $  10,514,367    $  13,948,071
Short-term securities, at amortized cost                   4,445,685        3,457,755          296,048
Cash                                                         421,784          788,377          110,698
Foreign cash, at value                                            --               --           88,120
Receivable for investments sold                            1,091,083           82,049           14,341
Receivable for shares of beneficial interest sold              4,500           29,508           24,946
Dividends and interest receivable                             25,003           14,979          553,904
Other receivable                                               3,777            1,055           27,157
Prepaid expenses                                               2,533            5,505              365
                                                       -------------    -------------    -------------
  Total Assets                                            41,288,601       14,893,595       15,063,650
                                                       -------------    -------------    -------------
LIABILITIES:
Payable for shares of beneficial interest reacquired          48,680           60,106              216
Payable to custodian                                         903,957               --               --
Investment advisory fee payable                               36,282           13,308           13,506
Payable due to affiliate                                       3,560
Payable for future variation margin                               --               --            2,347
Distribution fee payable                                       4,998            3,327            1,366
Transfer agent fee payable                                        --               --            1,877
Administrative services fee payable                            3,628            1,331            1,351
Accrued expenses                                             161,082          121,084          135,944
                                                       -------------    -------------    -------------
  Total Liabilities                                        1,158,627          202,716          156,607
                                                       -------------    -------------    -------------
NET ASSETS                                             $  40,129,974    $  14,690,879    $  14,907,043
                                                       =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in-capital                                        $ 136,490,064    $  36,157,609    $  20,873,224
Undistributed net investment income                           49,339          177,221               --
Accumulated net realized gain/loss on  investments
 foreign currency and future contracts                   (82,878,255)     (14,137,606)      (1,056,127)
Net unrealized appreciation (depreciation) of
 investments foreign currency and future contracts       (13,531,174)      (7,506,345)      (4,910,054)
                                                       -------------    -------------    -------------
  Net Assets                                           $  40,129,974    $  14,690,879    $  14,907,043
                                                       =============    =============    =============
* Cost of securities                                   $  48,831,126    $  18,020,694    $  18,811,991
** Cost of foreign currency                                       --               --           87,933

                 See Accompanying Notes to Financial Statements

                                                                                       Global
                                                      Gold             Silver          Income
                                                      Fund              Fund            Fund
                                                  --------------   --------------   --------------
Class A:
 Net assets                                       $   40,129,974   $   14,690,879   $   14,904,297
                                                  --------------   --------------   --------------
 Shares authorized                                 1,000,000,000    1,000,000,000    1,000,000,000
                                                  --------------   --------------   --------------
 Par value                                        $        0.001   $        0.001   $        0.001
                                                  --------------   --------------   --------------
 Shares outstanding                                   17,712,791        6,874,136        1,695,605
                                                  --------------   --------------   --------------
 Net asset value and redemption value per share
  (net assets/shares outstanding)                 $         2.27   $         2.14   $         8.79
                                                  ==============   ==============   ==============
 Maximum offering price per share (net asset
  value plus sales charge of 5.75%, 5.75% and
  4.75% of offering price for Gold Fund, Silver
  Fund and Global Income Fund, respectively)      $         2.40   $         2.27   $         9.23
                                                  ==============   ==============   ==============
Class C:
 Net assets                                                  n/a              n/a   $        2,746
                                                  --------------   --------------   --------------
 Shares authorized                                           n/a              n/a        unlimited
                                                  --------------   --------------   --------------
 Par value                                                 $ n/a            $ n/a   $         0.00
                                                  --------------   --------------   --------------
 Shares outstanding                                          n/a              n/a              290
                                                  --------------   --------------   --------------
 Net asset value and offering price per share
  (net assets/shares outstanding)*                         $ n/a            $ n/a   $         9.47
                                                  ==============   ==============   ==============

* Redemption price varies by length of time shares are held.

-------------
International
Equity Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                    Global
                                                Worldwide                          Corporate
                                                  Growth                            Leaders
                                                   Fund                               Fund
                                      ------------------------------     ------------------------------
                                         For the         For the           For the          For the
                                          period           year             period           year
                                       July 1, 2000       ended         January 1, 2000      ended
                                      to October 31,     June 30,        to October 31,   December 31,
                                           2000            2000              2000             1999
                                      -------------    -------------     -------------    -------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)     $   1,232,902    $   2,256,981     $     147,665    $     206,149
 Interest                                   772,158        1,470,882            41,640           23,187
 Other income                                    --               --                --               --
                                      -------------    -------------     -------------    -------------
  Total investment income                 2,005,060        3,727,863           189,305          229,336
                                      -------------    -------------     -------------    -------------
EXPENSES:
 Investment advisory and
  management fees                         2,199,958        4,327,642           151,843          176,043
 Distribution fees:
  Class A                                   296,248          515,322            11,029               --
  Class B                                   451,319          770,751                --               --
  Class C                                   791,255        1,751,460                --               --
  Class Q                                    42,066           94,045                --               --
 Transfer agent fees and expenses           320,899          628,483            22,798           37,323
 Administrative service fee                      --           24,761(1)          4,411               --
 Custodian and fund accounting
  expenses                                  156,540          348,012            13,217           25,700
 Printing and postage expenses               54,489          160,859            21,832           19,724
 Registration fees                           34,569           43,713            13,965           11,888
 Professional fees                           13,284           51,263            30,327           40,984
 Trustee expenses                             6,150           18,000           101,767           16,691
 Miscellaneous expenses                      25,996          133,553            15,670           16,199
                                      -------------    -------------     -------------    -------------
                                          4,392,773        8,867,864           386,859          344,552
Less:
 Waived and reimbursed
  fees/(recoupment)                         (25,414)              --            26,595               --
                                      -------------    -------------     -------------    -------------
  Total expenses                          4,418,187        8,867,864           360,264          344,552
                                      -------------    -------------     -------------    -------------
Net investment income (loss)             (2,413,127)      (5,140,001)         (170,959)        (115,216)
                                      -------------    -------------     -------------    -------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on
 investments                             (1,077,591)      32,664,018         1,726,013        1,026,581
Net realized gain (loss) on foreign
 currency                                (3,632,015)      (1,744,754)          (22,390)         (40,254)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currency       (78,001,428)      91,792,764        (3,925,391)       5,088,015
                                      -------------    -------------     -------------    -------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency                 (82,711,034)     122,712,028        (2,221,768)       6,074,342
                                      -------------    -------------     -------------    -------------
Increase (decrease) in net assets
 resulting from operations            $ (85,124,161)   $ 117,572,027     $  (2,392,727)   $   5,959,126
                                      =============    =============     =============    =============

                                      International
                                         Value                 International
                                          Fund                     Fund
                                      -------------    ------------------------------
                                        For the          For the          For the
                                          year            period            year
                                         ended       January 1, 2000       ended
                                      October 31,     to October 31,    December 31,
                                          2000             2000             1999
                                      -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)     $  40,782,003    $     339,999    $     311,047
 Interest                                 3,610,484          117,417           86,308
 Other income                                    --               --               --
                                      -------------    -------------    -------------
  Total investment income                44,392,487          457,416          397,355
                                      -------------    -------------    -------------
EXPENSES:
 Investment advisory and
  management fees                        15,936,553          228,277          224,416
 Distribution fees:
  Class A                                 2,119,691           24,640           17,424
  Class B                                 3,859,074               38               --
  Class C                                 4,868,323               56               --
  Class Q                                    35,847               --               --
 Transfer agent fees and expenses         1,593,655           21,910           32,485
 Administrative service fee               1,755,565           21,803               --
 Custodian and fund accounting
  expenses                                1,318,066           50,865           68,545
 Printing and postage expenses              159,365            9,559           25,911
 Registration fees                          356,967           18,555           11,513
 Professional fees                           98,014           24,777           30,200
 Trustee expenses                            41,980          100,827           17,379
 Miscellaneous expenses                      33,498            8,432           16,382
                                      -------------    -------------    -------------
                                         32,176,598          509,739          444,255
Less:
 Waived and reimbursed
  fees/(recoupment)                              --               --               --
                                      -------------    -------------    -------------
  Total expenses                         32,176,598          509,739          444,255
                                      -------------    -------------    -------------
Net investment income (loss)             12,215,889          (52,323)         (46,900)
                                      -------------    -------------    -------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on
 investments                            239,567,326        2,619,862        6,827,590
Net realized gain (loss) on foreign
 currency                                  (910,801)         (53,626)        (107,950)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currency       (41,147,980)      (5,596,890)       2,440,717
                                      -------------    -------------    -------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency                 197,508,545       (3,030,654)       9,160,357
                                      -------------    -------------    -------------
Increase (decrease) in net assets
 resulting from operations            $ 209,724,434    $  (3,082,977)   $   9,113,457
                                      =============    =============    =============

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                  International                     International                 Emerging
                                                      Core                             SmallCap                   Markets
                                                     Growth                             Growth                     Value
                                                      Fund                               Fund                       Fund
                                          ------------------------------     ------------------------------     -------------
                                             For the         For the           For the          For the           For the
                                             period           year              period            year              year
                                          July 1, 2000        ended          July 1, 2000         ended             ended
                                          to October 31,     June 30,        to October 31,      June 30,        October 31,
                                              2000             2000              2000             2000              2000
                                          -------------    -------------     -------------    -------------     -------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)         $     297,428    $     499,020     $     798,529    $   1,791,777     $     595,814
 Interest                                        68,680          205,365         1,298,101        2,145,159            15,402
                                          -------------    -------------     -------------    -------------     -------------
  Total investment income                       366,108          704,385         2,096,630        3,936,936           611,216
                                          -------------    -------------     -------------    -------------     -------------
EXPENSES:
 Investment advisory and
  management fees                               288,517          698,942         2,362,535        4,285,711           181,790
 Distribution fees:
  Class A                                        26,372           65,630           330,792          559,207            23,410
  Class B                                        70,469          173,309           453,253          796,853            44,830
  Class C                                        89,573          194,645           486,408          798,961            58,928
  Class Q                                        13,294           35,869           138,277          293,086                --
 Transfer agent fees and expenses                58,126          168,428           319,534          561,375            18,179
 Administrative service fee                          --            9,609(1)             --           28,293(1)         21,960
 Custodian and fund accounting
  expenses                                       72,758          194,978           234,069          494,344            17,452
 Printing and postage expenses                   11,439           28,436            79,286          167,665             1,818
 Registration fees                               11,737           78,072            46,499           83,587            33,042
 Professional fees                                3,075           11,733           120,947           54,085            24,183
 Trustee expenses                                 1,722            5,000            12,177           34,991            10,755
 Miscellaneous expenses                           2,105           55,204            29,142           43,176             2,959
                                          -------------    -------------     -------------    -------------     -------------
                                                649,187        1,719,855         4,612,919        8,201,334           439,306
Less:
 Waived and reimbursed
  fees/(recoupment)                              41,295          212,567           (15,793)              --                --
                                          -------------    -------------     -------------    -------------     -------------
  Total expenses                                607,892        1,507,288         4,628,712        8,201,334           439,306
                                          -------------    -------------     -------------    -------------     -------------
Net investment income (loss)                   (241,784)        (802,903)       (2,532,082)      (4,264,398)          171,910
                                          -------------    -------------     -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
Net realized gain (loss) on investments
 (net of foreign tax on the sale of
 Indian investments of $0, $0,
 $784,263, $0 and $0, respectively --
 Note 2)                                        923,712        8,378,791        (4,911,433)      60,928,025         3,362,922
Net realized gain (loss) on foreign
 currency                                    (1,359,550)        (485,310)       (8,476,248)      (2,124,426)         (128,508)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency (net of change in
 estimated tax liability on Indian
 investments of $0, $0, $0, $0 and $0,
 respectively -- Note 2)                    (10,007,118)       7,236,744       (73,243,053)      73,844,281        (2,689,917)
                                          -------------    -------------     -------------    -------------     -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                 (10,442,956)      15,130,225       (86,630,734)     132,647,880           544,497
                                          -------------    -------------     -------------    -------------     -------------
Increase (decrease) in net assets
 resulting from operations                $ (10,684,740)   $  14,327,322     $ (89,162,816)   $ 128,383,482     $     716,407
                                          =============    =============     =============    =============     =============

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                             Worldwide
                                                            Emerging                          Emerging
                                                           Countries                           Markets
                                                              Fund                              Fund
                                                  ----------------------------       ----------------------------
                                                    For the         For the            For the         For the
                                                     period           year              period          year
                                                  July 1, 2000        ended        January 1, 2000      ended
                                                 to October 31,     June 30,        to October 31,   December 31,
                                                      2000            2000               2000            1999
                                                  ------------    ------------       ------------    ------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)                 $    679,961    $  1,758,417       $    532,092    $    892,812
 Interest                                              175,362         283,787            396,671         160,425
                                                  ------------    ------------       ------------    ------------
  Total investment income                              855,323       2,042,204            928,763       1,053,237
                                                  ------------    ------------       ------------    ------------
EXPENSES:
 Investment advisory and management fees               969,468       2,773,339          1,171,197         785,431
 Distribution fees:
  Class A                                               79,524         226,595            262,807         196,336
  Class B                                               90,642         295,635                 --              --
  Class C                                               88,953         276,850                 --              --
  Class M                                                   --              --                 --              --
  Class Q                                               92,178         249,693                 --              --
 Transfer agent fees and expenses                      131,281         517,621             83,991         107,824
 Administrative service fee                                 --          14,946(1)          41,058              --
 Custodian and fund accounting expenses                265,723         682,516            392,925         286,989
 Printing and postage expenses                          34,563          81,878            197,473          64,800
 Registration fees                                      15,170          77,620             26,246          21,369
 Professional fees                                      12,423          39,069             28,709          35,039
 Trustee expenses                                        5,043          15,000            100,295          20,260
 Miscellaneous expenses                                195,725          89,734            201,745          54,868
                                                  ------------    ------------       ------------    ------------
                                                     1,980,693       5,340,496          2,506,446       1,572,916
Less:
 Waived and reimbursed fees                            100,513         346,154                 --              --
 Redemption fee proceeds                                    --              --                 --              --
                                                  ------------    ------------       ------------    ------------
  Total expenses                                     1,880,180       4,994,342          2,506,446       1,572,916
                                                  ------------    ------------       ------------    ------------
Net investment income (loss)                        (1,024,857)     (2,952,138)        (1,577,683)       (519,679)
                                                  ------------    ------------       ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments
 (net of foreign tax on the sale of
 Indian investments of $1,489,942, $4,489,899,
 $0, $0, $0 and $0,  respectively -- Note 2 )      (10,974,819)     39,798,714         30,477,562       8,199,636
Net realized gain (loss) on foreign currency        (1,941,282)       (303,058)        (9,442,252)       (177,571)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency (net of change in estimated tax
 liability on Indian investments of $273,581,
 $860,486, $88,692, $0, $0 and $0, respectively
 -- see note 2)                                    (33,354,364)     (3,851,223)       (76,866,834)     60,956,572
                                                  ------------    ------------       ------------    ------------
  Net realized and unrealized gain (loss) on
   investments and foreign currency                (46,270,465)     35,644,433        (55,831,524)     68,978,637
                                                  ------------    ------------       ------------    ------------
Increase (decrease) in net assets
 resulting from operations                        $(47,295,322)   $ 32,692,295       $(57,409,207)   $ 68,458,958
                                                  ============    ============       ============    ============

                                                              Global
                                                            Technology
                                                               Fund
                                                   -----------------------------
                                                      For the         For the
                                                       period        period(2)
                                                   January 1, 2000     ended
                                                    to October 31,  December 31,
                                                        2000           1999
                                                     -----------    -----------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)                    $    31,910    $        --
 Interest                                                 39,660             --
                                                     -----------    -----------
  Total investment income                                 71,570             --
                                                     -----------    -----------
EXPENSES:
 Investment advisory and management fees                 102,819             --
 Distribution fees:
  Class A                                                  6,343             --
  Class B                                                     --             --
  Class C                                                     --             --
  Class M                                                     --             --
  Class Q                                                     --             --
 Transfer agent fees and expenses                         23,674             --
 Administrative service fee                                2,537             --
 Custodian and fund accounting expenses                   32,145             --
 Printing and postage expenses                            25,452             --
 Registration fees                                        27,916             --
 Professional fees                                        23,085          1,500
 Trustee expenses                                        100,782             --
 Miscellaneous expenses                                   14,061         16,557
                                                     -----------    -----------
                                                         358,814         18,057
Less:
 Waived and reimbursed fees                              133,778             --
 Redemption fee proceeds                                  11,109             --
                                                     -----------    -----------
  Total expenses                                         213,927         18,057
                                                     -----------    -----------
Net investment income (loss)                            (142,357)       (18,057)
                                                     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments
 (net of foreign tax on the sale of Indian
 investments of $1,489,942, $4,489,899,
 $0, $0, $0 and $0, respectively -- Note 2 )            (133,293)            --
Net realized gain (loss) on foreign currency                (513)            --
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency (net of
 change in estimated tax liability on Indian
 investments of $273,581, $860,486, $88,692,
 $0, $0 and $0, respectively -- see note 2)           (4,020,476)            --
                                                     -----------    -----------
  Net realized and unrealized gain (loss) on
   investments and foreign currency                   (4,154,282)            --
                                                     -----------    -----------
Increase (decrease) in net assets
 resulting from operations                           $(4,296,639)   $   (18,057)
                                                     ===========    ===========

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.
(2)  The Fund commenced operations on December 27, 1999.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                  SmallCap                        Troika
                                                 Asia-Pacific                       Asia                          Dialog
                                                    Equity                         Growth                         Russia
                                                     Fund                           Fund                           Fund
                                           -------------------------     --------------------------     ---------------------------
                                              For the      For the         For the        For the        For the         For the
                                              period        year            period          year          period          year
                                           July 1, 2000     ended      January 1, 2000     ended      January 1, 2000     ended
                                          to October 31,  June 30,      to October 31,  December 31,   to October 31,  December 31,
                                               2000         2000            2000           1999             2000           1999
                                           -----------   -----------     -----------    -----------     -----------    ------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)          $   471,686   $   429,859     $   111,940    $   170,012     $   190,496    $    132,013
 Interest                                       15,419        74,595          19,085         23,628         492,305       2,226,744
                                           -----------   -----------     -----------    -----------     -----------    ------------
  Total investment income                      487,105       504,454         131,025        193,640         682,801       2,358,757
                                           -----------   -----------     -----------    -----------     -----------    ------------
EXPENSES:
 Investment advisory and management fees        96,557       413,123         116,528        167,228         740,035         444,970
 Distribution fees:
  Class A                                        8,148        34,682           5,110             --         170,532          61,804
  Class B                                       25,647       138,885              --             --              --
  Class C                                           --            --              --             --              --
  Class M                                        7,729        39,665              --             --              --              --
  Class Q                                           --            --              --             --              --
 Transfer agent fees and expenses               23,241       119,865          28,792         46,915          64,107          82,677
 Administrative service fee                      8,549         6,210(1)        2,044         35,801
 Custodian and fund accounting expenses         41,454       131,764          36,655         59,911         401,625         343,928
 Printing and postage expenses                   7,134        11,979          17,216         30,657          28,423          59,977
 Registration fees                              11,136        36,084          16,938         21,394          18,630          21,198
 Professional fees                               1,722         4,847          23,967         33,881          45,880          63,559
 Trustee expenses                                  861         2,183          99,886         16,586         131,801          47,142
 Miscellaneous expenses                          7,938        36,536          30,400         25,473          46,076          57,900
                                           -----------   -----------     -----------    -----------     -----------    ------------
                                               240,116       975,823         377,536        402,045       1,682,910       1,183,155
Less:
 Waived and reimbursed fees                     50,371       145,502         133,713         67,545              --              --
 Redemption fee proceeds                            --            --         465,732        387,770
                                           -----------   -----------     -----------    -----------     -----------    ------------
  Total expenses                               189,745       830,321         243,823        334,500       1,217,178         795,385
                                           -----------   -----------     -----------    -----------     -----------    ------------
Net investment income (loss)                   297,360      (325,867)       (112,798)      (140,860)       (534,377)      1,563,372
                                           -----------   -----------     -----------    -----------     -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments
 (net of foreign tax on sale of Indian
 investments of $0, $4,489,899, $0, $0,
 $0 and $0, respectively -- Note 2)            (13,832)    7,546,867       1,381,553      2,483,913       8,296,765     (27,725,310)
Net realized gain (loss) on
 foreign currency                              (69,352)      (47,823)        (44,791)      (131,303)       (118,397)     (7,739,434)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency                           (8,020,905)   (5,113,014)     (4,414,361)     2,576,380      (4,834,914)     66,709,158
                                           -----------   -----------     -----------    -----------     -----------    ------------
  Net realized and unrealized gain (loss)
   on investments and foreign currency      (8,104,089)    2,386,030      (3,077,599)     4,928,990       3,343,454      31,244,414
                                           -----------   -----------     -----------    -----------     -----------    ------------
Increase (decrease) in net assets
 resulting from operations                 $(7,806,729)  $ 2,060,163     $(3,190,397)   $ 4,788,130     $ 2,809,077    $ 32,807,786
                                           ===========   ===========     ===========    ===========     ===========    ============

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.

                 See Accompanying Notes to Financial Statements

-----------------------
International Income
& Precious Metals Funds
-----------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                                   Global
                                                       Gold                          Silver                        Income
                                                       Fund                           Fund                          Fund
                                           ----------------------------    --------------------------    --------------------------
                                             For the         For the         For the       For the         For the       For the
                                              period          year           period          year          period          year
                                         January 1, 2000      ended      January 1, 2000     ended     January 1, 2000     ended
                                          to October 31,   December 31,   to October 31,  December 31,  to October 31,  December 31,
                                               2000            1999           2000           1999           2000           1999
                                           ------------    ------------    -----------    -----------    -----------    -----------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)          $    994,673    $    977,174    $   407,477    $   466,796    $        --    $        --
 Interest                                       113,277         193,852        183,811        210,793      2,664,406      4,475,808
                                           ------------    ------------    -----------    -----------    -----------    -----------
  Total investment income                     1,107,950       1,171,026        591,288        677,589      2,664,406      4,475,808
                                           ------------    ------------    -----------    -----------    -----------    -----------
EXPENSES:
 Investment advisory and management fees        439,593         583,491        167,432        261,004        240,175        334,433
 Distribution fees:
  Class A                                        63,622          75,410         10,728             --         30,197         40,884
 Transfer agent fees and expenses               117,312         174,169         47,120         97,868         18,891         43,177
 Administrative service fee                      11,744          12,274         22,154
 Custodian and fund accounting expenses          47,369         109,894         20,859         68,619         38,624         82,008
 Printing and postage expenses                   70,753          59,842         34,618         35,196         18,422         32,348
 Registration fees                               20,166          25,444         18,213         12,899         17,148         16,449
 Professional fees                               37,991          80,503         28,782         38,837         47,994         34,786
 Trustee expenses                               102,844          17,583        102,037         16,642        100,869         18,056
 Miscellaneous expenses                          71,082          59,824         23,429         18,986         47,986         19,589
                                           ------------    ------------    -----------    -----------    -----------    -----------
                                                982,476       1,186,160        465,492        550,051        582,460        621,730
Less:
 Waived and reimbursed fees                          --              --         53,262             --             --             --
                                           ------------    ------------    -----------    -----------    -----------    -----------
  Total expenses                                982,476       1,186,160        412,230        550,051        582,460        621,730
                                           ------------    ------------    -----------    -----------    -----------    -----------
Net investment income (loss)                    125,474         (15,134)       179,058        127,538      2,081,946      3,854,078
                                           ------------    ------------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
Net realized loss on investments             (8,421,625)    (25,580,452)    (4,714,924)      (641,295)      (746,692)      (309,304)
Net realized loss on foreign currency        (2,091,095)         (8,439)      (623,115)          (293)    (1,467,917)    (1,437,952)
Net change in unrealized depreciation
 of investments and foreign currency        (10,053,228)     32,389,359     (1,018,732)     2,489,979     (1,034,374)    (2,297,809)
                                           ------------    ------------    -----------    -----------    -----------    -----------
  Net realized and unrealized loss on
   investments and foreign currency         (20,565,948)      6,800,468     (6,356,771)     1,848,391     (3,248,983)    (4,045,065)
                                           ------------    ------------    -----------    -----------    -----------    -----------
Net decrease in net assets resulting
 from operations                           $(20,440,474)   $  6,785,334    $(6,177,713)   $ 1,975,929    $(1,167,037)   $  (190,987)
                                           ============    ============    ===========    ===========    ===========    ===========

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Worldwide Growth Fund
                                         -----------------------------------------------------------------
                                        For the period    For the year    For the period     For the year
                                         July 1, 2000        ended        April 1, 1999          ended
                                        to October 31,      June 30,       to June 30,         March 31,
                                             2000             2000             1999              1999
                                         -------------    -------------    -------------     -------------
From Operations:
 Net investment income (loss)            $  (2,413,127)   $  (5,140,001)   $    (238,891)    $  (1,461,258)
 Net realized gain (loss) from
  investments                               (1,077,591)      32,664,018        5,142,968        34,678,990
 Net realized gain (loss) on
  foreign currency                          (3,632,015)      (1,744,754)        (317,798)         (229,650)
 Net change in unrealized
  appreciation (depreciation)
  of investments and foreign
  currency                                 (78,001,428)      91,792,764       20,367,556        12,614,021
                                         -------------    -------------    -------------     -------------
  Increase (decrease) in
   net assets resulting from
   operations                              (85,124,161)     117,572,027       24,953,835        45,602,103
Distributions to shareholders:
From net investment income:
 Class A                                            --               --               --                --
 Class B                                            --               --               --                --
 Class C                                            --               --               --                --
 Class M                                            --               --               --                --
 Class Q                                            --               --               --                --
 Retail Classes                                     --               --               --          (136,708)(1)
 Advisory and Institutional
  Classes                                           --               --               --          (337,084)(1)
From realized gain from
 investments                                        --      (37,665,102)              --       (21,269,643)(2)
                                         -------------    -------------    -------------     -------------
Total distributions                                 --      (37,665,102)              --       (21,743,435)
                                         -------------    -------------    -------------     -------------
From Capital Share Transactions:
Net proceeds from sales of shares          187,453,816      664,789,596       53,831,659       242,170,764
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                          --       33,052,649               --         5,494,245
                                         -------------    -------------    -------------     -------------
                                           187,453,816      697,842,245       53,831,659       247,665,009
Cost of shares redeemed                   (130,618,094)    (337,872,684)    (106,485,390)(3)  (168,874,579)
                                         -------------    -------------    -------------     -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                               56,835,722      359,969,561      (52,653,731)       78,790,430
                                         -------------    -------------    -------------     -------------
Net increase (decrease) in net
 assets                                    (28,288,439)     439,876,486      (27,699,896)      102,649,098
Net Assets:
Beginning of period                        660,179,270      220,302,784      248,002,680       145,353,582
                                         -------------    -------------    -------------     -------------
End of period                            $ 631,890,831    $ 660,179,270    $ 220,302,784     $ 248,002,680
                                         =============    =============    =============     =============
Undistributed (distribution in excess)
 net investment income                   $    (587,286)   $          --    $          --     $  (7,189,744)
                                         =============    =============    =============     =============

                                                 Global Corporate Leaders Fund
                                         ----------------------------------------------
                                        For the period        Year         For the year
                                       January 1, 2000       ended             ended
                                        to October 31,    December 31,     December 31,
                                             2000             1999             1998
                                         ------------     ------------     ------------
From Operations:
 Net investment income (loss)            $   (170,959)    $   (115,216)    $    (14,935)
 Net realized gain (loss) from
  investments                               1,726,013        1,026,581        5,303,730
 Net realized gain (loss) on
  foreign currency                            (22,390)         (40,254)         121,618
 Net change in unrealized
  appreciation (depreciation)
  of investments and foreign
  currency                                 (3,925,391)       5,088,015          231,415
                                         ------------     ------------     ------------
  Increase (decrease) in
   net assets resulting from
   operations                              (2,392,727)       5,959,126        5,641,828
Distributions to shareholders:
From net investment income:
 Class A                                           --       (1,147,467)      (1,176,896)
 Class B                                           --               --               --
 Class C                                           --               --               --
 Class M                                           --               --               --
 Class Q                                           --               --               --
 Retail Classes                                    --               --               --
 Advisory and Institutional
  Classes                                          --               --               --
From realized gain from
 investments                                       --         (123,607)      (3,427,660)
                                         ------------     ------------     ------------
Total distributions                                --       (1,271,074)      (4,604,556)
                                         ------------     ------------     ------------
From Capital Share Transactions:
Net proceeds from sales of shares           4,872,027        2,893,261        4,884,051
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                         --          917,731        4,402,616
                                         ------------     ------------     ------------
                                            4,872,027        3,810,992        9,286,667
Cost of shares redeemed                    (5,203,040)      (6,684,363)     (27,606,682)
                                         ------------     ------------     ------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                                (331,013)      (2,873,371)     (18,320,015)
                                         ------------     ------------     ------------
Net increase (decrease) in net
 assets                                    (2,723,740)       1,814,681      (17,282,743)
Net Assets:
Beginning of period                        19,617,233       17,802,552       35,085,295
                                         ------------     ------------     ------------
End of period                            $ 16,893,493     $ 19,617,233     $ 17,802,552
                                         ============     ============     ============
Undistributed (distribution in excess)
 net investment income                   $         --     $       (269)    $    334,184
                                         ============     ============     ============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $80,662,778.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     International Value Fund                      International Fund
                                                ----------------------------------    --------------------------------------------
                                                      Year               Year        For the period   For the year    For the year
                                                     Ended              Ended       January 1, 2000       Ended           Ended
                                                  October 31,        October 31,     to October 31,   December 31,    December 31,
                                                      2000              1999              2000            1999            1998
                                                ---------------    ---------------    ------------    ------------    ------------
From Operations:
 Net investment income (loss)                   $    12,215,889    $     3,580,736    $    (52,323)   $    (46,900)   $     75,759
 Net realized gain (loss) from investments          239,567,326         49,724,160       2,619,862       6,827,590       1,294,568
 Net realized gain (loss) on foreign currency          (910,801)         3,476,523         (53,626)       (107,950)         80,197
 Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency                                  (41,147,980)       128,073,707      (5,596,890)      2,440,717       2,145,676
                                                ---------------    ---------------    ------------    ------------    ------------
  Increase (decrease) in net assets
   resulting from operations                        209,724,434        184,855,126      (3,082,977)      9,113,457       3,596,200
Distributions to Shareholders:
From net investment income:
 Class A                                             (3,809,622)        (2,447,955)     (1,681,140)        (46,770)       (116,960)
 Class B                                               (593,913)          (638,225)             --              --              --
 Class C                                               (828,109)          (652,956)             --              --              --
 Class Q                                                     --                 --              --              --              --
From realized gain from investments                 (53,012,739)       (28,295,922)       (159,635)     (5,598,256)       (695,462)
                                                ---------------    ---------------    ------------    ------------    ------------
Total distributions                                 (58,244,383)       (32,035,058)     (1,840,775)     (5,645,026)       (812,422)
                                                ---------------    ---------------    ------------    ------------    ------------
From Capital Share Transactions:
Net proceeds from sales of shares                 1,843,922,647        765,122,980      22,887,629       5,619,698      11,440,387
Net asset value of shares issued to
 shareholders in reinvestment of dividends           44,206,140         25,417,235       1,011,365       4,382,040         669,485
                                                ---------------    ---------------    ------------    ------------    ------------
                                                  1,888,128,787        790,540,215      23,898,994      10,001,738      12,109,872
Cost of shares redeemed                          (1,091,605,981)      (397,092,669)    (13,461,366)    (12,165,686)    (10,843,052)
                                                ---------------    ---------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 derived from capital share transactions            796,522,806        393,447,546      10,437,628      (2,163,948)      1,266,820
                                                ---------------    ---------------    ------------    ------------    ------------
Net increase in net assets                          948,002,857        546,267,614       5,513,876       1,304,483       4,050,598
Net Assets:
Beginning of period                               1,040,913,097        494,645,483      25,304,198      23,999,715      19,949,117
                                                ---------------    ---------------    ------------    ------------    ------------
End of period                                   $ 1,988,915,954    $ 1,040,913,097    $ 30,818,074    $ 25,304,198    $ 23,999,715
                                                ===============    ===============    ============    ============    ============
Undistributed (distribution in excess of)
 net investment income                          $    10,143,582    $     3,538,149    $    (44,363)   $    220,248    $    154,188
                                                ===============    ===============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         International Core Growth Fund
                                                        -----------------------------------------------------------------
                                                        For the period       Year        For the period     For the year
                                                         July 1, 2000       Ended         April 1, 1999        Ended
                                                        to October 31,     June 30,        to June 30,        March 31,
                                                             2000            2000              1999             1999
                                                        -------------    -------------    -------------     -------------
From Operations:
 Net investment income (loss)                           $    (241,784)   $    (802,903)   $      69,633     $    (310,557)
 Net realized gain from investments                           923,712        8,378,791        4,193,951           793,552
 Net realized loss on foreign currency                     (1,359,550)        (485,310)        (280,912)       (1,322,452)
 Net change in unrealized appreciation (depreciation)
  of investments and foreign currency                     (10,007,118)       7,236,744        4,018,188        13,512,294
                                                        -------------    -------------    -------------     -------------
  Increase (decrease) in net assets resulting
   from operations                                        (10,684,740)      14,327,322        8,000,860        12,672,837
Distributions to Shareholders:
From net investment income:
 Class A                                                           --               --               --                --
 Class B                                                           --               --               --                --
 Class C                                                           --               --               --                --
 Class Q                                                           --               --               --                --
 Retail Classes                                                    --               --               --          (205,129)(1)
 Advisory and Institutional Classes                                --           (1,678)              --           (29,622)(1)
From realized gain from investments                                --       (2,936,042)              --          (168,744)(2)
                                                        -------------    -------------    -------------     -------------
Total distributions                                                --       (2,937,720)              --          (403,495)
                                                        -------------    -------------    -------------     -------------
From Capital Share Transactions:
Net proceeds from sales of shares                          66,836,057      192,088,330       35,644,077       173,884,589
Net asset value of shares issued to
 shareholders in reinvestment of dividends                         --        2,747,516               --           228,203
                                                        -------------    -------------    -------------     -------------
                                                           66,836,057      194,835,846       35,644,077       174,112,792
Cost of shares redeemed                                   (61,845,481)    (164,147,202)    (160,094,007)(3)   (82,311,581)
                                                        -------------    -------------    -------------     -------------
Net increase (decrease) in net assets
 derived from capital share transactions                    4,990,576       30,688,644     (124,449,930)       91,801,211
                                                        -------------    -------------    -------------     -------------
Net increase (decrease) in net assets                      (5,694,164)      42,078,246     (116,449,070)      104,070,553
Net Assets:
Beginning of period                                        87,846,778       45,768,532      162,217,602        58,147,049
                                                        -------------    -------------    -------------     -------------
End of period                                           $  82,152,614    $  87,846,778    $  45,768,532     $ 162,217,602
                                                        =============    =============    =============     =============
Undistributed (distribution in excess of)
 net investment income                                  $     742,176    $          --    $      69,633     $    (647,924)
                                                        =============    =============    =============     =============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $112,851,333.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                         International Small Cap Growth Fund
                                                        -----------------------------------------------------------------------
                                                         For the period         Year         For the period       For the year
                                                          July 1, 2000         Ended          April 1, 1999           ended
                                                         to October 31,       June 30,         to June 30,          March 31,
                                                              2000              2000               1999               1999
                                                        ---------------    ---------------    -------------       -------------
From Operations:
 Net investment income (loss)                           $    (2,532,082)   $    (4,264,398)   $    (217,461)      $    (725,193)
 Net realized gain (loss) from investments                   (4,911,433)        60,928,025        5,411,890           8,536,211
 Net realized gain (loss) on foreign currency                (8,476,248)        (2,124,426)         (79,978)           (310,687)
 Net change in unrealized appreciation (depreciation)
  of investments and foreign currency                       (73,243,053)        73,844,281       11,694,205          14,357,916
                                                        ---------------    ---------------    -------------       -------------
  Increase (decrease) in net assets
   resulting from operations                                (89,162,816)       128,383,482       16,808,656          21,858,247
From Dividends to Shareholders:
From net investment income:
 Class A                                                             --                 --               --                  --
 Class B                                                             --                 --               --                  --
 Class C                                                             --                 --               --                  --
 Class Q                                                             --                 --               --                  --
 Retail Classes                                                      --                 --               --                  --
 Advisory and Institutional Classes                                  --                 --               --             (76,552)(1)
From realized gain from investments                                  --        (17,147,337)              --          (4,000,132)(2)
                                                        ---------------    ---------------    -------------       -------------
Total distributions                                                  --        (17,147,337)              --          (4,076,684)
                                                        ---------------    ---------------    -------------       -------------
From Capital Share Transactions:
Net proceeds from sales of shares                           443,296,214      1,305,859,725       48,190,262         194,823,908
Net asset value of shares issued to
 shareholders in reinvestment of dividends                           --         15,848,417               --           3,425,742
                                                        ---------------    ---------------    -------------       -------------
                                                            443,296,214      1,321,708,142       48,190,262         198,249,650
Cost of shares redeemed                                    (370,749,870)      (832,581,584)    (103,559,352)(3)    (142,304,879)
                                                        ---------------    ---------------    -------------       -------------
Net increase (decrease) in net assets
 derived from capital share transactions                     72,546,344        489,126,558      (55,369,090)         55,944,771
                                                        ---------------    ---------------    -------------       -------------
Net increase (decrease) in net assets                       (16,616,472)       600,362,703      (38,560,434)         73,726,334
Net Assets:
Beginning of period                                         718,419,060        118,056,357      156,616,791          82,890,457
                                                        ---------------    ---------------    -------------       -------------
End of period                                           $   701,802,588    $   718,419,060    $ 118,056,357       $ 156,616,791
                                                        ===============    ===============    =============       =============
Accumulated net investment loss                         $    (3,454,110)   $            --    $          --       $  (1,982,021)
                                                        ===============    ===============    =============       =============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $73,163,306.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Emerging Markets Value Fund
                                                 ------------------------------
                                                For the period     For the year
                                               November 1, 1999        ended
                                                to October 31,      October 31,
                                                     2000              1999
                                                 ------------      ------------
From Operations:
 Net investment income (loss)                    $    171,910      $    142,115
 Net realized gain (loss) from
  investments                                       3,362,922           926,219
 Net realized gain (loss) on
  foreign currency                                   (128,508)           (9,987)
 Net change in unrealized
  appreciation (depreciation) of
  investments and foreign currency                 (2,689,917)        3,931,451
                                                 ------------      ------------
  Increase (decrease) in net assets
   resulting from operations                          716,407         4,989,798
Distributions to Shareholders:
From net investment income:
 Class A                                              (98,414)          (68,673)
 Class B                                              (13,808)          (40,034)
 Class C                                              (33,528)          (39,146)
 Retail Classes                                            --                --
 Advisory and Institutional Classes                        --                --
From realized gain from investments                  (803,574)               --
                                                 ------------      ------------
Total distributions                                  (949,324)         (147,853)
                                                 ------------      ------------
From Capital Share Transactions:
Net proceeds from sales of shares                   3,593,599        10,710,032
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                            775,209           101,215
                                                 ------------      ------------
                                                    4,368,808        10,811,247
Cost of shares redeemed                           (10,796,459)       (5,576,842)
                                                 ------------      ------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                                      (6,427,651)        5,234,405
                                                 ------------      ------------
Net increase (decrease) in net assets              (6,660,568)       10,076,350
Net Assets:
Beginning of period                                19,778,258         9,701,908
                                                 ------------      ------------
End of period                                    $ 13,117,690      $ 19,778,258
                                                 ============      ============
Undistributed net investment income              $    143,820      $    124,077
                                                 ============      ============

                                                            Emerging Countries Fund
                                        -----------------------------------------------------------------
                                        For the period    For the year   For the period     For the year
                                         July 1, 2000        ended        April 1, 1999         ended
                                        to October 31,      June 30,       to June 30,        March 31,
                                             2000             2000             1999              1999
                                        -------------    -------------    -------------     -------------
From Operations:
 Net investment income (loss)           $  (1,024,857)   $  (2,952,138)   $     (30,573)    $    (444,466)
 Net realized gain (loss) from
  investments                             (10,974,819)      39,798,714       11,704,157       (82,042,109)
 Net realized gain (loss) on
  foreign currency                         (1,941,282)        (303,058)        (465,273)       (1,781,198)
 Net change in unrealized
  appreciation (depreciation) of
  investments and foreign currency        (33,354,364)      (3,851,223)      51,126,351        10,517,870
                                        -------------    -------------    -------------     -------------
  Increase (decrease) in net assets
   resulting from operations              (47,295,322)      32,692,295       62,334,662       (73,749,903)
Distributions to Shareholders:
From net investment income:
 Class A                                           --               --               --                --
 Class B                                           --               --               --                --
 Class C                                           --               --               --                --
 Retail Classes                                    --               --               --          (105,494)(1)
 Advisory and Institutional Classes                --               --               --          (676,244)(1)
From realized gain from investments                --               --               --        (1,117,064)(2)
                                        -------------    -------------    -------------     -------------
Total distributions                                --               --               --        (1,898,802)
                                        -------------    -------------    -------------     -------------
From Capital Share Transactions:
Net proceeds from sales of shares          66,531,341      250,385,738       38,136,033       234,887,012
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                         --               --               --         1,499,434
                                        -------------    -------------    -------------     -------------
                                           66,531,341      250,385,738       38,136,033       236,386,446
Cost of shares redeemed                   (80,132,252)    (211,768,273)    (199,492,674)(3)  (160,102,083)
                                        -------------    -------------    -------------     -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                             (13,600,911)      38,617,465     (161,356,641)       76,284,363
                                        -------------    -------------    -------------     -------------
Net increase (decrease) in net assets     (60,896,233)      71,309,760      (99,021,979)          635,658
Net Assets:
Beginning of period                       254,493,959      183,184,199      282,206,178       281,570,520
                                        -------------    -------------    -------------     -------------
End of period                           $ 193,597,726    $ 254,493,959    $ 183,184,199     $ 282,206,178
                                        =============    =============    =============     =============
Undistributed net investment income     $     (58,147)   $          --    $          --     $  (2,164,624)
                                        =============    =============    =============     =============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $167,510,018.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Worldwide Emerging Markets Fund
                                                                -----------------------------------------------
                                                                For the period        Year        For the year
                                                               January 1, 2000        ended           ended
                                                                to October 31,    December 31,    December 31,
                                                                     2000             1999            1998
                                                                -------------    -------------    -------------
From Operations:
 Net investment income (loss)                                   $  (1,577,683)   $    (519,679)   $   1,130,655
 Net realized gain (loss) from investments                         30,477,562        8,199,636      (36,473,430)
 Net realized loss on foreign currency                             (9,442,252)        (177,571)        (100,717)
 Net change in unrealized appreciation (depreciation)
  of investments and foreign currency                             (76,866,834)      60,956,572          891,315
                                                                -------------    -------------    -------------
  Increase (decrease) in net assets resulting from operations     (57,409,207)      68,458,958      (34,552,177)
Distributions to Shareholders:
From net investment income:
 Class A                                                                   --         (286,571)        (870,294)
 Class B                                                                   --               --               --
 Class C                                                                   --               --               --
 Retail Classes                                                            --               --               --
 Advisory and Institutional Classes                                        --               --               --
From realized gain from investments                                        --               --               --
                                                                -------------    -------------    -------------
Total distributions                                                        --         (286,571)        (870,294)
                                                                -------------    -------------    -------------
From Capital Share Transactions:
Net proceeds from sales of shares                                 217,321,414       99,235,547       55,113,742
Net asset value of shares issued to shareholders
 in reinvestment of dividends                                              --          268,725          806,004
                                                                -------------    -------------    -------------
                                                                  217,321,414       99,504,272       55,919,746
Cost of shares redeemed                                          (233,409,624)     (78,005,927)     (92,859,973)
                                                                -------------    -------------    -------------
Net increase (decrease) in net assets derived
 from capital share transactions                                  (16,088,210)      21,498,345      (36,940,227)
                                                                -------------    -------------    -------------
Net increase (decrease) in net assets                             (73,497,417)      89,670,732      (72,362,698)
Net Assets:
Beginning of period                                               154,993,770       65,323,038      137,685,736
                                                                -------------    -------------    -------------
End of period                                                   $  81,496,353    $ 154,993,770    $  65,323,038
                                                                =============    =============    =============
Distribution in excess of net investment income                 $     (92,507)   $    (119,233)   $     281,164
                                                                =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            Global Technology Fund                   Asia-Pacific Equity Fund
                                        ------------------------------    -----------------------------------------------
                                        For the period  For the period   For the period    For the year     For the year
                                       January 1, 2000       ended        July 1, 2000        ended            ended
                                        to October 31,   December 31,    to October 31,      June 30,         June 30,
                                            2000            1999(1)           2000             2000             1999
                                        -------------    -------------    -------------    -------------    -------------
From Operations:
 Net investment income (loss)           $    (142,357)   $          --    $     297,360    $    (325,867)   $     (83,355)
 Net realized gain (loss) from
  investments                                (133,293)              --          (13,832)       7,546,867       (6,593,623)
 Net realized gain on foreign
  currency                                       (513)              --          (69,352)         (47,823)         (76,798)
 Net change in unrealized
  appreciation (depreciation) of
  investments and foreign
  currency                                 (4,020,476)              --       (8,020,905)      (5,113,014)      20,223,587
                                        -------------    -------------    -------------    -------------    -------------
  Increase (decrease) in net assets
   resulting from operations               (4,296,639)              --       (7,806,729)       2,060,163       13,469,811
From Capital Share Transactions:
Net proceeds from sales of shares          14,993,431          100,000       20,603,558      103,757,205      137,827,549
Cost of shares redeemed                    (1,908,595)              --      (21,639,119)    (110,675,525)    (143,882,119)
                                        -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                              13,084,836          100,000       (1,035,561)      (6,918,320)      (6,054,570)
                                        -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets       8,788,197          100,000       (8,842,290)      (4,858,157)       7,415,241
Net Assets:
Beginning of period                           100,000               --       27,702,380       32,560,537       25,145,296
                                        -------------    -------------    -------------    -------------    -------------
End of period                           $   8,888,197    $     100,000    $  18,860,090    $  27,702,380    $  32,560,537
                                        =============    =============    =============    =============    =============
Undistributed net investment
 income                                 $          --    $          --    $     296,231    $          --    $          --
                                        =============    =============    =============    =============    =============

----------
(1)  The Fund commenced operations on December 27, 1999.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         SmallCap Asia Growth Fund
                                                                --------------------------------------------
                                                               For the period   For the year    For the year
                                                              January 1, 2000       ended           ended
                                                               to October 31,   December 31,    December 31,
                                                                    2000            1999            1998
                                                                ------------    ------------    ------------
From Operations:
 Net investment income (loss)                                   $   (112,798)   $   (140,860)   $    (30,606)
 Net realized gain (loss) from investments                         1,381,553       2,483,913     (11,201,991)
 Net realized gain (loss) on foreign currency                        (44,791)       (131,303)         33,627
 Net change in unrealized appreciation (depreciation)
  of investments and foreign currency                             (4,414,361)      2,576,380       8,154,959
                                                                ------------    ------------    ------------
  Increase (decrease) in net assets resulting from operations     (3,190,397)      4,788,130      (3,044,011)
From Capital Share Transactions:
Net proceeds from sales of shares                                 26,449,435      33,047,205      37,640,881
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                                --              --              --
                                                                ------------    ------------    ------------
                                                                  26,449,435      33,047,205      37,640,881
Cost of shares redeemed                                          (33,021,682)    (41,720,654)    (30,186,041)
                                                                ------------    ------------    ------------
Net increase (decrease) in net assets derived from
 capital share transactions                                       (6,572,247)     (8,673,449)      7,454,840
                                                                ------------    ------------    ------------
Net increase (decrease) in net assets                             (9,762,644)     (3,885,319)      4,410,829
Net Assets:
Beginning of period                                               14,392,372      18,277,691      13,866,862
                                                                ------------    ------------    ------------
End of period                                                   $  4,629,728    $ 14,392,372    $ 18,277,691
                                                                ============    ============    ============
Distribution in excess of net investment income                 $         --    $    (15,182)   $    (45,666)
                                                                ============    ============    ============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Troika Dialog Russia Fund
                                                   -----------------------------------------------
                                                   For the period   For the year     For the year
                                                  January 1, 2000       ended           ended
                                                   to October 31,   December 31,       December
                                                        2000            1999             1998
                                                   -------------    -------------    -------------
From Operations:
 Net investment income (loss)                      $    (534,377)   $   1,563,372    $   1,067,794
 Net realized gain (loss) from investments             8,296,765      (27,725,310)     (48,990,439)
 Net Realized Gain (Loss) on foreign currency           (118,397)      (7,739,434)         148,661
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency                                            (4,834,914)      66,709,158      (55,947,144)
                                                   -------------    -------------    -------------
  Increase (decrease) in net assets resulting
   from operations                                     2,809,077       32,807,786     (103,721,128)
Distributions to Shareholders:
From net investment income:
 Class A                                                      --         (586,463)        (472,886)
From realized gain from investments                           --               --       (1,834,702)
                                                   -------------    -------------    -------------
Total distributions                                           --         (586,463)      (2,307,588)
                                                   -------------    -------------    -------------
From Capital Share Transactions:
Net proceeds from sales of shares                     54,557,755       43,183,175       46,991,263
Net asset value of shares issued to shareholders
 in reinvestment of dividends                                 --          554,553        2,202,785
Redemption fee proceeds                                  390,342          167,637          367,463
Net assets received in connection with
 reorganization                                               --               --               --
                                                   -------------    -------------    -------------
                                                      54,948,097       43,905,365       49,561,511
Cost of shares redeemed                              (63,131,621)     (36,262,949)     (62,258,817)
                                                   -------------    -------------    -------------
Net increase in net assets derived from capital
 share transactions                                   (8,183,524)       7,642,416      (12,697,306)
                                                   -------------    -------------    -------------
Net increase in net assets                            (5,374,447)      39,863,739     (118,726,022)
Net Assets:
Beginning of period                                   59,010,999       19,147,260      137,873,282
                                                   -------------    -------------    -------------
End of period                                      $  53,636,552    $  59,010,999    $  19,147,260
                                                   =============    =============    =============
Undistributed (distribution in excess of) net
 investment income                                 $          --    $     (70,843)   $     (67,185)
                                                   =============    =============    =============

                                                                     Gold Fund
                                                   ----------------------------------------------
                                                  For the period    For the year     For the year
                                                 January 1, 2000        ended            ended
                                                  to October 31,    December 31,     December 31,
                                                       2000             1999             1998
                                                   ------------     ------------     ------------
From Operations:
 Net investment income (loss)                      $    125,474     $    (15,134)    $     45,698
 Net realized gain (loss) from investments           (8,421,625)     (25,580,452)      (9,781,557)
 Net Realized Gain (Loss) on foreign currency        (2,091,095)          (8,439)         (16,099)
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency                                          (10,053,228)      32,389,359        6,918,845
                                                   ------------     ------------     ------------
  Increase (decrease) in net assets resulting
   from operations                                  (20,440,474)       6,785,334       (2,833,113)
Distributions to Shareholders:
From net investment income:
 Class A                                                (15,287)              --          (52,416)
From realized gain from investments                          --               --               --
                                                   ------------     ------------     ------------
Total distributions                                     (15,287)              --          (52,416)
                                                   ------------     ------------     ------------
From Capital Share Transactions:
Net proceeds from sales of shares                    15,323,872       31,794,471       51,873,043
Net asset value of shares issued to shareholders
 in reinvestment of dividends                            13,994               --           46,630
Redemption fee proceeds                                      --               --
Net assets received in connection with
 reorganization                                              --       17,841,616               --
                                                   ------------     ------------     ------------
                                                     15,337,866       49,636,087       51,919,673
Cost of shares redeemed                             (27,268,213)     (34,746,635)     (51,899,941)
                                                   ------------     ------------     ------------
Net increase in net assets derived from capital
 share transactions                                 (11,930,347)      14,889,452           19,732
                                                   ------------     ------------     ------------
Net increase in net assets                          (32,386,108)      21,674,786       (2,865,797)
Net Assets:
Beginning of period                                  72,516,082       50,841,296       53,707,093
                                                   ------------     ------------     ------------
End of period                                      $ 40,129,974     $ 72,516,082     $ 50,841,296
                                                   ============     ============     ============
Undistributed (distribution in excess of) net
 investment income                                 $     49,339     $     12,833     $    (83,069)
                                                   ============     ============     ============

                 See Accompanying Notes to Financial Statements

--------------
Precious Metal
Funds and
International
Income Fund
--------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Silver Fund
                                                   --------------------------------------------
                                                  For the period       Year        For the year
                                                 January 1, 2000       ended           ended
                                                  to October 31,   December 31,    December 31,
                                                       2000            1999            1998
                                                   ------------    ------------    ------------
From Operations:
 Net investment income (loss)                      $    179,058    $    127,538    $    (91,766)
 Net realized loss from investments                  (4,714,924)       (641,295)       (570,668)
 Net realized loss on foreign currency                 (623,115)           (293)           (898)
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency                                           (1,018,732)      2,489,979      (5,092,621)
                                                   ------------    ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations                         (6,177,713)      1,975,929      (5,755,953)
Distributions to Shareholders:
From net investment income:
 Class A                                                (63,919)        (63,027)             --
Return of Capital                                            --              --              --
From realized gain from investments                          --              --              --
                                                   ------------    ------------    ------------
Total distributions                                     (63,919)        (63,027)             --
                                                   ------------    ------------    ------------
From Capital Share Transactions:
Net proceeds from sales of shares                     2,661,034       6,914,213       7,289,065
Net asset value of shares issued to shareholders
 in reinvestment of dividends                            59,054          58,564              --
Redemption fee proceeds                                      --              --
                                                   ------------    ------------    ------------
                                                      2,720,088       6,972,777       7,289,065
Cost of shares redeemed                              (7,200,933)     (9,032,468)    (10,893,893)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets derived
 from capital share transactions                     (4,480,845)     (2,059,691)     (3,604,828)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets               (10,722,477)       (146,789)     (9,360,781)
Net Assets:
Beginning of period                                  25,413,356      26,560,145      34,920,926
                                                   ------------    ------------    ------------
End of period                                      $ 14,690,879    $ 25,413,356    $ 25,560,145
                                                   ============    ============    ============
Undistributed net investment income                $    177,221    $     63,221    $       (997)
                                                   ============    ============    ============

                                                                Global Income Fund
                                                   --------------------------------------------
                                                  For the period   For the year    For the year
                                                 January 1, 2000       ended           ended
                                                  to October 20,   December 31,    December 31,
                                                       2000            1999            1998
                                                   ------------    ------------    ------------
From Operations:
 Net investment income (loss)                      $  2,081,946    $  3,854,078       3,618,708
 Net realized loss from investments                    (746,692)       (309,304)        690,546
 Net realized loss on foreign currency               (1,467,917)     (1,437,952)       (847,222)
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency                                           (1,034,374)     (2,297,809)     (1,141,496)
                                                   ------------    ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations                         (1,167,037)       (190,987)      2,320,536
Distributions to Shareholders:
From net investment income:
 Class A                                               (216,437)     (2,726,456)     (2,758,226)
Return of Capital                                      (255,473)             --              --
From realized gain from investments                          --        (163,274)       (624,804)
                                                   ------------    ------------    ------------
Total distributions                                    (471,910)     (2,889,730)     (3,383,030)
                                                   ------------    ------------    ------------
From Capital Share Transactions:
Net proceeds from sales of shares                     5,884,880       9,855,762      24,156,657
Net asset value of shares issued to shareholders
 in reinvestment of dividends                           548,207       2,637,633       3,013,322
Redemption fee proceeds                                      --              --
                                                   ------------    ------------    ------------
                                                      6,433,087      12,493,395      27,169,979
Cost of shares redeemed                             (21,582,756)    (14,123,581)    (13,368,656)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets derived
 from capital share transactions                    (15,149,669)     (1,630,186)     13,801,323
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets               (16,788,616)     (4,710,903)     12,738,829
Net Assets:
Beginning of period                                  31,695,659      36,406,562      23,667,733
                                                   ------------    ------------    ------------
End of period                                      $ 14,907,043    $ 31,695,659    $ 36,406,562
                                                   ============    ============    ============
Undistributed net investment income                $         --    $   (397,592)   $   (134,882)
                                                   ============    ============    ============

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                         PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                              -----------------------------------------------------------------------------
                                                Four                     Three
                                               months         Year       months
                                               ended         Ended       ended                Year ended March 31,
                                             October 31,    June 30,    June 30,    ---------------------------------------
                                             2000(6)(7)      2000        1999(1)     1999       1998       1997       1996
                                              --------      -------      ------     ------     ------     ------     ------
Per Share Operating Performance:
 Net asset value, beginning of period     $      29.98        23.58       21.39      19.33      16.88      16.57      14.29
 Income from investment operations:
 Net investment income (loss)             $      (0.07)       (0.15)         --      (0.02)      0.04      (0.16)     (0.07)
 Net realized and unrealized gain
 (loss) on investments                    $      (3.55)        9.62        2.19       5.78       5.33       2.20       2.86
 Total from investment operations         $      (3.62)        9.47        2.19       5.76       5.37       2.04       2.79
 Less distributions from:
 Net investment income                    $         --           --          --      (0.06)        --         --      (0.12)
 Net realized gains on investments        $         --        (3.07)         --      (3.64)     (2.92)     (1.73)     (0.39)
 Total distributions                      $         --        (3.07)         --      (3.70)     (2.92)     (1.73)     (0.51)
 Net asset value, end of period           $      26.36        29.98       23.58      21.39      19.33      16.88      16.57
 Total Return(3):                         %     (12.07)       42.43       10.24      33.56      34.55      12.51      19.79
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    246,590      235,341      66,245     49,134     38,647     24,022     23,481
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)          %       1.61         1.67        1.75       1.86       1.86       1.85       1.85
 Gross expenses prior to expense
 reimbursement(recoupment)(4)             %       1.61         1.67        1.75       2.02       2.21       2.17       2.17
 Net investment income (loss) after
 expense reimbursement(recoupment)(4)(5)  %      (0.71)       (0.79)      (0.03)     (0.62)     (0.69)     (0.93)     (0.35)
 Portfolio turnover                       %         71          169          57        247        202        182        132

                                                                                 Class B
                                            ---------------------------------------------------------------------------------
                                               Four                      Three
                                               months        Year        months                                      May 31,
                                               ended        Ended        ended          Year ended March 31,       1995(2) to
                                            October 31,    June 30,     June 30,    ----------------------------    March 31,
                                             2000(6)(7)      2000        1999(1)     1999       1998       1997       1996
                                              --------      -------      ------     ------     ------     ------     ------
Per Share Operating Performance:
 Net asset value, beginning of period            33.66        26.64       24.21      20.10      16.02      14.34      12.50
 Income from investment operations:
 Net investment income (loss)                    (0.15)       (0.28)      (0.03)     (0.08)     (0.17)     (0.14)     (0.05)
 Net realized and unrealized gain
 (loss) on investments                           (3.99)       10.76        2.46       6.25       5.44       1.82       1.89
 Total from investment operations                (4.14)       10.48        2.43       6.17       5.27       1.68       1.84
 Less distributions from:
 Net investment income                              --           --          --      (0.01)        --         --         --
 Net realized gains on investments                  --        (3.46)         --      (2.05)     (1.19)        --         --
 Total distributions                                --        (3.46)         --      (2.06)     (1.19)        --         --
 Net asset value, end of period                  29.52        33.66       26.64      24.21      20.10      16.02      14.34
 Total Return(3):                               (12.27)       41.54       10.04      32.74      34.03      11.72      14.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)             126,756      130,988      27,938     18,556     10,083      5,942      1,972
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)                  2.26         2.32        2.40       2.51       2.51       2.50       2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(4)                     2.26         2.32        2.40       2.67       2.70       4.81       9.50
 Net investment income (loss) after
 expense reimbursement(recoupment)(4)(5)         (1.37)       (1.44)      (0.68)     (1.31)     (1.37)     (1.62)     (1.28)
 Portfolio turnover                                 71          169          57        247        202        182        132

                                                                                 Class C
                                             ------------------------------------------------------------------------------
                                                Four                     Three
                                               months        Year        months
                                               ended        Ended        ended                Year ended March 31,
                                             October 31,    June 30,    June 30,    ---------------------------------------
                                             2000(6)(7)      2000        1999(1)     1999       1998       1997       1996
                                              --------      -------      ------     ------     ------     ------     ------
Per Share Operating Performance:
 Net asset value, beginning of period     $      29.92        23.69       21.52      19.05      16.92      16.76      14.44
 Income from investment operations:
 Net investment loss                      $      (0.13)       (0.33)      (0.04)     (0.20)     (0.19)     (0.28)     (0.21)
 Net realized and unrealized gain
 (loss) on investments                    $      (3.53)        9.65        2.21       5.83       5.41       2.23       2.92
 Total from investment operations         $      (3.66)        9.32        2.17       5.63       5.22       1.95       2.71
 Less distributions from:
 Net investment income                    $         --           --          --      (0.01)        --         --      (0.01)
 Net realized gains on investments        $         --        (3.09)         --      (3.15)     (3.09)     (1.79)     (0.38)
 Total distributions                      $         --        (3.09)         --      (3.16)     (3.09)     (1.79)     (0.39)
 Net asset value, end of period           $      26.26        29.92       23.69      21.52      19.05      16.92      16.76
 Total Return(3):                         %     (12.23)       41.48       10.08      32.73      33.72      11.81      18.95
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    213,843      239,432     111,250     98,470     84,292     70,345     71,155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)          %       2.26         2.32        2.40       2.51       2.51       2.50       2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(4)             %       2.26         2.32        2.40       2.67       2.77       2.61       2.57
 Net investment loss after
 expense reimbursement
 (recoupment)(4)(5)                       %      (1.37)       (1.44)      (0.68)     (1.28)     (1.34)     (1.57)     (0.99)
 Portfolio turnover                       %         71          169          57        247        202        182        132

----------
(1) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(2)  Commencement of offering of shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6) Effective October 1,2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GLOBAL CORPORATE LEADERS FUND                                 HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       Class A
                                                          -----------------------------------------------------------------
                                                          Ten months ended              Year ended December 31,
                                                            October 31,     -----------------------------------------------
                                                              2000(3)(5)     1999       1998      1997      1996      1995
                                                              --------      -------    ------    ------    ------    ------
Per Share Operating Performance:
 Net asset value, beginning of period                    $      12.29          9.46     10.59     11.28     11.32     11.17
 Income from investment operations:
 Net investment income (loss)                            $      (0.11)        (0.02)     0.99      0.03      0.01      0.09
 Net realized and unrealized gain (loss) on investments  $      (1.42)         3.67      1.02      0.73      1.84      1.10
 Total from investment operations                        $      (1.53)         3.65      2.01      0.76      1.85      1.19
 Less distributions from:
 Net investment income                                   $         --         (0.74)    (0.80)    (0.09)    (0.16)    (0.29)
 In excess of net investment income                      $         --            --        --        --        --     (0.13)
 Net realized gains on investments                       $         --         (0.08)    (2.34)    (1.36)    (1.73)    (0.62)
 Total distributions                                     $         --         (0.82)    (3.14)    (1.45)    (1.89)    (1.04)
 Net asset value, end of period                          $      10.76         12.29      9.46     10.59     11.28     11.32
 Total Return(1):                                        %     (12.45)        39.06     19.06      6.90     16.43     10.69
Ratios/Supplemental Data:
 Net assets, end of period (000's)                       $     16,893        19,617    17,803    35,085    37,223    53,614
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)          %       1.98          1.96      2.12      1.75      1.90      1.67
 Gross expenses prior to expense reimbursement(2)        %       2.12            --        --        --        --        --
 Net investment income (loss) after expense
 reimbursement(2)(4)                                     %      (0.94)        (0.65)    (0.06)     0.23      0.11      0.48
 Portfolio turnover                                      %          3            13       137       177       128       166

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective July 26, 2000, Pilgrim Investments, Inc. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                      PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 Class A                                     Class B
                                             ----------------------------------------------   -------------------------------------
                                                           Year ended October 31,                     Year ended October 31,
                                             ----------------------------------------------   -------------------------------------
                                               2000      1999      1998      1997     1996      2000      1999      1998     1997(1)
                                             --------   -------   -------   ------   ------   --------   -------   -------   ------
Per Share Operating Performance:
 Net asset value, beginning of period     $     14.75     11.88     10.90     9.05     8.10      14.57     11.76     10.87    10.00
 Income from investment operations:
 Net investment income (loss)             $      0.15      0.08      0.11    (0.09)    0.14       0.07      0.01      0.07    (0.02)
 Net realized and unrealized gains
 on investments                           $      2.58      3.58      0.96     2.30     0.85       2.51      3.51      0.91     0.89
 Total from investment operations         $      2.73      3.66      1.07     2.21     0.99       2.58      3.52      0.98     0.87
 Less distributions from:
 Net investment income                    $     (0.11)    (0.12)       --    (0.14)   (0.04)     (0.03)    (0.04)       --       --
 Net realized gains on investments        $     (0.69)    (0.67)    (0.09)   (0.22)      --      (0.69)    (0.67)    (0.09)      --
 Total distributions                      $     (0.80)    (0.79)    (0.09)   (0.36)   (0.04)     (0.72)    (0.71)    (0.09)      --
 Net asset value, end of period           $     16.68     14.75     11.88    10.90     9.05      16.43     14.57     11.76    10.87
 Total Return(2):                         %     18.56     32.55      9.86    27.59    12.15      17.69     31.55      9.16     8.70
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   920,591   451,815   211,018   60,539   16,777    437,765   278,871   145,976   59,185
 Ratios to average net assets:
 Net expenses after expense reim-
 bursement (3)(4)                         %      1.64      1.68      1.74     1.80     1.85       2.34      2.41      2.47     2.50
 Gross expenses prior to expense
 reimbursement(3)                         %      1.64      1.68      1.74     2.07     2.82       2.34      2.41      2.47     2.58
 Net investment income (loss) after
 expense reimbursement(3)(4)              %      1.14      0.92      1.62     0.46     1.52       0.45      0.18      0.69    (0.71)
 Portfolio turnover                       %        34        29        32       26       74         34        29        32       26

                                                                   Class C
                                               ----------------------------------------------
                                                            Year ended October 31,
                                               ----------------------------------------------
                                                 2000      1999      1998      1997     1996
                                               --------   -------   -------   ------   ------
Per Share Operating Performance:
 Net asset value, beginning of the period   $     14.55     11.75     10.86     8.93     8.05
 Income from investment operations:
 Net investment income (loss)               $      0.07        --      0.06    (0.06)    0.05
 Net realized and unrealized gains on
 investments                                $      2.52      3.51      0.92     2.20     0.86
 Total from investment operations           $      2.59      3.51      0.98     2.14     0.91
 Less distributions from:
 Net investment income                      $     (0.04)    (0.04)       --    (0.04)   (0.03)
 Net realized gains on investments          $     (0.69)    (0.67)    (0.09)   (0.17)      --
 Total distributions                        $     (0.73)    (0.71)    (0.09)   (0.21)   (0.03)
 Net asset value, end of period             $     16.41     14.55     11.75    10.86     8.93
 Total Return(2):                           %     17.76     31.50      9.07    25.92    11.39
Ratios and Supplemental Data:
 Net assets, end of period (000's)          $   605,678   310,227   137,651   62,103   14,530
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                       %      2.34      2.41      2.47     2.50     2.50
 Gross expenses prior to expense
 reimbursement(3)                           %      2.34      2.41      2.47     2.74     3.71
 Net investment income (loss) after
 expense reimbursement(3)(4)                %      0.46      0.19      0.68    (0.23)    0.62
 Portfolio turnover                         %        34        29        32       26       74

----------
(1) Classes A and C commenced operations on March 6, 1995, and Class B commenced operations on April 17, 1997.
(2) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of advisor reimbursement

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL FUND                                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          Class A                           Class B      Class C
                                                     ----------------------------------------------------  ----------  ------------
                                                     Ten months                                            August 22,  September 15,
                                                       ended              Year ended December 31,          2000(1) to   2000(1) to
                                                     October 31,  --------------------------------------   October 31,  October 31,
                                                      2000(4)(6)  1999    1998     1997     1996    1995     2000(4)      2000(4)
                                                      ----------  ----    ----     ----     ----    ----     -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period              $    13.45     11.61   10.10    10.86    10.60   10.37     12.28       11.67
 Income from investment operations:
 Net investment income (loss)                      $     0.19     (0.01)   0.17     0.07    (0.02)  (0.01)    (0.05)      (0.04)
 Net realized and unrealized gain (loss) on
 investments                                       $    (1.48)     5.46    1.74     0.10     1.45    0.61     (1.04)      (0.42)
 Total from investment operations                  $    (1.29)     5.45    1.91     0.17     1.43    0.60     (1.09)      (0.46)
 Less distributions from:
 Net investment income                             $    (0.86)    (0.03)  (0.06)   (0.13)   (0.20)     --        --          --
 In excess of net investment income                $       --        --      --       --       --   (0.35)       --          --
 Net realized gains on investments                 $    (0.08)    (3.58)  (0.34)   (0.80)   (0.97)  (0.02)       --          --
 Total distributions                               $    (0.94)    (3.61)  (0.40)   (0.93)   (1.17)  (0.37)       --          --
 Net asset value, end of period                    $    11.22     13.45   11.61    10.10    10.86   10.60     11.19       11.21
 Total Return(2):                                  %   (10.22)    47.85   19.02     1.61    13.57    5.77     (8.88)      (3.94)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                 $   30,653    25,304  24,000   19,949   18,891  17,855        80          85
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)    %     2.23      1.98    1.75     1.75     2.45    2.45      2.76        2.96
 Gross expenses prior to expense reimbursement(3)  %     2.23      1.98    2.25     2.15     2.45    2.46      2.76        2.96
 Net investment income (loss) after expense
 reimbursement(3)(5)                               %    (0.23)    (0.21)   0.35     0.53    (0.39)  (0.12)    (7.02)      (3.97)
 Portfolio turnover                                %      113       144     144      123      114     138       113         113

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, Inc. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                           ------------------------------------------------------------------
                                              Four                 Three
                                             months      Year     months                         February 28,
                                             ended       Ended     ended    Year ended March 31,  1997(1) to
                                           October 31,  June 30,  June 30,  --------------------    March 31,
                                           2000(6)(7)     2000     1999(2)    1999       1998         1997
                                           ----------     ----     -------    ----       ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     23.84       18.92    17.71      17.01      12.73        12.50
 Income from investment operations:
 Net investment income (loss)           $     (0.03)      (0.17)    0.04      (0.01)     (0.02)          --
 Net realized and unrealized gain
 (loss) on investments                  $     (2.89)       6.25     1.17       1.02       4.56         0.23
 Total from investment operations       $     (2.92)       6.08     1.21       1.01       4.54         0.23
 Less distributions from:
 Net investment income                  $        --          --       --      (0.18)        --           --
 Net realized gains on investments      $        --       (1.16)      --      (0.13)     (0.26)          --
 Total distributions                    $        --       (1.16)      --      (0.31)     (0.26)          --
 Net asset value, end of period         $     20.92       23.84    18.92      17.71      17.01        12.73
 Total Return(3):                       %    (12.25)      32.83     6.83       5.90      36.10         1.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    23,588      23,003   12,409     21,627     12,664            2
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.76        1.85     1.77       1.89       1.96         1.95
 Gross expenses prior to expense
 reimbursement(4)                       %      1.90        2.16     1.86       2.13       3.02     4,579.78
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (0.48)      (0.83)    0.50      (0.51)     (0.45)          --
 Portfolio turnover                     %        73         200       67        214        274           76


                                                                         Class B
                                           ------------------------------------------------------------------
                                              Four                  Three
                                             months      Year       months                        February 28,
                                              ended      Ended      ended    Year ended March 31,  1997(1) to
                                           October 31,  June 30,   June 30,  --------------------   March 31,
                                            2000(6)(7)    2000     1999(2)     1999       1998        1997
                                           ----------     ----     -------     ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period         23.83      19.08      17.89     17.10      12.68        12.50
 Income from investment operations:
 Net investment income (loss)                 (0.09)     (0.30)        --     (0.16)     (0.11)          --
 Net realized and unrealized gain
 (loss) on investments                        (2.86)      6.21       1.19      1.05       4.66         0.18
 Total from investment operations             (2.95)      5.91       1.19      0.89       4.55         0.18
 Less distributions from:
 Net investment income                           --         --         --     (0.03)        --           --
 Net realized gains on investments               --      (1.16)        --     (0.07)     (0.13)          --
 Total distributions                             --      (1.16)        --     (0.10)     (0.13)          --
 Net asset value, end of period               20.88      23.83      19.08     17.89      17.10        12.68
 Total Return(3):                            (12.38)     31.62       6.65      5.24      35.31         1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)           19,116     21,543     12,034    11,033      7,942            1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                           2.41       2.50       2.36      2.53       2.61         2.59
 Gross expenses prior to expense
 reimbursement(4)                              2.56       2.81       2.45      2.77       3.04    16,000.25
 Net investment income (loss) after
 expense reimbursement(4)(5)                  (1.16)     (1.48)     (0.09)    (1.13)     (1.32)          --
 Portfolio turnover                              73        200         67       214        274           76

                                                                         Class C
                                          --------------------------------------------------------------------
                                              Four                 Three
                                             months      Year      months                         February 28,
                                             ended       Ended     ended    Year ended March 31,   1997(1) to
                                          October 31,   June 30,  June 30,  --------------------    March 31,
                                           2000(6)(7)     2000     1999(2)     1999       1998       1997
                                           ----------     ----     -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     23.93      19.14      17.94     17.16      12.68       12.50
 Income from investment operations:
 Net investment loss                    $     (0.08)     (0.27)        --     (0.05)     (0.07)         --
 Net realized and unrealized gain
 (loss) on investments                  $     (2.89)      6.22       1.20      0.94       4.55        0.18
 Total from investment operations       $     (2.97)      5.95       1.20      0.89       4.48        0.18
 Less distributions from:
 Net investment income                  $        --         --         --     (0.11)        --          --
 Net realized gains on investments      $        --      (1.16)        --        --         --          --
 Total distributions                    $        --      (1.16)        --     (0.11)        --          --
 Net asset value, end of period         $     20.96      23.93      19.14     17.94      17.16       12.68
 Total Return(3):                       %    (12.41)     31.73       6.69      5.22      35.25        1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    25,501     26,734     11,936    10,400      3,517          43
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      2.41       2.50       2.36      2.55       2.61        2.41
 Gross expenses prior to expense
 reimbursement(4)                       %      2.56       2.81       2.45      2.79       5.10       25.55
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (1.16)     (1.48)     (0.09)    (1.19)     (1.27)      (0.07)
 Portfolio turnover                     %        73        200         67      214        274          76

----------
(1)  Commencement of operations.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6) Effective October 1,2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               Class A
                                               ------------------------------------------------------------------
                                                  Four                  Three
                                                 months      Year       months
                                                  ended      Ended      ended           Year ended March 31,
                                               October 31,  June 30,   June 30,   -------------------------------
                                                  2000(1)     2000      1999(2)   1999     1998     1997     1996
                                                  -------     ----      -------   ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period       $      40.94      23.80      21.03    19.29    14.92    13.15    11.51
 Income from investment operations:
 Net investment income (loss)               $      (0.10)     (0.18)     (0.03)    0.02    (0.15)    0.04    (0.02)
 Net realized and unrealized gain (loss)
 on investments                             $      (4.76)     19.38       2.80     3.21     5.36     1.88     1.79
 Total from investment operations           $      (4.86)     19.20       2.77     3.23     5.21     1.92     1.77
 Less distributions from:
 Net investment income                      $         --         --         --       --       --    (0.01)   (0.13)
 Net realized gains on investments          $         --      (2.06)        --    (1.49)   (0.84)   (0.14)      --
 Total distributions                        $         --      (2.06)        --    (1.49)   (0.84)   (0.15)   (0.13)
 Net asset value, end of period             $      36.08      40.94      23.80    21.03    19.29    14.92    13.15
 Total Return(4):                           %     (11.90)     82.89      13.17    17.26    36.31    14.67    15.46
Ratios/Supplemental Data:
 Net assets, end of period (000's)          $    273,393    278,480     37,490   25,336   11,183    5,569    1,056
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)           %       1.67       1.67       1.84     1.94     1.96     1.95     1.95
 Gross expenses prior to expense
 reimbursement (recoupment)(5)              %       1.67       1.67       1.86     2.08     2.75     3.76    10.06
 Net investment income (loss) after
 expense reimbursement (recoupment)(5)(6)   %      (0.80)     (0.76)     (0.69)   (0.82)   (1.56)   (1.05)   (0.27)
 Portfolio turnover                         %         56        164         44      146      198      206      141

                                                                               Class B
                                                --------------------------------------------------------------------
                                                   Four                 Three
                                                  months       Year     months                             May 31,
                                                  ended       Ended     ended      Year ended March 31,   1995(3) to
                                                October 31,  June 30,  June 30,   ----------------------   March 31,
                                                  2000(1)      2000     1999(2)   1999     1998     1997     1996
                                                  -------      ----     -------   ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period               43.27      25.33     22.43    20.16    15.89   13.96    12.50
 Income from investment operations:
 Net investment income (loss)                      (0.20)      (0.37)    (0.07)   (0.20)   (0.15)  (0.15)   (0.02)
 Net realized and unrealized gain (loss)
 on investments                                    (5.02)      20.50      2.97     3.46     5.56    2.09     1.48
 Total from investment operations                  (5.22)      20.13      2.90     3.26     5.41    1.94     1.46
 Less distributions from:
 Net investment income                                --          --        --       --       --   (0.01)      --
 Net realized gains on investments                    --       (2.19)       --    (0.99)   (1.14)     --       --
 Total distributions                                  --       (2.19)       --    (0.99)   (1.14)  (0.01)      --
 Net asset value, end of period                    38.05       43.27     25.33    22.43    20.16   15.89    13.96
 Total Return(4):                                 (12.05)      81.63     12.93    16.55    35.73   13.96    11.68
Ratios/Supplemental Data:
 Net assets, end of period (000's)               126,861     132,028    19,331   16,158   12,033   5,080    1,487
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)                   2.32        2.32      2.49     2.59     2.61    2.60     2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(5)                      2.32        2.32      2.51     2.73     2.98    4.89    16.15
 Net investment income (loss) after
 expense reimbursement (recoupment)(5)(6)          (1.46)      (1.41)    (1.34)   (1.45)   (2.20)  (1.66)   (0.64)
 Portfolio turnover                                   56         164        44      146      198     206      141

                                                                               Class C
                                                -----------------------------------------------------------------
                                                   Four                  Three
                                                  months       Year      months
                                                  ended       Ended      ended          Year ended March 31,
                                                October 31,  June 30,   June 30,  -------------------------------
                                                  2000(1)      2000     1999(2)   1999     1998     1997     1996
                                                  -------      ----     -------   ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period              39.71       23.34     20.60    18.53    14.87    13.05    11.32
 Income from investment operations:
 Net investment income (loss)                      (0.18)      (0.31)    (0.06)   (0.10)   (0.11)   (0.16)    0.01
 Net realized and unrealized gain (loss)
 on investments                                    (4.60)      18.69      2.80     3.09     5.09     1.98     1.72
 Total from investment operations                  (4.78)      18.38      2.74     2.99     4.98     1.82     1.73
 Less distributions from:
 Net investment income                                --          --        --       --       --       --       --
 Net realized gains on investments                    --       (2.01)       --    (0.92)   (1.32)      --       --
 Total distributions                                  --       (2.01)       --    (0.92)   (1.32)      --       --
 Net asset value, end of period                    34.93       39.71     23.34    20.60    18.53    14.87    13.05
 Total Return(4):                                 (12.04)      80.89     13.31    16.55    35.63    13.98    15.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)               136,830     144,068    18,354   13,226    8,014    3,592      933
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)                   2.32        2.32      2.49     2.59     2.61     2.60     2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(5)                      2.32        2.32      2.51     2.73     3.38     3.95    16.15
 Net investment income (loss) after
 expense reimbursement
 (recoupment)(5)(6)                                (1.46)      (1.41)    (1.34)   (1.45)   (2.18)   (1.67)   (1.02)
 Portfolio turnover                                   56         164        44      146      198      206      141

----------
(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3)  Commencement of offering of shares.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                   PILGRIM EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class A                       Class B                  Class C
                                                    ------------------------------   ----------------------  -----------------------
                                                        Year ended October 31,       Year ended October 31,   Year ended October 31,
                                                    ------------------------------   ----------------------  -----------------------
                                                    2000     1999   1998(1)   2000       1999    1998(1)     2000     1999   1998(1)
                                                    ----     ----   -------   ----       ----    -------     ----     ----   -------
Per Share Operating Performance:
 Net asset value, beginning of period            $  10.68    7.69    10.00    10.60      7.65     10.00      10.56     7.63   10.00
 Income from investment operations:
 Net investment income                           $   0.22    0.12     0.12     0.07      0.08      0.09       0.07     0.04    0.09
 Net realized and unrealized gain (loss) on
 investments                                     $  (0.08)   3.01    (2.43)   (0.01)     2.97     (2.44)     (0.01)    3.00   (2.46)
 Total from investment operations                $   0.14    3.13    (2.31)    0.06      3.05     (2.35)      0.06     3.04   (2.37)
 Less distribution from:
 Net investment income                           $  (0.11)  (0.14)      --    (0.04)    (0.10)       --      (0.05)   (0.11)     --
 Net realized gains on investments               $  (0.44)     --       --    (0.44)       --        --      (0.44)      --      --
 Total distributions                             $  (0.55)  (0.14)      --    (0.48)    (0.10)       --      (0.49)   (0.11)     --
 Net asset value, end of period                  $  10.27   10.68     7.69    10.18     10.60      7.65      10.13    10.56    7.63
 Total Return(2):                                %   0.60   41.48   (23.10)   (0.12)    40.41    (23.50)     (0.09)   40.49  (23.70)
Ratios/Supplemental Data:
 Net assets, end of period (000's)               $  4,549   9,281    3,815    4,101     3,823     3,583      4,468    6,674   2,304
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)  %   1.98    2.06     1.80     2.75      2.70      2.50       2.71     2.71    2.50
 Gross expenses prior to expense
 reimbursement(3)                                %   1.98    2.21     3.88     2.75      2.93      4.74       2.71     2.91    4.87
 Net investment income after expense
 reimbursement(3)(4)                             %   1.37    1.36     3.38     0.61      0.67      2.55       0.62     0.62    2.60
 Portfolio turnover                              %     32      38        7       32        38         7         32       38       7

----------
(1)  Class A, B and C commenced operations on January 1, 1998.
(2) Total return is calulated assuming reinvestments of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year
(4)  Expenses calculated net of advisor reimbursement.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM EMERGING COUNTRIES FUND                                       HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                           -------------------------------------------------------------------
                                              Four                  Three
                                             months      Year       months
                                              ended      Ended      ended           Year Ended March 31,
                                           October 31,  June 30,   June 30,   --------------------------------
                                            2000(6)(7)    2000      1999(2)   1999      1998     1997     1996
                                            ----------    ----      -------   ----      ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      20.17      16.74     13.43     17.39     17.20    14.03    11.00
 Income from investment operations:
 Net investment income (loss)           $      (0.24)     (0.20)    (0.05)    (0.06)     0.03    (0.06)   (0.04)
 Net realized and unrealized gain
 (loss) on investments                  $      (3.60)      3.63      3.36     (3.81)     1.22     3.51     3.15
 Total from investment operations       $      (3.84)      3.43      3.31     (3.87)     1.25     3.45     3.11
 Less distributions from:
 Net investment income                  $         --         --        --     (0.02)       --       --    (0.02)
 Net realized gains on investments      $         --         --        --     (0.07)    (1.06)   (0.28)   (0.06)
 Total distributions                    $         --         --        --     (0.09)    (1.06)   (0.28)   (0.08)
 Net asset value, end of period         $      16.33      20.17     16.74     13.43     17.39    17.20    14.03
 Total Return(3):                       %     (19.04)     20.49     24.65    (22.23)     8.06    24.79    28.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     59,541     75,311    53,483    47,180    71,014   38,688    4,718
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.23       2.19      2.13      2.27      2.26     2.25     2.25
 Gross expenses prior to expense
 reimbursement(4)                       %       2.38       2.34      2.66      2.56      2.48     3.08     6.72
 Net investment income (loss) after
 expense reimbursement(4)(5)            %      (1.31)     (1.15)    (1.30)    (0.25)     0.55    (1.14)   (0.35)
 Portfolio turnover                     %         94        211        67       213       243      176      118

                                                                         Class B
                                           --------------------------------------------------------------------
                                              Four                 Three
                                             months      Year     months                               May 31,
                                             ended       Ended     ended      Year Ended March 31,   1995(1) to
                                           October 31,  June 30,  June 30,    ---------------------   March 31,
                                              2000       2000     1999(2)     1999    1998     1997     1996
                                            ----------   ----     -------     ----    ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period         20.30      16.98     13.64     17.64    17.29    14.02    12.50
 Income from investment operations:
 Net investment income (loss)                 (0.23)     (0.35)    (0.07)    (0.22)   (0.07)   (0.11)   (0.04)
 Net realized and unrealized gain
 (loss) on investments                        (3.66)      3.67      3.41     (3.70)    1.26     3.47     1.56
 Total from investment operations             (3.89)      3.32      3.34     (3.92)    1.19     3.36     1.52
 Less distributions from:
 Net investment income                           --         --        --        --       --       --       --
 Net realized gains on investments               --         --        --     (0.08)   (0.84)   (0.09)      --
 Total distributions                             --         --        --     (0.08)   (0.84)   (0.09)      --
 Net asset value, end of period               16.41      20.30     16.98     13.64    17.64    17.29    14.02
 Total Return(3):                            (19.16)     19.55     24.49    (22.23)    7.47    24.00    12.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)           22,707     30,322    26,342    22,338   38,796   24,558    3,557
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                           2.98       2.84      2.75      2.91     2.91     2.90     2.90
 Gross expenses prior to expense
 reimbursement(4)                              3.12       2.99      3.28      3.20     3.06     3.66     7.58
 Net investment income (loss) after
 expense reimbursement(4)(5)                  (1.01)     (1.80)    (1.92)    (0.80)   (0.20)   (1.77)   (1.05)
 Portfolio turnover                              94        211        67       213      243      176      118

                                                                         Class C
                                            ------------------------------------------------------------------
                                               Four                  Three
                                              months       Year     months
                                              ended        Ended     ended           Year Ended March 31,
                                            October 31,   June 30,  June 30,   -------------------------------
                                            2000(6)(7)    2000      1999(2)    1999     1998     1997     1996
                                            ----------    ----      -------    ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      19.56      16.35      13.14     16.98    16.81    13.71    10.79
 Income from investment operations:
 Net investment loss                    $      (0.22)     (0.32)     (0.07)    (0.27)   (0.12)   (0.10)   (0.05)
 Net realized and unrealized gain
 (loss) on investments                  $      (3.53)      3.53       3.28     (3.49)    1.26     3.37     2.97
 Total from investment operations       $      (3.75)      3.21       3.21     (3.76)    1.14     3.27     2.92
 Less distributions from:
 Net investment income                  $         --         --         --        --       --       --       --
 Net realized gains on investments      $         --         --         --     (0.08)   (0.97)   (0.17)      --
 Total distributions                    $         --         --         --     (0.08)   (0.97)   (0.17)      --
 Net asset value, end of period         $      15.81      19.56      16.35     13.14    16.98    16.81    13.71
 Total Return(3):                       %     (19.17)     19.63      24.43    (22.21)    7.47    23.94    27.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     22,456     29,610     24,230    19,246   36,986   29,376    4,345
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.98       2.84       2.75      2.90     2.91     2.90     2.90
 Gross expenses prior to expense
 reimbursement(4)                       %       3.09       2.99       3.28      3.19     3.09     3.12     6.23
 Net investment loss after
 expense reimbursement(4)(5)            %      (0.95)     (1.80)     (1.92)    (0.77)   (0.26)   (1.75)   (1.06)
 Portfolio turnover                     %         94        211         67       213      243      176      118

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6) Effective October 1,2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                               PILGRIM WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class A
                                                         -----------------------------------------------------------
                                                         Ten months
                                                           ended                  Year ended December 31,
                                                         October 31,   ---------------------------------------------
                                                         2000(1)(4)    1999      1998      1997      1996      1995
                                                         ----------    ----      ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                       15.10       7.13    10.18      11.49     10.70     11.47
 Income from investment operations:
 Net investment income (loss)                               (0.17)     (0.05)    0.12       0.01        --      0.08
 Net realized and unrealized gain (loss) on investments     (6.18)      8.05    (3.08)     (1.32)     0.79     (0.76)
 Total from investment operations                           (6.35)      8.00    (2.96)     (1.31)     0.79     (0.68)
 Less distributions from:
 Net investment income                                         --      (0.03)   (0.09)        --        --     (0.08)
 In excess of net investment income                            --         --       --         --        --     (0.01)
 Total distributions                                           --      (0.03)   (0.09)        --        --     (0.09)
 Net asset value, end of period                              8.75      15.10      7.13     10.18     11.49     10.70
 Total Return(2):                                          (42.05)    112.58   (29.06)    (11.40)     7.38     (5.93)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         81,496    154,994    65,323   137,686   254,673   265,544
 Ratios to average net assets:
 Expenses(3)                                                 2.15       2.00      1.85      1.82      1.76      1.88
 Net investment income (loss) (3)                           (1.34)     (0.66)     1.14      0.09     (0.01)     0.70
 Portfolio turnover                                           241        184       107       112        86        93

----------
(1)  The Fund changed its fiscal year-end from December 31 to October 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) Effective July 26, 2000, Pilgrim Investments, Inc. became the Investment Manager of the Fund

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GLOBAL TECHNOLOGY FUND                                        HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Class A
                                                                  ----------
                                                                  Ten months
                                                                     ended
                                                                  October 31,
                                                                   2000(3)(5)
                                                                   ----------
Per Share Operating Performance:
 Net asset value, beginning of period                      $          10.00
 Income from investment operations:
 Net investment loss                                       $          (0.13)
 Net realized and unrealized loss on investments           $          (2.01)
 Total from investment operations                          $          (2.14)
 Net asset value, end of period                            $           7.86
 Total Return(1):                                          %         (21.40)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $          8,888
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and expense
 reimbursement (2)(4)                                      %           2.60
 Gross expenses prior to redemption fee proceeds and
 expense reimbursement(2)                                  %           4.23
 Net investment loss after redemption fee proceeds and
 expense reimbursement(2)(4)                               %          (1.73)
 Portfolio turnover                                        %            162

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective July 26, 2000, Pilgrim Investments, Inc. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                      PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              Class A
                                                      ---------------------------------------------------------
                                                         Four
                                                        months                                     September 1,
                                                        ended             Year Ended June 30,      1995(1) to
                                                      October 31,  -------------------------------   June 30,
                                                        2000(5)    2000     1999     1998     1997     1996
                                                        -------    ----     ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period             $       7.23      7.22     4.46    10.93    10.35    10.00
 Income from investment operations:
 Net investment income (loss)                     $       0.08     (0.05)      --     0.03     0.02     0.03
 Net realized and unrealized gain (loss) on
 investments                                      $      (2.32)     0.06     2.76    (6.50)    0.58     0.34
 Total from investment operations                 $      (2.24)     0.01     2.76    (6.47)    0.60     0.37
 Less distributions:
 In excess of net investment income               $         --        --       --       --       --    (0.02)
 Tax return of capital                            $         --        --       --       --    (0.02)      --
 Total distributions                              $         --        --       --       --    (0.02)   (0.02)
 Net asset value, end of period                   $       4.99      7.23     7.22     4.46    10.93    10.35
 Total Return(2):                                 %     (30.98)     0.14    61.88   (59.29)    5.78     3.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $      8,471    11,726   14,417   11,796   32,485   18,371
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %       2.05      2.11     2.00     2.00     2.00     2.00
 Gross expenses prior to expense
 reimbursement(3)                                 %       2.71      2.55     2.98     2.80     2.54     3.47
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %       4.28     (0.56)    0.01     0.38     0.00     0.33
 Portfolio turnover                               %         13       138      111       81       38       15


                                                                              Class B
                                                     ---------------------------------------------------------
                                                        Four
                                                       months                                      September 1,
                                                       ended              Year Ended June 30,       1995(1) to
                                                     October 31,   -------------------------------   June 30,
                                                       2000(5)     2000     1999     1998     1997     1996
                                                       -------     ----     ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period                    6.97      7.02     4.37    10.83    10.31    10.00
 Income from investment operations:
 Net investment income (loss)                            0.07     (0.11)   (0.04)   (0.03)   (0.07)   (0.01)
 Net realized and unrealized gain (loss) on
 investments                                            (2.24)     0.06     2.69    (6.43)    0.59     0.32
 Total from investment operations                       (2.17)    (0.05)    2.65    (6.46)    0.52     0.31
 Less distributions:
 In excess of net investment income                        --        --       --       --       --       --
 Tax return of capital                                     --        --       --       --       --       --
 Total distributions                                       --        --       --       --       --       --
 Net asset value, end of period                          4.80      6.97     7.02     4.37    10.83    10.31
 Total Return(2):                                      (31.13)    (0.71)   60.64   (59.65)    5.04     3.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)                      7,678    12,228   12,959    9,084   30,169   17,789
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)          2.80      2.86     2.75     2.75     2.75     2.75
 Gross expenses prior to expense
 reimbursement(3)                                        3.45      3.30     3.73     3.55     3.29     4.10
 Net investment income (loss) after expense
 reimbursement(3)(4)                                     3.48     (1.31)   (0.74)   (0.39)   (0.79)   (0.38)
 Portfolio turnover                                        13       138      111       81       38       15


                                                                              Class M
                                                     --------------------------------------------------------
                                                        Four
                                                       months                                      September 1,
                                                        ended             Year Ended June 30,       1995(1) to
                                                     October 31,   -------------------------------    June 30
                                                       2000(5)     2000     1999     1998     1997     1996
                                                       -------     ----     ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period             $      7.04      7.07     4.40    10.86    10.32    10.00
 Income from investment operations:
 Net investment income (loss)                     $      0.07     (0.11)   (0.02)      --    (0.05)      --
 Net realized and unrealized gain (loss)
 on investments                                   $     (2.26)     0.08     2.69    (6.46)    0.59     0.33
 Total from investment operations                 $     (2.19)    (0.03)    2.67    (6.46)    0.54     0.33
 Less distributions:
 In excess of net investment income               $        --        --       --       --       --    (0.01)
 Total distributions                              $        --        --       --       --       --    (0.01)
 Net asset value, end of period                   $      4.85      7.04     7.07     4.40    10.86    10.32
 Total Return(2):                                 %    (31.11)    (0.42)   60.68   (59.48)    5.26     3.32
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $     2,711     3,749    5,184    4,265   11,155    6,476
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %      2.53      2.61     2.50     2.50     2.50     2.50
 Gross expenses prior to expense
 reimbursement(3)                                 %      3.18      3.05     3.48     3.30     3.04     3.88
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %      3.72     (1.06)   (0.49)   (0.07)   (0.55)   (0.16)
 Portfolio turnover                               %        13       138      111       81       38       15

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(5)  The Fund changed it fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM SMALLCAP ASIA GROWTH FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     Class A
                                                            --------------------------------------------------------
                                                               Ten
                                                              months
                                                              ended                Year ended December 31,
                                                            October 31,   ------------------------------------------
                                                            2000(4)(6)    1999     1998      1997     1996   1995(1)
                                                            ----------    ----     ----      ----     ----   -------
Per Share Operating Performance:
 Net asset value, beginning of period                    $      8.95      5.69     7.06     12.24     9.76    10.00
 Income from investment operations:
 Net investment income (loss)                            $     (0.15)    (0.10)      --     (0.05)   (0.05)    0.02
 Net realized and unrealized gain (loss) on investments  $     (3.08)     3.36    (1.37)    (5.13)    2.54    (0.24)
 Total from investment operations                        $     (3.23)     3.26    (1.37)    (5.18)    2.49    (0.22)
 Less distributions from:
 Net investment income                                   $        --        --       --        --       --    (0.02)
 In excess of net investment income                      $        --        --       --        --    (0.01)      --
 Total distributions                                     $        --        --       --        --    (0.01)   (0.02)
 Net asset value, end of period                          $      5.72      8.95     5.69      7.06    12.24     9.76
 Total Return(2):                                        %    (36.09)    57.29   (19.41)   (42.32)   25.50     4.39
Ratios/Supplemental Data:
 Net assets, end of period (000's)                       $     4,630    14,392   18,278    13,867   23,796    8,936
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %      2.63      2.50     2.50      2.30     2.42     1.75
 Gross expenses prior to expense reimbursement(3)        %      4.07      3.00     2.86      2.30     2.64     3.51
 Net investment income (loss) after expense
 reimbursement (3)(5)                                    %     (1.21)    (1.05)   (0.21)    (0.32)   (0.64)    0.52
 Portfolio turnover                                      %       108       173      193       187      176       40

----------
(1)  The Fund commenced operations on July 3, 1995.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, Inc. became the Investment Manger of the Fund

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                     PILGRIM TROIKA DIALOG RUSSIA FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       Class A
                                                              ----------------------------------------------------------
                                                                 Ten
                                                                months
                                                                ended                  Year ended December 31,
                                                              October 31,    -------------------------------------------
                                                              2000(4)(6)     1999       1998         1997        1996(1)
                                                              ----------     ----       ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period                      $     6.74        2.64       17.50        11.24       12.12
 Income from investment operations:
 Net investment income (loss)                              $    (0.07)       0.18        0.15        (0.01)      (0.05)
 Net realized and unrealized gain (loss) on investments    $     0.48        3.99      (14.70)        7.57       (0.51)
 Total from investment operations                          $     0.41        4.17      (14.55)        7.56       (0.56)
 Less distributions from:
 Net investment income                                     $       --       (0.07)      (0.07)          --          --
 Net realized gains on investments                         $       --          --       (0.24)       (1.30)      (0.32)
 Total distributions                                       $       --       (0.07)      (0.31)       (1.30)      (0.32)
 Net asset value, end of period                            $     7.15        6.74        2.64        17.50       11.24
 Total Return(2):                                          %     6.08      159.76      (82.99)       67.50       (9.01)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                         $   53,637      59,011      19,147      137,873      13,846
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(3)(5)                               %     1.40        2.23        1.84         1.85        2.65
 Gross expenses prior to redemption fee proceeds and
 expense reimbursement(3)                                  %     2.85        3.32        2.64         2.89        5.07
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(3)(5)                  %    (0.90)       4.39        1.36        (0.11)      (1.27)
 Portfolio turnover                                        %       52          91          66           67         116

----------
(1) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, Inc. became the Investment Manager of the fund.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GOLD FUND                                                     HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class A
                                          -------------------------------------------------------------------
                                             Ten
                                            months
                                            ended                     Year ended December 31,
                                          October 31,    ----------------------------------------------------
                                          2000(3)(4)     1999       1998         1997        1996        1995
                                          ----------     ----       ----         ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period  $      3.29       3.03        3.24        5.97        6.24         6.37
 Income from investment operations:
 Net investment income (loss)          $      0.01      (0.01)         --          --        0.02           --
 Net realized and unrealized gain
 (loss) on investments                 $     (1.03)      0.27       (0.21)      (2.52)       0.50        (0.12)
 Total from investment operations      $     (1.02)      0.26       (0.21)      (2.52)       0.52        (0.12)
 Less distributions from:
 Net investment income                 $        --         --          --       (0.21)      (0.79)       (0.01)
 Total distributions                   $        --         --          --       (0.21)      (0.79)       (0.01)
 Net asset value, end of period        $      2.27       3.29        3.03        3.24        5.97         6.24
 Total Return(1):                      %    (30.98)      8.58       (6.39)     (42.98)       7.84        (1.89)
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $    40,130     72,516      50,841      53,707     109,287      135,779
 Ratios to average net assets:
 Expenses (2)                          %      2.18       1.94        1.74        1.65        1.60         1.70
 Net investment income (loss) (2)      %      0.28      (0.02)       0.08        0.17       (0.32)        0.07
 Portfolio turnover                    %        27         79          29          38          31           40

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) Effective July 26, 2000, Pilgrim Investments, Inc. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                                   PILGRIM SILVER FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     Class A
                                               ------------------------------------------------------------------------------
                                                 Ten
                                                months                    Six months
                                                ended       Year ended      ended                 Year ended June 30,
                                               October 31,  December 31,  December 31,   ------------------------------------
                                               2000(4)(6)      1999         1998(1)       1998      1997       1996      1995
                                               ----------      ----         -------       ----      ----       ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period      $       2.96         2.73          3.26         3.95       4.46      4.00      3.92
 Income from investment operations:
 Net investment income (loss)              $       0.03         0.01         (0.01)       (0.02)     (0.04)    (0.03)    (0.03)
 Net realized and unrealized gain
 (loss) on investments                     $      (0.84)        0.23         (0.52)       (0.66)     (0.43)     0.51      0.11
 Total from investment operations          $      (0.81)        0.24         (0.53)       (0.68)     (0.47)     0.48      0.08
 Less distributions from:
 Net investment income                     $      (0.01)       (0.01)           --        (0.01)     (0.04)       --        --
 In excess of net investment income        $         --           --            --           --         --     (0.02)       --
 Total distributions                       $      (0.01)       (0.01)           --        (0.01)     (0.04)    (0.02)       --
 Net asset value, end of period            $       2.14         2.96          2.73         3.26       3.95      4.46      4.00
 Total Return(2):                          %     (27.45)        8.70        (16.26)      (17.32)    (10.76)    12.02      2.04
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $     14,691       25,413        25,560       34,921     42,035    73,945    65,517
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %       2.46         2.11          2.37         1.90       1.96      1.73      1.82
 Gross expenses prior to expense
 reimbursement(3)                          %       2.78           --            --           --         --        --        --
 Net investment income (loss)
 after expense reimbursement(3)(5)         %      1.07         0.49         (0.61)       (0.54)     (0.78)     (0.72)    (0.83)
 Portfolio turnover                        %         9           29             6           29         19         44        44

----------
(1)  The Fund changed its fiscal year-end from June 30 to December 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, Inc. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GLOBAL INCOME FUND                                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          Class A                                  Class C
                                             -----------------------------------------------------------------  -------------
                                             Ten months                                                         September 26,
                                               ended                      Year ended December 31,                2000(4) to
                                             October 31,    --------------------------------------------------   October 31,
                                              2000(1)(6)    1999       1998        1997        1996       1995       2000
                                              ----------    ----       ----        ----        ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period    $       9.45       10.36      10.58       11.22       10.75       9.80      8.94
 Income from investment operations:
 Net investment income                   $       1.15        1.16       0.90        1.04        1.01       0.96        --
 Net realized and unrealized gain
 (loss) on investments                   $      (1.50)      (1.20)     (0.07)      (0.50)       0.36       0.95      0.73
 Total from investment operations        $      (0.35)      (0.04)      0.83        0.54        1.37       1.91      0.73
 Less distributions from:
 Net investment income                   $      (0.21)      (0.82)     (0.87)      (0.91)      (0.86)     (0.96)       --
 Return of capital                       $      (0.10)         --         --          --          --         --        --
 Net realized gains                      $         --       (0.05)     (0.18)      (0.27)      (0.04)        --        --
 Total distributions                     $      (0.31)      (0.87)     (1.05)      (1.18)      (0.90)     (0.96)       --
 Net asset value, end of period          $       8.79        9.45      10.36       10.58       11.22      10.75      9.47
 Total Return(2):                        %      (5.06)      (0.31)      8.21        5.00       13.33      20.10      8.35
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     14,904      31,696     36,407      23,668      29,110     12,255         3
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       2.42        1.86       1.50        1.50        1.50       2.75        --
 Gross expenses prior to expense
 reimbursement(3)                        %       2.42        1.86       1.89        2.17        2.33       3.07        --
 Net investment income (loss) after
 expense reimbursement(3)(5)             %       8.69       11.52      11.38        9.66       10.32       9.80        --
 Portfolio turnover                      %         23          25         45         118          72        165        23

----------
(1)  The Fund changed its fiscal year-end from December 31 to October 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Commencement of offering of shares
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, Inc became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Advisory Funds, Inc. ("PAF"), Pilgrim Mayflower Trust ("PMT"), Pilgrim Global Corporate Leaders Fund ("Global Corporate Leaders") (formerly Lexington Global Corporate Leaders Fund Inc.), Pilgrim International Fund ("International") (formerly Lexington International Fund Inc.), Pilgrim Worldwide Emerging Markets Fund ("Worldwide Emerging Markets") (formerly Lexington Worldwide Emerging Markets Fund Inc.), Pilgrim Global Technology Fund ("Global Technology") (formerly Lexington Global Technology Fund Inc.), Pilgrim SmallCap Asia Growth Fund ("SmallCap Asia Growth") (formerly Lexington SmallCap Asia Growth Fund Inc.), Pilgrim Troika Dialog Russia Fund ("Troika Dialog Russia") (formerly Lexington Troika Dialog Russia Fund), Pilgrim Gold Fund ("Gold") (formerly Lexington Goldfund Inc.), Pilgrim Silver Fund ("Silver") (formerly Lexington Silver Fund Inc.), and Pilgrim Global Income Fund ("Global Income") (formerly Lexington Global Income Fund Inc.), which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The "Funds" in this annual report are Pilgrim Worldwide Growth Fund ("Worldwide Growth"), Pilgrim International Core Growth Fund ("International Core Growth"), Pilgrim International SmallCap Growth Fund ("International SmallCap Growth"), and Pilgrim Emerging Countries Fund ("Emerging Countries"). PAF is a Maryland Corporation organized in 1995 with three separate series (Portfolios). The "Fund" in this annual report is Pilgrim Asia-Pacific Equity Fund. PMT is a Massachusetts business trust organized in 1992 with six separate series (Portfolios). The "Funds" in this annual report are Pilgrim International Value Fund and Pilgrim Emerging Markets Value Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment advisor to certain of the Funds. On April 30, 2000, Pilgrim Advisors merged with Pilgrim Investments. Pilgrim Advisors and Pilgrim Investments, Inc. were sister companies and shared certain resources and investment personnel.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment advisor to certain of the former Lexington Funds. On July 26, 2000, ReliaStar Financial Corp. ("Reliastar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington, and ING Pilgrim Investments, Inc. was approved as Adviser to the Funds formerly advised by Lexington.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc. ("PGI") effective September 8, 2000.

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser from Nicholas Applegate Capital Management to Pilgrim Investments, Inc., the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

     actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at October 31, 2000.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually. Pilgrim Global Income Fund pays dividends quarterly, if any.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, amounts as of October 31, 2000 have been increased (decreased) through reclassification as follows:

                                                                 Accumlated
                                           Undistributed        net realized
                                           (Distribution       gains (losses)
                                             is excess)        on investments
                              Paid-in      net investment       and foreign
                              capital         income       currency transactions
                              -------         ------       ---------------------
Worldwide Growth            $(2,583,533)     $1,823,273          $  760,260
Global Corporate Leaders             --         171,228            (171,228)

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                 Accumlated
                                           Undistributed        net realized
                                           (Distribution       gains (losses)
                                             is excess)        on investments
                              Paid-in      net investment       and foreign
                              capital         income       currency transactions
                              -------         ------       ---------------------
International Value                  --    $   (378,812)        $   378,812
International                        --       1,468,852          (1,468,852)
International Core          $(2,726,638)        983,960           1,742,678
International SmallCap
  Growth                             --        (922,028)            922,028
Emerging Markets Value               --          (6,417)              6,417
Emerging Countries           (3,127,882)        966,710           2,161,172
WorldwideEmerging
  Markets                    (5,674,996)      1,604,409           4,070,587
Global Technology               (37,393)        142,357            (104,964)
Asia-Pacific Equity              (2,905)         (1,129)              4,034
SmallCap Asia Growth           (200,905)        127,980              72,925
Troika                         (723,617)        605,220             118,397
Gold                         12,838,107         (73,681)        (12,764,426)
Silver                         (954,860)         (1,139)            955,999
Global Income                  (255,473)     (1,212,444)          1,467,917

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at October 31, 2000:

                                     Amount         Expiration Dates
                                     ------         ----------------
Worldwide Growth                  $ 3,925,607      October 2008
International SmallCap Growth      10,815,771      October 2008
Emerging Countries                 48,415,929      October 2006 to 2008
Worldwide Emerging Markets         11,424,744      October 2006
Asia-Pacific Equity                23,797,507      October 2007 to 2008
SmallCap Asia Growth                9,778,022      October 2007
Troika                             62,419,331      October 2006 to 2007
Gold                               81,765,466      October 2001 to 2008
Silver                             14,137,606      October 2002 to 2008
Global Income                       1,055,996      October 2007 to 2008

     At October 31, 2000, Silver had $954,860 of capital loss carryforwards expired.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. Expenses incurred in connection with the organization and registration of Asia-Pacific Equity Fund under the Investment Company Act of 1940 and the Securities Act of 1933

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

     are being amortized by the Fund over a period of five years from the date of commencement of its operations.

J. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the periods ended October 31, 2000, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                               Purchases           Sales
                                               ---------           -----
Worldwide Growth (1)                       $ 471,483,817      $455,557,275
Global Corporate Leaders (2)                     539,129         1,277,449
International Value (3)                    1,220,243,069       499,152,324
International (2)                             35,009,602        25,746,787
International Core Growth (1)                 61,346,868        58,790,704
International SmallCap Growth (1)            457,484,733       370,312,350
Emerging Markets Value (3)                     5,536,260        12,214,229
Emerging Countries (1)                       209,290,711       238,753,252
Worldwide Emerging Markets (2)               304,250,718       280,517,243
Global Technology (2)                         26,841,728        14,739,867
Asia-Pacific Equity (1)                        3,144,358         6,679,913
SmallCap Asia Growth (2)                      10,869,988        16,828,594
Troika Dialog Russia (2)                      32,851,783        25,655,070
Gold (2)                                      13,859,362        37,615,875
Silver (2)                                     1,513,709        19,626,641
Global Income (2)                              3,820,155        12,387,642

----------
(1) For the period July 1, 2000 thru October 31, 2000 (2) For the period January 1, thru October 31, 2000 (3) For the year ended October 31, 2000

NOTE 4 -- REDEMPTION FEE INCOME -- GLOBAL TECHNOLOGY AND TROIKA DIALOG RUSSIA

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the ten months ended October 31, 2000 were $11,109 and $856,074, respectively for Global Technology and Troika. The amount available for offset against Fund expenses was $11,109 and $465,732, respectively for Global Technology and Troika and is set forth in the statement of operations. Excess fee proceeds of $390,342 for Troika was added to the Fund's capital.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of PGI. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                As a percent of average net assets
                                ----------------------------------
Worldwide Growth                1.00% on first $500 million; 0.90% on next
                                 $500 million; and 0.85% in excess of $1 billion
Global Corporate Leaders        1.00%
International Value             1.00%
International                   1.00%
International                   Core Growth 1.00% on first $500 million; 0.90%
                                 on next $500 million; and 0.85% in excess of $1 billion
International                   SmallCap Growth 1.00% on first $500 million;
                                 0.90% on next $500 million; and 0.85% in excess of $1 billion
Emerging Markets Value          1.00%
Emerging Countries              1.25%
Worldwide Emerging Markets      1.00%
Global Technology               1.25%
Asia-Pacific Equity             1.25%
SmallCap Asia Growth            1.25%
Troika Dialog Russia            1.25%
Gold                            1.00% on first $50 million; 0.75% thereafter
Silver                          1.00% on first $30 million; 0.75% thereafter
Global Income                   1.00%

For the period ended October 31, 2000 the Advisor earned $25,393,277 in investment management fees.(A)

On July 31, 2000, Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Worldwide Growth, International Core Growth and Emerging Countries effective September 30, 2000. October 1, 2000, ING Pilgrim Investments, Inc. began advising the Funds directly.

PGI (the "Administrator") serves as administrator to Global Corporate Leaders, International Value,

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

International, Worldwide Emerging Markets, Global Technology, SmallCap Asia Growth, Troika Dialog Russia, Gold, Silver and Global Income Funds. The Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. International Value and Emerging Markets Value also pay an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the period ended October 31, 2000 the Administrator earned $1,939,900 in administrative and account servicing fees.(B)

----------
(A) Prior to July 26, 2000, the former Lexington Funds paid Lexington the same fees for investment management.
(B) Prior to July 26, 2000, the former Lexington Funds did not pay an administrative fee to Lexington.

NOTE 6 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                                 Class A   Class B   Class C   Class M   Class Q
                                 -------   -------   -------   -------   -------
Worldwide Growth                  0.35%     1.00%     1.00%      N/A      0.25%
Global Corporate Leaders          0.25        N/A       N/A      N/A        N/A
International Value               0.30      1.00      1.00       N/A      0.25
International                     0.25      1.00      1.00       N/A      0.25
International Core Growth         0.35      1.00      1.00       N/A      0.25
International SmallCap Growth     0.35      1.00      1.00       N/A      0.25
Emerging Markets Value            0.30      1.00      1.00       N/A        N/A
Emerging Countries                0.35      1.00      1.00       N/A      0.25
Worldwide Emerging Markets        0.25        N/A       N/A      N/A        N/A
Global Technology                 0.25        N/A       N/A      N/A        N/A
Asia-Pacific Equity               0.25      1.00        N/A    0.75%        N/A
SnallCap Asia Growth              0.25      1.00        N/A      N/A      0.25
Troika Dialog Russia              0.25        N/A       N/A      N/A        N/A
Gold                              0.25        N/A       N/A      N/A        N/A
Silver                            0.25        N/A       N/A      N/A        N/A
Global Income                     0.25      1.00      1.00       N/A      0.25

Prior to July 26, 2000, the former Lexington Funds had a Distribution Plan ("the Plan") which allowed payments to finance activities associated with the distribution of the Fund's shares. The Plan provided that the Fund paid distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets.

Fees paid to the Distributor by class during the period ended October 31, 2000 are shown in the accompanying Statements of Operations. For the period ended October 31, 2000, the Distributor earned $15,177,352 in Distributor fees.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended October 31, 2000, the Distributor earned the following amounts in sales charges:

                                 Class A      Class B      Class C       Class M
                                  Shares       Shares       Shares        Shares
                                  ------       ------       ------        ------
Initial Sales Charges            $779,776       N/A           N/A          $132
Contingent deferred
 sales charges                   $117,808       $ 0        $340,042        N/A

NOTE: International Value and Emerging Markets were for the year ended October 31, 2000. International Core Growth, International SmallCap Growth, Emerging Countries, Asia-Pacific Equity, and Worldwide Growth were for the period from July 1, 2000 to October 31, 2000. Worldwide Emerging Markets, Global Technology, Global Corporate Leaders, SmallCap Asia Growth, Troika Dialog Russia, Global Income, Gold, and Silver were for the period from August 1, 2000 to October 31, 2000.

NOTE 7 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the year ended October 31, 2000 are shown in the accompanying Statements of Operations.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 8 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                        Maximum Operating Expense Limit
                                    (as a percentage of average net assets)
                                -----------------------------------------------
                                Class A   Class B   Class C   Class M   Class Q
                                -------   -------   -------   -------   -------
Worldwide Growth                  1.85%     2.50%     2.50%    N/A        1.60%
Global Corporate Leaders          2.75%     N/A       N/A      N/A       N/A
International Value               N/A       N/A       N/A      N/A       N/A
International                     2.75      3.50%     3.50%    N/A        2.75%
International Core Growth         1.95      2.60      2.60     N/A        1.65
International SmallCap Growth     1.95      2.60      2.60     N/A        1.65
Emerging Markets Value            N/A       N/A       N/A      N/A       N/A
Emerging Countries                2.25      2.90      2.90     N/A        1.90
Worldwide Emerging Markets        2.75      N/A       N/A      N/A       N/A
Global Technology                 2.75      N/A       N/A      N/A       N/A
Asia-Pacific Equity               2.00      2.75      N/A    2.50%       N/A
SmallCap Asia Growth              2.75      3.50      N/A      N/A       N/A
Troika Dialog Russia              3.35      4.10      N/A      N/A       N/A
Gold                              2.75      N/A       N/A      N/A       N/A
Silver                            2.75      N/A       N/A      N/A       N/A
Global Income                     2.75      3.50      3.50     N/A        2.75

NOTE 9 -- CREDIT FACILITY

The Pilgrim Funds, Pilgrim Equity Trust and Pilgrim Mayflower Trust have entered into an unsecured committed revolving line of credit agreement with State Street Bank and Trust Company for an aggregate amount of $50,000,000. In addition, Pilgrim Investment Funds, Inc., Pilgrim Advisory Funds, Inc., Pilgrim Bank & Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc. and Pilgrim Mutual Funds have entered into an unsecured committed revolving line of credit agreement ("the Credit Agreements") with State Street Bank and Trust Company for an aggregate amount of $75,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an Investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreements. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. As of and for the periods ended October 31, 2000 there was no balance outstanding under the credit facility.

NOTE 10 -- CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

                                                      Class A Shares
                            ------------------------------------------------------------------
                              Four Months          Year         Three Months          Year
                                 Ended            Ended            Ended             Ended
                              October 31,        June 30,         June 30,          March 31,
                                 2000              2000             1999              1999
                            -------------     -------------     ------------     -------------
Worldwide Growth
 (Number of Shares)
Shares sold                     4,005,399        14,001,807        1,172,285         5,575,910
Shares issued as
 reinvestment of
 dividends                        422,437                86           96,384                --
Shares redeemed                (2,499,778)       (9,384,459)        (660,100)       (5,374,372)
                            -------------     -------------     ------------     -------------
Net increase in shares
 outstanding                    1,505,621         5,039,785          512,271           297,922
                            =============     =============     ============     =============
Worldwide Growth ($)
Shares sold                 $ 116,318,819     $ 404,667,268     $ 26,425,907     $ 110,310,826
Shares issued as
 reinvestment of
 dividends                     10,797,545                --        1,739,418                --
Shares redeemed               (73,218,592)     (273,872,546)     (14,957,153)     (107,031,318)
                            -------------     -------------     ------------     -------------
Net increase in shares
 outstanding                $  43,100,227     $ 141,592,267     $ 11,468,754     $   5,018,926
                            =============     =============     ============     =============


                                                   Class B Shares
                            --------------------------------------------------------------
                             Four Months          Year       Three Months         Year
                                Ended            Ended          Ended             Ended
                             October 31,        June 30,       June 30,         March 31,
                                2000              2000           1999             1999
                            ------------     ------------     -----------     ------------
Worldwide Growth
 (Number of Shares)
Shares sold                      631,926        2,987,911         353,077          544,757
Shares issued as
 reinvestment of
 dividends                       192,099               --          39,170
Shares redeemed                 (230,519)        (336,704)        (70,889)        (319,228)
                            ------------     ------------     -----------     ------------
Net increase in shares
 outstanding                     401,407        2,843,306         282,188          264,699
                            ============     ============     ===========     ============
Worldwide Growth ($)
Shares sold                 $ 20,649,472     $ 95,993,252     $ 9,019,106     $ 11,616,885
Shares issued as
 reinvestment of
 dividends                     5,534,613               --         799,305
Shares redeemed               (7,450,350)     (10,888,095)     (1,811,055)      (6,778,733)
                            ------------     ------------     -----------     ------------
Net increase in shares
 outstanding                $ 13,199,122     $ 90,639,770     $ 7,208,051     $  5,637,457
                            ============     ============     ===========     ============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                      Class C Shares
                              ---------------------------------------------------------------
                               Four Months         Year         Three Months        Year
                                  Ended            Ended           Ended            Ended
                               October 31,       June 30,         June 30,        March 31,
                                  2000             2000             1999            1999
                              ------------     -------------     -----------     ------------
Worldwide Growth
 (Number of Shares)
Shares sold                      1,218,370         3,546,660         316,937        1,258,419
Shares issued as
 reinvestment of
 dividends                              --           554,745              --          117,737
Shares redeemed                 (1,075,019)         (797,116)       (195,915)      (1,224,596)
                              ------------     -------------     -----------     ------------
Net increase (decrease) in
 shares outstanding                143,351         3,304,289         121,022          151,560
                              ============     =============     ===========     ============
Worldwide Growth ($)
Shares sold                   $ 34,976,677     $ 103,794,801     $ 7,199,228     $ 23,846,842
Shares issued as
 reinvestment of
 dividends                              --        14,207,022              --        2,145,255
Shares redeemed                (31,067,826)      (22,853,219)     (4,443,951)     (22,854,997)
                              ------------     -------------     -----------     ------------
Net increase (decrease) in
 shares outstanding           $  3,908,851     $  95,148,604     $ 2,755,277     $  3,137,100
                              ============     =============     ===========     ============


                                                     Class Q Shares
                              --------------------------------------------------------------
                              Four Months         Year             Year            Year
                                 Ended            Ended           Ended           Ended
                              October 31,       June 30,         June 30,       March 31,
                                  2000            1999             1999            1999
                              ------------     ------------     ------------     -----------
Worldwide Growth
 (Number of Shares)
Shares sold                        458,143        1,816,105          430,631         350,299
Shares issued as
 reinvestment of
 dividends                              --           85,463               --           4,352
Shares redeemed                   (562,214)        (873,920)        (180,058)        (89,828)
                              ------------     ------------     ------------     -----------
Net increase (decrease) in
 shares outstanding               (104,071)       1,027,648          250,573         264,823
                              ============     ============     ============     ===========
Worldwide Growth ($)
Shares sold                   $ 15,506,281     $ 60,334,275     $ 11,187,418     $ 7,773,616
Shares issued as
 reinvestment of
 dividends                              --        2,513,469               --          89,521
Shares redeemed                (18,881,326)     (30,258,824)      (4,610,453)     (1,884,358)
                              ------------     ------------     ------------     -----------
Net increase (decrease) in
 shares outstanding           $ (3,375,045)    $ 32,588,920     $  6,576,965     $ 5,978,779
                              ============     ============     ============     ===========

                                                             Class A Shares
                                               --------------------------------------------
                                               Ten Months         Year            Year
                                                  Ended          Ended           Ended
                                               October 31,     December 31,    December 31,
                                                   2000           1999            1998
                                               -----------     -----------     ------------
Global Corporate Leaders (Number of Shares)
Shares sold                                        426,731         284,800          417,735
Shares issued as reinvestments of dividends             --          78,562          459,871
Shares redeemed                                   (451,817)       (648,697)      (2,311,185)
                                               -----------     -----------     ------------
Net decrease in shares outstanding                 (25,086)       (285,335)      (1,433,579)
                                               ===========     ===========     ============
Global Corporate Leaders ($)
Shares sold                                    $ 4,872,027     $ 2,893,261     $  4,884,051
Shares issued as reinvestments of dividends             --         917,731        4,402,616
Shares redeemed                                 (5,203,040)     (6,684,363)     (27,606,682)
                                               -----------     -----------     ------------
Net decrease in shares outstanding             $  (331,013)    $(2,873,371)    $(18,320,015)
                                               ===========     ===========     ============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                           Class A Shares                        Class B Shares
                                  ---------------------------------     -------------------------------
                                                Year                                   Year
                                               Ended                                 Ended
                                             October 31,                           October 31,
                                  ---------------------------------     -------------------------------
                                       2000               1999               2000              1999
                                  ---------------     -------------     -------------     -------------
International Value
 (Number of Shares)
Shares sold                            83,175,007        37,389,180         9.796,492         8,274,008
Shares issued as reinvestments
 of dividends                           1,328,930         1,139,195           622,312           520,861
Shares redeemed                       (59,935,901)      (25,654,229)       (2,916,805)       (2,066,590)
                                  ---------------     -------------     -------------     -------------
Net increase in shares
 outstanding                           24,568,036        12,874,146         7,501,999         6,728,279
                                  ===============     =============     =============     =============
International Value ($)
Shares sold                       $ 1,354,284,766     $ 491,487,619     $ 157,186,306     $ 111,215,626
Shares issued as reinvestments
 of dividends                          21,993,188        13,398,457        10,213,421         6,044,049
Shares redeemed                      (975,073,293)     (331,576,463)      (46,780,828)      (26,329,963)
                                  ---------------     -------------     -------------     -------------
Net increase in shares
 outstanding                      $   401,204,661     $ 173,309,613     $ 120,618,899     $  90,929,712
                                  ===============     =============     =============     =============


                                          Class C Shares                      Class Q Shares
                                  -------------------------------     -----------------------------
                                               Year                                Year
                                              Ended                               Ended
                                            October 31,                         October 31,
                                  -------------------------------     -----------------------------
                                      2000              1999              2000             2000
                                  -------------     -------------     ------------     ------------
International Value
 (Number of Shares)
Shares sold                          19,178,129        12,104,834        1,548,084          913,289
Shares issued as reinvestments
 of dividends                           732,571           515,060               --               --
Shares redeemed                      (4,309,599)       (3,018,495)         (56,473)          (1,321)
                                  -------------     -------------     ------------     ------------
Net increase in shares
 outstanding                         15,601,101         9,601,399        1,491,611          911,968
                                  =============     =============     ============     ============
International Value ($)
Shares sold                       $ 307,905,636     $ 162,419,735     $ 24,545,939       13,989,768
Shares issued as reinvestments
 of dividends                        11,999,531         5,974,729               --               --
Shares redeemed                     (68,808,206)      (39,186,243)        (943,654)         (21,126)
                                  -------------     -------------     ------------     ------------
Net increase in shares
 outstanding                      $ 251,096,961     $ 129,208,221     $ 23,602,285     $ 13,968,642
                                  =============     =============     ============     ============


                                                  Class A Shares                  Class B Shares  Class C Shares
                                 ----------------------------------------------    -----------    --------------
                                  Ten Months           Year             Year        Ten Months     Ten Months
                                    Ended             Ended            Ended          Ended          Ended
                                 October 31,       December 31,     December 31,    October 31,    October 31,
                                     2000              1999             1998           2000          2000
                                 ------------     ------------     ------------     ---------       -------
International
 (Number of Shares)
Shares sold                         1,779,250          416,856        1,005,127        17,961         7,588
Shares issued as reinvestment
 of dividends                          81,693          329,564           58,468            --            --
Shares redeemed                    (1,009,539)        (933,028)        (970,855)      (10,781)           --
                                 ------------     ------------     ------------     ---------       -------
Net increase (decrease) in
 shares outstanding                   851,404         (186,608)          92,740         7,180         7,588
                                 ============     ============     ============     =========       =======
International ($)
Shares sold                      $ 22,592,548     $  5,619,698     $ 11,440,387     $ 206,897       $88,184
Shares issued as reinvestment
 of dividends                       1,011,365        4,382,040          669,485            --            --
Shares redeemed                   (13,336,314)     (12,165,686)     (10,843,052)     (125,052)           --
                                 ------------     ------------     ------------     ---------       -------
Net increase (decrease) in
 shares outstanding              $ 10,267,599     $ (2,163,948)    $  1,266,820     $  81,845       $88,184
                                 ============     ============     ============     =========       =======

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares
                           ----------------------------------------------------------------
                           Four Months          Year          Three Months         Year
                              Ended            Ended              Ended            Ended
                           October 31,        June 30,          June 30,         March 31,
                              2000              2000              1999             1999
                           ------------     -------------     ------------     ------------
International Core Growth
 (Number of Shares)
Shares sold                   1,609,319         5,045,863        1,699,541        4,111,884
Shares issued as
 reinvestment of
 dividends                       33,304                --            5,819
Shares redeemed              (1,446,511)       (4,770,319)      (2,264,636)      (3,641,067)
                           ------------     -------------     ------------     ------------
Net increase in
 shares outstanding             162,808           308,848         (565,095)         476,636
                           ============     =============     ============     ============
International Core
 Growth ($)
Shares sold                $ 35,660,867     $ 121,096,575     $ 30,866,314     $ 72,899,494
Shares issued as
 reinvestment of
 dividends                      740,357                --          109,877
Shares redeemed             (32,390,856)     (114,696,068)     (41,080,307)     (65,603,216)
                           ------------     -------------     ------------     ------------
Net increase in
 shares outstanding        $  3,270,011     $   7,140,864     $(10,213,993)    $  7,406,155
                           ============     =============     ============     ============


                                                   Class B Shares
                             ----------------------------------------------------------
                             Four Months         Year       Three Months        Year
                                Ended           Ended           Ended          Ended
                             October 31,       June 30,       June 30,       March 31,
                                 2000            2000           1999            1999
                             -----------     ------------     ---------     -----------
International Core Growth
 (Number of Shares)
Shares sold                      177,101          458,137        47,812         317,938
Shares issued as
 reinvestment of
 dividends                        30,801               --         2,484
Shares redeemed                 (165,362)        (215,896)      (33,706)       (168,120)
                             -----------     ------------     ---------     -----------
Net increase in
 shares outstanding               11,739          273,042        14,106         152,302
                             ===========     ============     =========     ===========
International Core
 Growth ($)
Shares sold                  $ 4,037,626     $ 11,335,788     $ 888,899     $ 5,553,372
Shares issued as
 reinvestment of
 dividends                       689,313               --        47,437
Shares redeemed               (3,765,765)      (5,138,991)     (610,199)     (2,893,130)
                             -----------     ------------     ---------     -----------
Net increase in
 shares outstanding          $   271,861     $  6,886,110     $ 278,700     $ 2,707,679
                             ===========     ============     =========     ===========


                                                    Class C Shares
                              -------------------------------------------------------------
                               Four Months         Year           3 Months          Year
                                  Ended            Ended           Ended           Ended
                               October 31,       June 30,         June 30,       March 31,
                                  2000             2000             1999            1999
                              ------------     ------------     -----------     -----------
International Core Growth
 (Number of Shares)
Shares sold                      1,025,108        1,618,402         113,784         455,651
Shares issued as
 reinvestment of
 dividends                          33,214               --           1,471
Shares redeemed                   (925,675)      (1,158,306)        (69,740)        (82,349)
                              ------------     ------------     -----------     -----------
Net increase (decrease) in
 shares outstanding                 99,433          493,310          44,044         374,773
                              ============     ============     ===========     ===========
International Core
 Growth ($)
Shares sold                   $ 23,241,494     $ 39,015,970     $ 2,117,597     $ 7,964,267
Shares issued as
 reinvestment of
 dividends                         745,659               --          28,148
Shares redeemed                (21,161,483)     (27,691,220)     (1,298,517)     (1,412,367)
                              ------------     ------------     -----------     -----------
Net increase (decrease) in
 shares outstanding           $  2,080,011     $ 12,070,409     $   819,080     $ 6,580,048
                              ============     ============     ===========     ===========


                                                   Class Q Shares
                              -------------------------------------------------------------
                              Four Months         Year         Three Months         Year
                                 Ended            Ended            Ended           Ended
                              October 31,       June 30,         June 30,        March 31,
                                  2000            2000             1999             1999
                              -----------     ------------     -----------     ------------
International Core Growth
 (Number of Shares)
Shares sold                       165,852          780,577          93,649          581,442
Shares issued as
 reinvestment of
 dividends                             --           24,738              --            1,463
Shares redeemed                  (193,498)        (615,038)       (228,977)         (67,954)
                              -----------     ------------     -----------     ------------
Net increase (decrease) in
 shares outstanding               (27,646)         190,277        (135,328)         514,951
                              ===========     ============     ===========     ============
International Core
 Growth ($)
Shares sold                   $ 3,896,070     $ 20,639,997     $ 1,771,267     $ 10,297,873
Shares issued as
 reinvestment of
 dividends                             --          572,187              --           31,169
Shares redeemed                (4,527,377)     (16,620,923)     (4,253,651)      (1,185,061)
                              -----------     ------------     -----------     ------------
Net increase (decrease) in
 shares outstanding           $  (631,307)    $  4,591,261     $(2,482,384)    $  9,143,981
                              ===========     ============     ===========     ============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                              Class A Shares
                                     ------------------------------------------------------------------
                                       Ten Months           Year         Three Months         Year
                                         Ended             Ended             Ended            Ended
                                      October 31,         June 30,         June 30,         March 31,
                                          2000              2000             1999             1999
                                     -------------     -------------     ------------     -------------
International SmallCap Growth
 (Number of Shares)
Shares sold                              7,284,746        18,367,774        1,367,921         4,953,991
Shares issued as reinvestment
 of dividends                                   --           169,910               --            41,096
Shares redeemed                         (6,508,231)      (13,311,135)        (997,179)       (4,370,199)
                                     -------------     -------------     ------------     -------------
Net increase in shares
 outstanding                               776,515         5,226,549          370,742           624,888
                                     =============     =============     ============     =============
International SmallCap Growth ($)
Shares sold                          $ 281,224,096     $ 753,445,372     $ 30,182,958     $ 101,529,799
Shares issued as reinvestment
 of dividends                                   --         5,544,302               --           811,876
Shares redeemed                       (252,360,434)     (552,362,495)     (22,024,759)      (90,418,518)
                                     -------------     -------------     ------------     -------------
Net increase in shares
 outstanding                         $  28,863,662     $ 206,627,179     $  8,158,199     $  11,923,157
                                     =============     =============     ============     =============


                                                             Class B Shares
                                     ---------------------------------------------------------------
                                      Ten Months          Year         Three Months        Year
                                         Ended            Ended           Ended           Ended
                                      October 31,       June 30,         June 30,       March 31,
                                         2000             2000             1999            1999
                                     ------------     -------------     -----------     ------------
International SmallCap Growth
 (Number of Shares)
Shares sold                               647,440         2,668,131          98,528          574,326
Shares issued as reinvestment
 of dividends                              85,395                --          21,611
Shares redeemed                          (364,779)         (465,407)        (55,682)        (472,298)
                                     ------------     -------------     -----------     ------------
Net increase in shares
 outstanding                              282,661         2,288,119          42,846          123,639
                                     ============     =============     ===========     ============
International SmallCap Growth ($)
Shares sold                          $ 27,240,137     $ 110,600,703     $ 2,333,350     $ 12,177,504
Shares issued as reinvestment
 of dividends                           2,953,812                --         452,596
Shares redeemed                       (15,204,196)      (20,315,971)     (1,302,925)      (9,959,007)
                                     ------------     -------------     -----------     ------------
Net increase in shares
 outstanding                         $ 12,035,941     $  93,238,544     $ 1,030,425     $  2,671,093
                                     ============     =============     ===========     ============


                                                             Class C Shares
                                     ---------------------------------------------------------------
                                      Ten Months          Year        Three Months        Year
                                         Ended            Ended           Ended          Ended
                                      October 31,       June 30,        June 30,       March 31,
                                         2000             2000            1999            1999
                                     ------------     -------------     -----------     ------------
International SmallCap Growth
 (Number of Shares)
Shares sold                             1,025,749         4,361,314         146,271          660,257
Shares issued as reinvestment
 of dividends                                  --            80,888              --           13,435
Shares redeemed                          (736,411)       (1,600,661)        (34,123)        (464,252)
                                     ------------     -------------     -----------     ------------
Net increase in shares
 outstanding                              289,338         2,841,541         112,148          209,440
                                     ============     =============     ===========     ============
International SmallCap Growth ($)
Shares sold                          $ 38,976,927     $ 174,228,168     $ 3,168,229     $ 12,933,840
Shares issued as reinvestment
 of dividends                                  --         2,568,991              --          258,146
Shares redeemed                       (28,136,442)      (63,584,070)       (740,072)      (9,055,952)
                                     ------------     -------------     -----------     ------------
Net increase in shares
 outstanding                         $ 10,840,485     $ 113,213,089     $ 2,428,157     $  4,136,034
                                     ============     =============     ===========     ============


                                                              Class Q Shares
                                     ----------------------------------------------------------------
                                      Ten Months           Year         Three Months        Year
                                         Ended            Ended            Ended            Ended
                                      October 31,        June 30,         June 30,        March 31,
                                         2000              2000             1999            1999
                                     ------------     -------------     ------------     ------------
International SmallCap Growth
 (Number of Shares)
Shares sold                             2,318,401         6,375,425          529,877        1,567,046
Shares issued as reinvestment
 of dividends                                  --           154,058               --           12,918
Shares redeemed                        (1,788,278)       (4,450,408)        (269,090)        (563,058)
                                     ------------     -------------     ------------     ------------
Net increase in shares
 outstanding                              530,123         2,079,075          260,787        1,016,906
                                     ============     =============     ============     ============
International SmallCap Growth ($)
Shares sold                          $ 95,855,054     $ 267,585,482     $ 12,505,725     $ 32,536,160
Shares issued as reinvestment
 of dividends                                  --         4,781,312               --          249,737
Shares redeemed                       (75,048,798)     (196,319,048)      (6,328,290)     (11,408,948)
                                     ------------     -------------     ------------     ------------
Net increase in shares
 outstanding                         $ 20,806,256     $  76,047,746     $  6,177,435     $ 21,376,949
                                     ============     =============     ============     ============


                                       Class A Shares                  Class B Shares                    Class C Shares
                                 ---------------------------     -----------------------------     -----------------------------
                                            Year                            Year                               Year
                                            Ended                           Ended                              Ended
                                         October 31,                     October 31,                        October 31,
                                 ---------------------------     -----------------------------     -----------------------------
                                     2000            1999           2000            1999              2000             1999
                                 -----------     -----------     -----------     -------------     -----------     -------------
Emerging Markets Value
 (Number of Shares)
Shares sold                          113,319         655,250         110,879         8,274,008          83,040        12,104,834
Shares issued as reinvestment
 of dividends                         30,132           4,477          11,603           520,861          23,727           515,060
Shares redeemed                     (569,672)       (286,580)        (80,104)       (2,066,590)       (297,693)       (3,018,495)
                                 -----------     -----------     -----------     -------------     -----------     -------------
Net increase (decrease) in
 shares outstanding                 (426,221)        373,147          42,378         6,728,279        (190,926)        9,601,399
                                 ===========     ===========     ===========     =============     ===========     =============
Emerging Markets Value ($)
Shares sold                      $ 1,315,229     $ 5,675,647     $ 1,283,093     $ 111,215,626     $   995,277     $ 162,419,735
Shares issued as reinvestment
 of dividends                        357,971          33,577         137,491         6,044,049         279,747         5,974,729
Shares redeemed                   (6,439,155)     (2,642,410)       (913,790)      (26,329,963)     (3,443,514)      (39,186,243)
                                 -----------     -----------     -----------     -------------     -----------     -------------
Net increase (decrease) in
 shares outstanding              $(4,765,955)    $ 3,066,814     $   506,794     $  90,929,712     $(2,168,490)    $ 129,208,221
                                 ===========     ===========     ===========     =============     ===========     =============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------


                                                         Class A Shares
                                 ----------------------------------------------------------------
                                 Four Months          Year          Three Months         Year
                                    Ended            Ended              Ended           Ended
                                 October 31,        June 30,          June 30,        March 31,
                                     2000             2000              1999             1999
                                 ------------     -------------     ------------     ------------
Emerging Countries
 (Number of Shares)
Shares sold                         2,018,292         7,123,710        1,064,600        3,262,352
Shares issued as reinvestment
 of dividends                              --                --               --           17,479
Shares redeemed                    (2,106,144)       (6,583,130)      (1,382,928)      (3,852,081)
                                 ------------     -------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                   (87,852)          540,580         (318,328)        (572,250)
                                 ============     =============     ============     ============
Emerging Countries ($)
Shares sold                      $ 37,136,028     $ 142,495,750     $ 16,015,629     $ 45,426,994
Shares issued as reinvestment
 of dividends                              --                --               --          277,913
Shares redeemed                   (39,399,667)     (131,430,829)     (20,693,691)     (51,942,286)
                                 ------------     -------------     ------------     ------------
Net increase (decrease) in
 shares outstanding              $ (2,263,639)    $  11,064,921     $ (4,678,062)    $ (6,237,379)
                                 ============     =============     ============     ============


                                                        Class B Shares
                                 ------------------------------------------------------------
                                 Four Months         Year        Three Months         Year
                                    Ended           Ended            Ended            Ended
                                 October 31,       June 30,        June 30,         March 31,
                                     2000            2000            1999             1999
                                 -----------     -----------     -----------     ------------
Emerging Countries
 (Number of Shares)
Shares sold                           72,083         261,876          82,535          382,174
Shares issued as reinvestment
 of dividends                             --              --              --            7,286
Shares redeemed                     (181,835)       (320,122)       (168,473)        (951,609)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding                 (109,752)        (58,246)        (85,938)        (562,149)
                                 ===========     ===========     ===========     ============
Emerging Countries ($)
Shares sold                      $ 1,296,696     $ 5,287,628     $ 1,322,669     $  5,698,657
Shares issued as reinvestment
 of dividends                             --              --              --          118,138
Shares redeemed                   (3,310,448)     (6,237,718)     (2,572,889)     (12,756,398)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding              $(2,013,752)    $  (950,090)    $(1,250,220)    $ (6,939,603)
                                 ===========     ===========     ===========     ============


                                                       Class C Shares
                                 ------------------------------------------------------------
                                 Four Months         Year        Three Months        Year
                                    Ended           Ended           Ended           Ended
                                  October 31,       June 30,        June 30,       March 31,
                                     2000            2000            1999            1999
                                 -----------     -----------     -----------     ------------
Emerging Countries
 (Number of Shares)
Shares sold                           80,835         395,139         116,572          521,678
Shares issued as reinvestment
 of dividends                             --              --              --            5,264
Shares redeemed                     (174,804)       (363,300)        (99,525)      (1,239,995)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding                  (93,969)         31,839          17,047         (713,053)
                                 ===========     ===========     ===========     ============
Emerging Countries ($)
Shares sold                      $ 1,412,550     $ 7,854,682     $ 1,744,612     $  7,326,720
Shares issued as reinvestment
 of dividends                             --              --              --           82,205
Shares redeemed                   (3,092,478)     (6,755,539)     (1,481,896)     (16,381,157)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding              $(1,679,928)    $ 1,099,143     $   262,716     $ (8,972,232)
                                 ===========     ===========     ===========     ============


                                                       Class Q Shares
                                 ---------------------------------------------------------------
                                 Four Months         Year         Three Months         Year
                                    Ended            Ended            Ended            Ended
                                  October 31,       June 30,         June 30,         March 31,
                                     2000            2000             1999             1999
                                 ------------     ------------     ------------     ------------
Emerging Countries
 (Number of Shares)
Shares sold                         1,364,617        4,383,749        1,208,239        4,616,946
Shares issued as reinvestment
 of dividends                              --               --               --           36,438
Shares redeemed                    (1,825,785)      (3,235,471)        (459,541)      (3,431,547)
                                 ------------     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                  (461,168)       1,148,278          748,698        1,221,837
                                 ============     ============     ============     ============
Emerging Countries ($)
Shares sold                      $ 26,686,067     $ 94,747,678     $ 19,053,123     $ 65,385,070
Shares issued as reinvestment
 of dividends                              --               --               --          593,577
Shares redeemed                   (34,329,659)     (67,344,187)      (7,234,180)     (45,346,860)
                                 ------------     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding              $ (7,643,592)    $ 27,403,491      (11,818,943)    $ 20,631,787
                                 ============     ============     ============     ============

                                                         Class A Shares
                                                 ------------------------------
                                                   Ten Months          Year
                                                      Ended           Ended
                                                   October 31,      December 31,
                                                      2000             1999
                                                 -------------     ------------
Worldwide Emerging Markets
 (Number of Shares)
Shares sold                                         14,046,296        9,845,634
Shares issued as reinvestment of dividends                  --           29,543
Shares redeemed                                    (15,189,999)      (8,770,026)
                                                 -------------     ------------
Net increase (decrease) in shares outstanding       (1,143,703)       1,105,151
                                                 =============     ============
Worldwide Emerging Markets ($)
Shares sold                                      $ 217,321,414     $ 99,235,547
Shares issued as reinvestment of dividends                  --          268,725
Shares redeemed                                   (233,409,624)     (78,005,927)
                                                 -------------     ------------
Net increase (decrease) in shares outstanding    $ (16,088,210)    $ 21,498,345
                                                 =============     ============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                                Class A Shares
                                                 ------------
                                                  Ten Months
                                                     Ended
                                                  October 31,
                                                     2000
                                                 ------------
Global Technology
 (Number of Shares)
Shares sold                                         1,296,778
Shares issued as reinvestment of dividends                 --
Shares redeemed                                      (176,126)
                                                 ------------
Net increase in shares outstanding                  1,120,652
                                                 ============
Global Technology ($)
Shares sold                                      $ 14,993,431
Shares issued as reinvestment of dividends                 --
Shares redeemed                                    (1,908,595)
                                                 ------------
Net increase in shares outstanding               $ 13,084,836
                                                 ============


                                                 Class A Shares
                                 ----------------------------------------------
                                  Four Months         Year             Year
                                     Ended            Ended           Ended
                                  October 31,       June 30,         June 30,
                                     2000             2000             1999
                                 ------------     ------------    -------------
Asia-Pacific Equity
 (Number of Shares)
Shares sold                         2,793,903        9,625,972       25,333,718
Shares issued as reinvestment
 of dividends                              --               --               --
Shares redeemed                    (2,717,440)     (10,000,540)     (25,985,521)
                                 ------------     ------------    -------------
Net increase (decrease) in
 shares outstanding                    76,463         (374,568)        (651,803)
                                 ============     ============    =============
Asia-Pacific Equity ($)
Shares sold                      $ 17,553,287     $ 71,934,635    $ 120,602,739
Shares issued as reinvestment
 of dividends                              --               --               --
Shares redeemed                   (17,612,355)     (75,845,503)    (124,586,962)
                                 ------------     ------------    -------------
Net increase (decrease) in
 shares outstanding              $    (59,068)    $ (3,910,868)   $  (3,984,223)
                                 ============     ============    =============


                                               Class B Shares                                  Class M Shares
                                 ---------------------------------------------    ---------------------------------------------
                                 Four Months         Year             Year         Four Months         Year            Year
                                    Ended            Ended            Ended           Ended           Ended           Ended
                                 October 31,       June 30,         June 30,       October 31,       June 30,        June 30,
                                     2000            1999             1999             2000            1999            1999
                                 -----------     ------------     ------------     -----------     ------------     -----------
Asia-Pacific Equity
 (Number of Shares)
Shares sold                          286,379        2,243,981        2,652,841         263,666        2,025,542         692,204
Shares issued as reinvestment
 of dividends                             --               --               --              --               --              --
Shares redeemed                     (441,432)      (2,335,887)      (2,886,015)       (237,827)      (2,226,145)       (927,629)
                                 -----------     ------------     ------------     -----------     ------------     -----------
Net increase (decrease) in
 shares outstanding                 (155,053)         (91,906)        (233,174)         25,839         (200,603)       (235,425)
                                 ===========     ============     ============     ===========     ============     ===========
Asia-Pacific Equity ($)
Shares sold                      $ 1,779,638     $ 16,295,675     $ 13,490,585     $ 1,270,633     $ 15,526,895     $ 3,734,225
Shares issued as reinvestment
 of dividends                             --               --               --              --               --              --
Shares redeemed                   (2,748,440)     (17,125,978)     (14,427,377)     (1,278,324)     (17,704,044)     (4,867,780)
                                 -----------     ------------     ------------     -----------     ------------     -----------
Net increase (decrease) in
 shares outstanding              $  (968,802)    $   (830,303)    $   (936,792)    $    (7,691)    $ (2,177,149)    $(1,133,555)
                                 ===========     ============     ============     ===========     ============     ===========


                                                              Class A Shares
                                              ----------------------------------------------
                                               Ten Months          Year            Year
                                                 Ended            Ended            Ended
                                              October 31,       December 31,    December 31,
                                                  2000             1999             1998
                                              ------------     ------------     ------------
SmallCap Asia Growth
 (Number of Shares)
Shares sold                                      3,364,111        4,713,297        6,328,082
Shares issued as reinvestment of dividends              --               --               --
Shares redeemed                                 (4,161,853)      (6,319,697)      (5,043,321)
                                              ------------     ------------     ------------
Net decrease in shares outstanding                (797,742)      (1,606,400)       1,284,761
                                              ============     ============     ============
SmallCap Asia Growth ($)
Shares sold                                   $ 26,449,435     $ 33,047,205     $ 37,640,881
Shares issued as reinvestment of dividends              --               --               --
Shares redeemed                                (33,021,682)     (41,720,654)     (30,186,041)
                                              ------------     ------------     ------------
Net decrease in shares outstanding            $ (6,572,247)    $ (8,673,449)    $  7,454,840
                                              ============     ============     ============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                Class A Shares
                                                 ----------------------------------------------
                                                  Ten Months          Year             Year
                                                    Ended            Ended            Ended
                                                 October 31,      December 31,     December 31,
                                                     2000             1999             1998
                                                 ------------     ------------     ------------
Troika Dialog Russia
 (Number of Shares)
Shares sold                                         6,948,006        9,870,288        6,682,804
Shares issued as reinvestment of dividends                 --          146,380          893,025
Shares redeemed                                    (8,205,646)      (8,524,306)      (8,192,746)
                                                 ------------     ------------     ------------
Net increase (decrease) in shares outstanding      (1,257,640)       1,492,362         (616,917)
                                                 ============     ============     ============
Troika Dialog Russia ($)
Shares sold                                      $ 54,557,755     $ 43,183,175     $ 46,991,263
Shares issued as reinvestment of dividends                 --          554,533        2,202,785
Redemption fee proceeds                               390,342          167,637          367,463
Shares redeemed                                   (63,131,621)     (36,262,949)     (62,258,817)
                                                 ------------     ------------     ------------
Net increase (decrease) in shares outstanding    $ (8,183,524)    $  7,642,396     $(12,697,306)
                                                 ============     ============     ============


                                                                Class A Shares
                                                 ----------------------------------------------
                                                  Ten Months          Year             Year
                                                    Ended            Ended            Ended
                                                 October 31,      December 31,     December 31,
                                                     2000             1999             1998
                                                 ------------     ------------     ------------
Gold
 (Number of Shares)
Shares sold                                         5,296,727       10,050,258       15,653,921
Shares issued as reinvestment of dividends              5,467        6,190,600           15,753
Shares redeemed                                    (9,603,010)     (10,982,141)     (15,516,610)
                                                 ------------     ------------     ------------
Net increase (decrease) in shares outstanding      (4,300,816)       5,258,717          153,064
                                                 ============     ============     ============
Gold ($)
Shares sold                                      $ 15,323,872     $ 31,794,471     $ 51,873,043
Shares issued as reinvestment of dividends             13,994       17,841,616           46,630
Shares redeemed                                   (27,268,213)     (34,746,635)     (51,899,941)
                                                 ------------     ------------     ------------
Net increase (decrease) in shares outstanding    $(11,930,347)    $ 14,889,452     $     19,732
                                                 ============     ============     ============


                                                            Class A Shares
                                              --------------------------------------------
                                               Ten Months         Year            Year
                                                 Ended           Ended           Ended
                                              October 31,     December 31,    December 31,
                                                  2000            1999            1998
                                              -----------     -----------     ------------
Silver
 (Number of Shares)
Shares sold                                       984,009       2,363,039        2,505,470
Shares issued as reinvestment of dividends         24,103          19,980               --
Shares redeemed                                (2,731,043)     (3,155,876)      (3,855,059)
                                              -----------     -----------     ------------
Net decrease in shares outstanding             (1,722,931)       (772,857)      (1,349,589)
                                              ===========     ===========     ============
Silver ($)
Shares sold                                   $ 2,661,034     $ 6,914,213     $  7,289,065
Shares issued as reinvestment of dividends         59,054          58,564               --
Shares redeemed                                (7,200,933)     (9,032,468      (10,893,893)
                                              -----------     -----------     ------------
Net decrease in shares outstanding            $(4,480,845)    $(2,059,691)    $ (3,604,828)
                                              ===========     ===========     ============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------


                                                                 Class A Shares                  Class C Shares
                                                 ----------------------------------------------  --------------
                                                   Ten Months         Year             Year        10 months
                                                     Ended           Ended            Ended         Ended
                                                  October 31,     December 31,     December 31,   October 31
                                                      2000            1999             1998          2000
                                                 ------------     ------------     ------------     ------
Global Income
 (Number of Shares)
Shares sold                                           643,969          988,458        2,299,211        290
Shares issued as reinvestment of dividends             59,047          271,656          270,497         --
Shares redeemed                                    (2,362,163)      (1,417,988)      (1,263,118)        --
                                                 ------------     ------------     ------------     ------
Net increase (decrease) in shares outstanding      (1,659,147)        (157,874)       1,306,590        290
                                                 ============     ============     ============     ======
Global Income ($)
Shares sold                                      $  5,882,011     $  9,855,762     $ 24,156,657     $2,869
Shares issued as reinvestment of dividends            548,207        2,637,633        3,013,322         --
Shares redeemed                                   (21,582,756)     (14,123,581)     (13,368,656)        --
                                                 ------------     ------------     ------------     ------
Net increase (decrease) in shares outstanding    $(15,152,538)    $ (1,630,186)    $ 13,801,323     $2,869
                                                 ============     ============     ============     ======

-------
Pilgrim
Funds
--------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 11 -- CHANGE IN FUND'S YEAR-END

Effective October 31, 2000 Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries and Asia-Pacific Equity changed their fiscal year-end from June 30 to October 31. Effective October 31, 2000, Global Corporate Leaders, International, Worldwide Emerging Markets, Global Technology, SmallCap Asia Growth, Troika Dialog Russia, Gold, Silver and Global Income changed their fiscal year-end from December 31 to October 31. This change was done to facilitate the administration of the Funds.

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.


                                                                                  Initial                       Percent
                                                                                Acquisition                     of Net
Fund                             Security                          Shares           Date           Value        Assets
----                             --------                          ------           ----           -----        ------
SmallCap Asia Growth     Asia World Online                         124,700        12/15/99      $   48,175        1.04%
Troika Dialog Russia     Alfa Cement                                38,000         3/25/97             573        0.00
                         Aviastar                               65,000,000         6/25/97          42,193        0.08
                         Bashinformsvyaz                         6,831,400          6/9/97         437,292        0.82
                         Chelyaben Pfd                             450,000         2/26/97           3,150        0.01
                         Chelyabinskvyazinform                      24,610         12/9/96         553,725        1.03
                         Moscow RegionElectrosvyaz                   1,100        10/11/00         220,000        0.41
                         Gostinny Dvor                               7,000         10/6/97             313        0.00
                         Irkutskelektrosviaz                       270,000         2/17/97         143,100        0.27
                         Komienergo                              5,500,000          8/5/97              21        0.00
                         Komitek Oil Co.                                21          7/9/97               9        0.00
                         Krasnoyarskelectrosviaz                    46,000          7/2/97          82,800        0.15
                         Lensvyaz                                    9,500         2/14/97          57,950        0.11
                         Megionneftegaz                             96,982         2/14/97         242,455        0.45
                         Moscow City Telephone Network Pfd         189,500         8/16/97         255,825        0.48
                         Novosibirsk Telephone                      20,383         7/17/97         224,213        0.42
                         Novosibirskelectrosvyaz                    20,000         4/29/97          29,000        0.05
                         Permenergo Pfd                             24,600         8/15/97           7,704        0.01
                         Purneftegaz                                26,070         8/15/00          59,961        0.11
                         Rostov Region Electrosvyaz                238,125         1/27/00         228,600        0.43
                         Sakhalinmorneftegaz                       180,300         8/16/00         766,275        1.43
                         Samarasvyazinform Pfd                       9,300        11/20/96          88,350        0.16
                         Samarasvyazinform                          28,000          8/1/96       1,008,000        1.88
                         Samson                                     23,800          7/9/97             168        0.00
                         Smolensksvyazinform Pfd                   100,000          8/6/97           2,610        0.01
                         St Petersburg Telephone Pfd               110,000         10/3/97          20,900        0.04
                         St Petersburg Telephone                   350,000         2/17/97         175,000        0.33
                         Sverdlovskenergo                        1,335,000         6/18/96          54,735        0.10
                         Trade House Gum                           235,000         2/16/00         340,750        0.64
                         Trade House Gum ADR                        10,000         2/16/00          29,000        0.05
                         Transneft Pfd                               1,800         7/27/97             185        0.00
                         Tyumentelecom                             214,000          3/5/97         139,100        0.26
                         Tyumentelecom Ffd                         279,099          2/6/97          27,910        0.05
                         Udmurtneft Pfd                              4,000         1/20/97          80,000        0.15
                         Uralsvyazinform                        10,000,000          8/8/97         113,000        0.21
                         Uralsvyazinform ADR                        42,500         6/17/97         104,588        0.19
                         Uraltelecom                                 5,000         6/17/97          23,846        0.04
                                                                                                ----------       -----
                                                                                                $5,563,301       10.37%
                                                                                                ==========       =====

-------
Pilgrim
Funds
--------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 13 -- FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 2000 FOR THE PILGRIM INTERNATIONAL VALUE FUND.

 Currency                                 In                            Net
    to                 Settlement      Exchange                      Unrealized
 Purchase                 Date            For          Value$       Depreciation
 --------                 ----            ---          ------       ------------
British Pound                             USD
 GBP 3,131,226           11/1/00       4,498,318      4,543,249     $   44,931
 GBP 1,709,917           11/2/00       2,453,560      2,481,002         27,442
 GBP 3,633,747           11/2/00       5,214,064      5,272,382         58,318

Japanese Yen
 JP4 2,940,951,000      11/10/00      27,313,219     26,952,765       (360,454)

Swiss Francs
 CHF 4,694,527           11/1/00       2,598,688      2,611,554         12,864
 CHF 6,711,447           11/2/00       3,718,562      3,733,560         14,998
                                                                    ----------
                                                                    $ (201,901)
                                                                    ----------

NOTE 14 -- Foreign Taxes Withheld

For the period ended October 31, 2000, the Funds had foreign taxes withheld which have been deducted from dividend income:

Worldwide Growth(1)                       $ 100,499
Global Corporate Leaders(2)                  14,581
International Value(3)                    5,170,145
International(2)                             39,256
International Core Growth(1)                     --
International SmallCap Growth(1)            101,407
Emerging Markets Value(3)                    49,432
Emerging Countries(1)                        56,592
Worldwide Emerging Markets(2)                94,237
Global Technology(2)                          4,325
Asia-Pacific Equity(1)                       15,944
SmallCap Asia Growth(2)                      11,503
Troika(2)                                     7,123
Gold(2)                                      31,502
Silver(2)                                     7,763
Global Income(2)                                 --

----------
(1)  For the period July 1, 2000 thru October 31, 2000
(2)  For the period January 1, 2000 thru October 31, 2000
(3)  For the year ended October 31, 2000

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 15 -- SUBSEQUENT EVENTS

Subsequent to October 31, 2000, the following Funds declared dividends of:

                                           Per Share
Fund Name                        Type       Amount          Payable Date          Record Date
---------                        ----       ------          ------------          -----------
Worldwide Growth
  Class A                        STCG       $ 0.8196     November 20, 2000     November 15, 2000
  Class B                        STCG       $ 0.9178     November 20, 2000     November 15, 2000
  Class C                        STCG       $ 0.8161     November 20, 2000     November 15, 2000
  Class Q                        STCG       $ 0.9444     November 20, 2000     November 15, 2000

  Class A                        LTCG       $ 0.2542     November 20, 2000     November 15, 2000
  Class B                        LTCG       $ 0.2846     November 20, 2000     November 15, 2000
  Class C                        LTCG       $ 0.2531     November 20, 2000     November 15, 2000
  Class Q                        LTCG       $ 0.2929     November 20, 2000     November 15, 2000

International Core Growth
  Class A                        STCG       $ 0.1544     November 20, 2000     November 15, 2000
  Class B                        STCG       $ 0.1540     November 20, 2000     November 15, 2000
  Class C                        STCG       $ 0.1546     November 20, 2000     November 15, 2000
  Class Q                        STCG       $ 0.1606     November 20, 2000     November 15, 2000

  Class A                        LTCG       $ 0.8903     November 20, 2000     November 15, 2000
  Class B                        LTCG       $ 0.8881     November 20, 2000     November 15, 2000
  Class C                        LTCG       $ 0.8915     November 20, 2000     November 15, 2000
  Class Q                        LTCG       $ 0.9529     November 20, 2000     November 15, 2000

  Class A                         NII       $ 0.4099     November 20, 2000     November 15, 2000
  Class B                         NII       $ 0.3146     November 20, 2000     November 15, 2000
  Class C                         NII       $ 0.3320     November 20, 2000     November 15, 2000
  Class Q                         NII       $ 0.4177     November 20, 2000     November 15, 2000

International SmallCap Growth
  Class A                        STCG       $ 0.9984     November 20, 2000     November 15, 2000
  Class B                        STCG       $ 1.0530     November 20, 2000     November 15, 2000
  Class C                        STCG       $ 0.9665     November 20, 2000     November 15, 2000
  Class Q                        STCG       $ 1.0572     November 20, 2000     November 15, 2000

  Class A                        LTCG       $ 1.4849     November 20, 2000     November 15, 2000
  Class B                        LTCG       $ 1.5661     November 20, 2000     November 15, 2000
  Class C                        LTCG       $ 1.4375     November 20, 2000     November 15, 2000
  Class Q                        LTCG       $ 1.5724     November 20, 2000     November 15, 2000

  Class A                         NII       $ 0.2335     November 20, 2000     November 15, 2000
  Class B                         NII       $ 0.0716     November 20, 2000     November 15, 2000
  Class C                         NII       $ 0.0916     November 20, 2000     November 15, 2000
  Class Q                         NII       $ 0.2461     November 20, 2000     November 15, 2000

Asia Pacific Equity
  Class A                         NII       $ 0.0932     November 20, 2000     November 15, 2000
  Class B                         NII       $ 0.0523     November 20, 2000     November 15, 2000
  Class C                         NII       $ 0.0854     November 20, 2000     November 15, 2000

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                       Per Share
Fund Name                    Type       Amount          Payable Date          Record Date
---------                    ----       ------          ------------          -----------
International Value
  All Classes                STCG       $ 0.5311     November 20, 2000     November 15, 2000
  All Classes                LTCG       $ 1.3496     November 20, 2000     November 15, 2000

  Class A                     NII       $ 0.1419     November 20, 2000     November 15, 2000
  Class B                     NII       $ 0.0278     November 20, 2000     November 15, 2000
  Class C                     NII       $ 0.0366     November 20, 2000     November 15, 2000
  Class Q                     NII       $ 0.1446     November 20, 2000     November 15, 2000

Emerging Markets Value
  All Classes                STCG       $ 0.9118     November 20, 2000     November 15, 2000
  All Classes                LTCG       $ 1.5850     November 20, 2000     November 15, 2000

  Class A                     NII       $ 0.1568     November 20, 2000     November 15, 2000
  Class B                     NII       $ 0.0935     November 20, 2000     November 15, 2000
  Class C                     NII       $ 0.0842     November 20, 2000     November 15, 2000

 Global Corporate Leaders
  All Classes                STCG       $ 0.0738     November 20, 2000     November 15, 2000
  All Classes                LTCG       $ 0.9588     November 20, 2000     November 15, 2000

International
  All Classes                STCG       $ 0.4583     November 20, 2000     November 15, 2000
  All Classes                LTCG       $ 0.4764     November 20, 2000     November 15, 2000

Gold
  All Classes                 NII       $ 0.0034     November 20, 2000     November 15, 2000

Silver
  All Classes                 NII       $ 0.0262     November 20, 2000     November 15, 2000

NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

On November 29, 2000, a proxy statement was filed with the Securities and Exchange Commission ("SEC") for the reorganization of Global Corporate Leaders into Worldwide Growth. On November 30, 2000, a proxy statement was filed with the SEC for the reorganization of Silver into Gold. On December 1, 2000, a proxy statement was filed with the SEC for the reorganization of Global Income into Strategic Income. On December 4, 2000, a proxy statement was filed with the SEC for the reorganization of Emerging Markets Value and Worldwide Emerging Markets into Emerging Countries. On December 13, 2000 a proxy statement was filed with the SEC for the reorganization of SmallCap Asia Growth into Asia-Pacific Equity. On December 15, 2000 a proxy was filed with the SEC for the reorganization of Global Technology into ING Global Information Technology Fund. Upon approval, proxy statements will be mailed to the shareholders.

On November 3, 2000, ING Pilgrim Investments, Inc. notified HSBC Asset Management (America) Inc. and HSBC Asset Management (Hong Kong) Limited (collectively, HSBC) of its intention to terminate HSBC as sub-advisor to the Asia-Pacific Equity fund effective January 1, 2001. Beginning January 2, 2001, ING Pilgrim Investments, Inc. will advise the Fund directly.

On November 3, 2000, ING Pilgrim Investments, Inc. notified Troika Dialog Asset Management ("Troika") of its intention to terminate Troika as sub-advisor to the Troika Dialog Asset Management Fund effective January 1, 2001. Beginning January 2, 2001, ING Pilgrim Investments, Inc. will advise the Fund directly.

On November 3, 2000, Insinger Asset Management (Asia), Inc. notified ING Pilgrim Investments, Inc. of its intention to terminate its sub-advisor relationship with SmallCap Asia Fund effective January 1, 2001. Beginning January 2, 2001, ING Pilgrim Investment, Inc. will advise the Fund directly.

Pilgrim
Worldwide
Growth Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS: 89.79%
                  BERMUDA: 0.54%
   101,050   @    Tycom Ltd. ADR                                      $3,385,175
                                                                      ----------
                  Total Bermuda                                        3,385,175
                                                                      ----------
                  BRAZIL: 0.48%
    72,711        Tele Norte Leste Participacoes SA ADR                1,608,731
    19,300        Telecomunicacoes Brasileiras SA ADR                  1,413,725
                                                                      ----------
                  Total Brazil                                         3,022,456
                                                                      ----------
                  CANADA: 4.89%
   117,450        Abitibi-Consolidated Inc.                            1,027,687
    67,000        Alberta Energy Co., Ltd.                             2,467,267
   138,800   @    Anderson Exploration Ltd.                            2,544,288
    18,400   @    Ballard Power Systems, Inc.                          1,978,000
   125,800   @    Biovail Corp.                                        5,291,463
   145,500        Bombardier Inc.                                      2,281,326
    28,500   @    C-Mac Industries Inc.                                1,581,750
    66,700   @    Celestica Inc.                                       4,750,874
    13,500        Magna Int'l, Inc.                                      603,633
   155,400        Nortel Networks Corp.                                7,070,700
    46,400   @    Precision Drilling Corp.                             1,328,200
                                                                      ----------
                  Total Canada                                        30,925,188
                                                                      ----------
                  CHINA: 0.37%
10,700,000        PetroChina Co., Ltd.                                 2,250,032
     5,000        PetroChina Co., Ltd. ADR                               105,938
                                                                      ----------
                  Total China                                          2,355,970
                                                                      ----------
                  DENMARK: 0.55%
    16,300        Novo-Nordisk A/S                                     3,457,210
                                                                      ----------
                  Total Denmark                                        3,457,210
                                                                      ----------
                  FINLAND: 0.40%
    45,100        Elisa Communications OYJ                             1,251,494
    29,250        Nokia OYJ ADR                                        1,250,437
                                                                      ----------
                  Total Finland                                        2,501,931
                                                                      ----------
                  FRANCE: 5.35%
    48,300        Accor SA                                             1,955,099
    44,000        Alcatel SA                                           2,684,632
    44,100        Aventis SA                                           3,180,978
     8,900        Groupe Danone                                        1,244,659
    30,700        France Telecom                                       3,209,610
    98,300        Sanofi-Synthelabo SA                                 5,171,880
    33,700        Schneider Electric SA                                2,194,884
    76,700        STMicroelectronics NV ADR                            3,983,606
    84,000        Societe Television Francaise                         4,583,460
    21,370        Total Fina Elf SA                                    3,057,492
    67,800   @    Vivendi Environnement                                2,531,545
                                                                      ----------
                  Total France                                        33,797,845
                                                                      ----------
                  GERMANY: 1.04%
    71,500        Dresdner Bank AG                                     2,979,139
    52,800        E.ON AG                                              2,682,989
    21,500        Intershop Communications                               930,490
                                                                      ----------
                  Total Germany                                        6,592,618
                                                                      ----------
                  GREECE: 0.44%
    74,600        Alpha Bank SA                                        2,757,232
                                                                      ----------
                  Total Greece                                         2,757,232
                                                                      ----------
                  HONG KONG: 1.22%
   330,000        Cheung Kong (Holdings)                               3,649,506
   325,800   @    Hutchison Whampoa                                    4,052,135
                                                                      ----------
                  Total Hong Kong                                      7,701,641
                                                                      ----------
                  IRELAND: 0.92%
   237,500        Allied Irish Banks PLC                               2,418,511
    64,900   @    Elan Corp PLC ADR                                    3,370,744
                                                                      ----------
                  Total Ireland                                        5,789,255
                                                                      ----------
                  ISRAEL: 0.75%
    80,500        Teva Pharmaceutical Industries ADR                   4,759,563
                                                                      ----------
                  Total Israel                                         4,759,563
                                                                      ----------
                  ITALY: 1.69%
   279,600        Alleanza Assicurazioni SpA                           3,708,509
   346,400        Edison SpA                                           3,262,902
   284,600        Riunione Adriatica di Sicurta SpA                    3,736,186
                                                                      ----------
                  Total Italy                                         10,707,597
                                                                      ----------

                  JAPAN: 6.37%
    90,000        Daikin Industries                                    1,740,366
    40,600        Fanuc                                                3,646,428
   118,000        Fujitsu Ltd.                                         2,102,296
    15,600   @    Itochu Techno Science                                3,708,601
    48,000        Konami Co.                                           4,047,106
   185,000        Mitsui Fudosan                                       2,241,397
    25,100        Murata Manufacturing Co., Ltd.                       3,004,225
    88,000        NEC Corp.                                            1,677,496
   198,000        Nippon Sheet Glass                                   3,012,235
       131        Nippon Telegraph & Telephone Corp.                   1,192,164
   119,000        Nomura Securities Co., Ltd.                          2,524,722
        89        NTT Docomo Inc.                                      2,194,107
   104,000        Pioneer Corp.                                        3,221,555
   398,000        Sanyo Electric Co., Ltd.                             3,027,448
    36,700        Sony Corp.                                           2,932,906
                                                                      ----------
                  Total Japan                                         40,273,052
                                                                      ----------
                  MEXICO: 0.14%
    16,200        Telefonos de Mexico SA ADR                             873,787
                                                                      ----------
                  Total Mexico                                           873,787
                                                                      ----------
                  NETHERLANDS: 3.10%
   116,800        Koninklijke Ahold NV                                 3,392,758
    45,200        Akzo Nobel NV                                        2,057,839
    54,050   @    ASM Lithography Holding NV ADR                       1,503,266
    58,865        Konnklijke Phillips Electronics ADR                  2,350,921
    53,400        Numico NV                                            2,496,871
    36,700   @    Qiagen NV                                            1,572,753
    52,600        Royal Dutch Petroleum Co.                            3,119,637
    61,700        Unilever NV                                          3,094,396
                                                                      ----------
                  Total Netherlands                                   19,588,441
                                                                      ----------
                  PORTUGAL: 0.77%
   548,800        Portugal Telecom                                     4,889,975
                                                                      ----------
                  Total Portugal                                       4,889,975
                                                                      ----------
                  SINGAPORE: 0.84%
    97,000        Flextronics
                  International                                        3,686,000
   162,000        Singapore Airlines Ltd.                              1,623,413
                                                                      ----------
                  Total Singapore                                      5,309,413
                                                                      ----------
                  SOUTH KOREA: 0.23%
    64,720        Korea Electric Power Corp.                           1,445,176
                                                                      ----------
                  Total South Korea                                    1,445,176
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------

                  SPAIN: 1.32%
   183,000        Altadis SA                                         $ 2,740,937
   332,600        Banco Santander Central Hispano SA                   3,223,232
   145,700        Endesa SA                                            2,373,908
       501        Telefonica SA ADR                                       29,027
                                                                     -----------
                  Total Spain                                          8,367,104
                                                                     -----------
                  SWEDEN: 1.34%
   131,000        Telefonaktiebolaget LM Ericsson ADR                  1,817,625
   303,900        Nordic Baltic Holding AB                             2,281,006
   278,100        Svenska Handelsbanken                                4,369,535
                                                                     -----------
                  Total Sweden                                         8,468,166
                                                                     -----------
                  SWITZERLAND: 1.37%
     1,600        Nestle SA                                            3,315,531
    17,200        UBS AG                                               2,382,510
     6,100        Zurich Financial Services AG                         2,952,270
                                                                     -----------
                  Total Switzerland                                    8,650,311
                                                                     -----------
                  UNITED KINGDOM: 8.66%
   214,300        BAA PLC                                              1,781,677
   421,042        BAE Systems PLC                                      2,391,715
    66,900        Barclays PLC                                         1,914,191
   687,800        BG Group PLC                                         2,754,378
   643,600        Billiton PLC                                         2,455,975
   171,300        Cable & Wireless PLC                                 2,423,339
   949,400        Centrica PLC                                         3,264,749
   185,000        CMG PLC                                              3,054,683
   330,500        Diageo PLC                                           3,119,399
   287,600   @    Energis PLC                                          2,459,942
   268,000        HSBC Holdings                                        3,728,427
   687,800   @    Lattice Group PLC                                    1,467,005
   186,600        Logica PLC                                           5,520,534
    22,800        Reuters Group PLC ADR                                2,687,550
   154,400        Rio Tinto PLC                                        2,497,896
   208,100        Royal Bank of Scotland Group PLC                     4,671,051
   140,000        Sema Group PLC                                       1,767,256
   398,400        Shell Transport & Trading Co.                        3,205,333
    13,200   @    Shire Pharmaceuticals PLC ADR                          829,950
   649,100        Vodafone Group PLC                                   2,700,644
                                                                     -----------
                  Total United Kingdom                                54,695,694
                                                                     -----------

                  UNITED STATES: 47.01%
    71,800        Adobe Systems, Inc.                                  5,461,288
   158,000        AES Corp.                                            8,927,000
    18,100   @    Amdocs Ltd.                                          1,173,106
   123,300        America Online, Inc.                                 6,218,019
    63,200   @    Applied Micro Circuits Corp.                         4,826,900
    74,800   @    Ariba Inc.                                           9,452,850
   246,680   @    AT&T - Liberty Media Corp.                           4,440,240
    32,100        Baker Hughes, Inc.                                   1,105,765
    55,200        Baxter Int'l, Inc.                                   4,536,750
    57,192   @    BEA Systems Inc.                                     4,103,526
    55,300        Bristol-Myers Squibb Co.                             3,369,844
    57,541        Chase Manhattan Corp.                                2,618,116
   107,500   @    CIENA Corp.                                         11,300,938
   183,700   @    Cisco Systems, Inc.                                  9,896,838
   250,066        Citigroup, Inc.                                     13,159,723
   158,000        Comcast Corp.                                        6,438,500
    59,400   @    Comverse Technology Inc.                             6,637,950
   109,899        Corning, Inc.                                        8,407,273
   106,500        EMC Corp-Mass                                        9,485,156
   168,000        Enron Corp.                                         13,786,500
    62,800   @    Extreme Networks                                     5,208,475
    68,200   @    Fannie Mae                                           5,251,400
   160,703        Gap, Inc.                                            4,148,146
   124,400   @    Genentech, Inc.                                     10,263,000
   158,000        HCA -- The Healthcare Co.                            6,310,125
    33,600   @    Idec Pharmaceuticals Corp.                           6,589,800
   116,619   @    JDS Uniphase Corp.                                   9,489,871
    45,200        Juniper Networks, Inc.                               8,814,000
    81,040        Merck & Co., Inc.                                    7,288,535
    77,443   @    Microsoft Corp.                                      5,333,887
   259,400   @    Oracle Corp.                                         8,560,200
   129,172        Pfizer, Inc.                                         5,578,616
    80,500   @    Qualcomm, Inc.                                       5,241,305
   286,700        Santa Fe Int'l Corp.                                10,464,550
    55,456        Schering-Plough Corp.                                2,866,382
    78,100        Schlumberger Ltd.                                    5,945,362
   139,200   @    Siebel Systems, Inc.                                14,607,300
   106,500   @    Sun Microsystems, Inc.                              11,808,187
    41,000        Transocean Sedco Forex, Inc.                         2,173,000
    76,287        UnitedHealth Group, Inc.                             8,343,891
    76,788   @    Veritas Software Corp.                              10,828,307
   180,800   @    Weatherford Int'l, Inc.                              6,599,200
                                                                     -----------
                  Total United States                                297,059,821
                                                                     -----------
                  Total Common Stocks
                  (Cost $519,946,830)                                567,374,621
                                                                     -----------

PREFERRED STOCKS: 0.84%
                  BRAZIL: 0.38%
   382,810        Banco Bradesco SA                                  $ 2,366,243
                                                                     -----------
                  Total Brazil                                         2,366,243
                                                                     -----------
                  GERMANY: 0.46%
    14,400        SAP AG                                               2,902,335
                                                                     -----------
                  Total Germany                                        2,902,335
                                                                     -----------
                  Total Preferred Stocks
                  (Cost $6,218,446)                                    5,268,578
                                                                     -----------
                  Total Long-Term
                  Investments (Cost
                  $526,165,276)                                      572,643,199
                                                                     -----------

Principal
 Amount                                                                  Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.94%
               COMMERCIAL PAPER: 7.94%
$25,200,000    Federal National Mortgage Association Notes,
               6.430%, due 11/02/00                                 $ 25,195,499
 25,000,000    Nestle Capital Corp. Years 1 & 2, 6.350%,
               due 11/01/00                                           25,000,000
                                                                    ------------
               Total Short-Term Investments
               (Cost $50,195,499)                                     50,195,499
                                                                    ------------
               Total Investments in Securities
               (Cost $ 576,360,775)*                   98.57%       $622,838,698
               Other Assets and Liabilities-Net         1.43%          9,052,133
                                                      ------        ------------
               Net Assets                             100.00%       $631,890,831
                                                      ======        ============

----------
@    Non-income producing security
ADR  -- American Depository Receipt
* Cost for federal income tax purposes is $578,375,834. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 72,403,674
               Gross Unrealized Depreciation                        (27,940,810)
                                                                   ------------
               Net Unrealized Appreciation                         $ 44,462,864
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                        Percentage of
Industry                                 Net Assets
--------                                 ----------
Aerospace/Defense                           0.38%
Airlines                                    0.26%
Auto Parts & Equipment                      0.10%
Banks                                       5.65%
Beverages                                   0.49%
Biotechnology                               2.92%
Building Materials                          0.75%
Chemicals                                   0.33%
Computers                                   7.88%
Diversified Financial Services              3.31%
Electric                                    2.53%
Electrical Components & Equipment           0.48%
Electronics                                 3.28%
Energy -- Alternate Sources                 0.31%
Engineering & Construction                  0.28%
Environmental Control                       0.40%
Food                                        2.14%
Forest Products & Paper                     0.16%
Gas                                         1.18%
Hand/Machine Tools                          0.35%
Healthcare -- Products                      0.72%
Healthcare -- Services                      2.32%
Holding Companies -- Diversified            0.64%
Home Furnishings                            0.97%
Insurance                                   1.65%
Internet                                    2.63%
Lodging                                     0.31%
Media                                       2.87%
Mining                                      0.78%
Miscellaneous Manufacturing                 0.79%
Oil & Gas Producers                         4.86%
Oil & Gas Services                          2.16%
Pharmaceuticals                             7.15%
Pipelines                                   2.18%
Real Estate                                 0.93%
Retail                                      0.66%
Semiconductors                              1.39%
Software                                    7.12%
Telecommunications                         16.88%
Tobacco                                     0.44%
Short-Term Investments                      7.94%
Other Assets and Liabilities, Net           1.43%
                                          ------
NET ASSETS                                100.00%
                                          ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Global Corporate
Leaders Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS: 89.98%
                 AUSTRALIA: 1.72%
   27,800   @    News Corp.                                           $  290,796
                                                                      ----------
                 Total Australia                                         290,796
                                                                      ----------
                 CANADA: 1.82%
    4,200        Four Seasons Hotels, Inc.                               306,854
                                                                      ----------
                 Total Canada                                            306,854
                                                                      ----------
                 FRANCE: 4.94%
    2,630        Axa                                                     348,164
    1,020        Cap Gemini                                              162,728
    4,500        Vivendi                                                 323,444
                                                                      ----------
                 Total France                                            834,336
                                                                      ----------
                 GERMANY: 5.29%
    2,211        DaimlerChrysler AG                                      101,881
    2,004        Deutsche Bank AG                                        164,073
    1,500   @    SAP AG                                                  302,326
    6,500        Volkswagen AG                                           324,721
                                                                      ----------
                 Total Germany                                           893,001
                                                                      ----------
                 JAPAN: 11.13%
    9,000        Canon, Inc.                                             357,146
    6,000        Ito Yokado Co.                                          271,090
   18,000        NEC Corp.                                               343,124
  129,000   @    Nippon Steel Corp.                                      209,256
       37   @    Nippon Telephone & Telegraph Corp.                      336,718
    1,600        Sony Corp.                                              127,865
    3,000        Tokyo Electron                                          234,798
                                                                      ----------
                 Total Japan                                           1,879,997
                                                                      ----------
                 NETHERLANDS: 4.98%
    4,000   @    Aegon NV                                                158,858
   12,500        Kon Ahold NV                                            363,095
    5,400        Royal Dutch Petroleum                                   320,267
                                                                      ----------
                 Total Netherlands                                       842,220
                                                                      ----------
                 SWEDEN: 1.58%
   20,000   @    LM Ericsson                                             266,205
                                                                      ----------
                 Total Sweden                                            266,205
                                                                      ----------
                 SWITZERLAND: 7.89%
      174        Nestle SA                                               360,564
      264   @    Novartis AG                                             400,494
       29   @    Roche Holdings AG                                       264,898
    2,220   @    UBS AG                                                  307,510
                                                                      ----------
                 Total Switzerland                                     1,333,466
                                                                      ----------

                 UNITED KINGDOM: 8.37%
   41,000   @    BP Amoco                                                347,713
   22,700   @    British Telecom                                         266,127
   31,300   @    Diageo                                                  295,423
   19,800   @    Rio Tinto                                               320,326
   44,500   @    Vodafone Group                                          185,147
                                                                      ----------
                 Total United Kingdom                                  1,414,736
                                                                      ----------
                 UNITED STATES: 42.26%
   13,800        Alcoa Inc.                                              395,888
    8,400        American Express Co.                                    504,000
    5,300        American Home Products Corp.                            336,550
    5,437        American Int'l Group Inc.                               532,826
        1   @    Avaya, Inc.                                                   9
    9,800   @    Cisco Systems, Inc.                                     527,975
   10,267        Citigroup, Inc.                                         540,283
    5,100        Coca Cola Co.                                           307,912
   10,700        Walt Disney Co.                                         383,194
    4,100        Exxon Mobil Corp.                                       365,669
    8,400        General Electric Co.                                    460,425
    9,200        Intel Corp.                                             414,000
    9,200        Interpublic Group Cos., Inc.                            395,025
    5,300        Lucent Technologies, Inc.                               123,556
    4,000   @    Microsoft Corp.                                         275,625
    7,800        Morgan Stanley Dean Witter & Co.                        626,438
    3,700        Procter & Gamble Co.                                    264,319
    2,100        Schlumberger, Ltd.                                      159,863
    3,750        Unilever NV                                             190,547
    7,400        Wal Mart Stores, Inc.                                   335,775
                                                                      ----------
                 Total United States                                   7,139,879
                                                                      ----------
                 Total Common Stocks
                 (Cost $11,473,931)                                   15,201,490
                                                                      ----------
                 Total Long Term Investments
                 (Cost $11,473,931)                                   15,201,490
                                                                      ----------

Principal
Amount                                                                   Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.85%

              U.S. TREASURY OBLIGATIONS: 5.85%
$1,000,000       U.S. Treasury Bills 6.120%,
                 due 1/11/2001                                       $   987,930
                                                                     -----------
                 Total Short-Term Investments
                 (Cost $987,930)                                         987,930
                                                                     -----------
                 Total Investments in Securities
                 (Cost $ 12,461,861)*                   95.83%       $16,189,420
                 Other Assets and Liabilities-Net        4.17%           704,073
                                                       ------        -----------
                 Net Assets                            100.00%       $16,893,493
                                                       ======        ===========

----------
@    Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

     Gross Unrealized Appreciation                                  $ 4,247,649
     Gross Unrealized Depreciation                                     (520,090)
                                                                    -----------
     Net Unrealized Appreciation                                    $ 3,727,559
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
Global Corporate
Leaders Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                       Percentage of
Industry                                Net Assets
--------                                ----------

Advertising                                 2.34%
Auto Manufacturers                          2.53%
Banks                                       2.79%
Beverages                                   3.57%
Commercial Services                         1.91%
Computers                                   0.96%
Cosmetics/Personal Care                     1.56%
Diversified Financial Services              9.89%
Electronics                                 2.03%
Food                                        5.41%
Home Furnishings                            0.76%
Insurance                                   6.16%
Iron/Steel                                  1.24%
Lodging                                     1.82%
Media                                       3.99%
Mining                                      4.24%
Miscellaneous Manufacturing                 2.73%
Office/Business Equipment                   2.11%
Oil & Gas Producers                         6.12%
Oil & Gas Services                          0.95%
Pharmaceuticals                             5.93%
Retail                                      3.59%
Semiconductors                              3.84%
Software                                    3.42%
Telecommunications                         10.09%
Short-Term Investments                      5.85%
Other Assets & Liabilities, Net             4.17%
                                          ------
NET ASSETS                                100.00%
                                          ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCK: 96.15%
                   BRAZIL: 8.00%
    805,500        Banco Bradesco SA ADR                             $31,579,899
  3,958,900        Centrais Eletricas Brasileiras SA ADR              35,161,762
  1,224,200        Cia de Bebidas das Americas ADR                    27,621,013
  1,472,300        Petroleo Brasileiro SA ADR                         39,044,660
    532,786        Tele Norte Leste Participacoes SA ADR              11,787,890
    191,000        Telecomunicacoes Brasileiras SA ADR                13,990,750
                                                                     -----------
                   Total Brazil                                      159,185,974
                                                                     -----------
                   CHINA: 1.17%
110,680,000        PetroChina Co., Ltd.                               23,274,163
                                                                     -----------
                   Total China                                        23,274,163
                                                                     -----------
                   DENMARK: 2.05%
    282,180        Den Danske Bank                                    40,865,340
                                                                     -----------
                   Total Denmark                                      40,865,340
                                                                     -----------
                   FRANCE: 5.49%
    549,500        Alcatel SA                                         33,527,394
    225,800        Eridania Beghin-Say                                17,369,806
  1,130,100        Michelin (C.G.D.E.)                                32,702,011
    179,492        Total Fina Elf SA                                  25,680,642
                                                                     -----------
                   Total France                                      109,279,853
                                                                     -----------
                   GERMANY: 6.93%
  4,322,900        BASF AG                                            32,667,231
  3,169,000        Bayerische Motoren Werke AG                        38,016,964
  1,092,300        Deutsche Telekom                                   41,016,483
    515,200        E.ON AG                                            26,179,470
                                                                     -----------
                   Total Germany                                     137,880,148
                                                                     -----------
                   HONG KONG: 2.94%
 17,970,586        First Pacific Co.                                   4,055,421
  2,980,695        Jardine Matheson Holdings, Ltd.                    16,542,857
  6,146,000        Swire Pacific, Ltd.                                37,905,193
                                                                     -----------
                   Total Hong Kong                                    58,503,471
                                                                     -----------
                   IRELAND: 2.92%
  2,012,800        Allied Irish Banks PLC                             20,496,754
  1,133,300        Bank of Ireland                                    37,526,267
                                                                     -----------
                   Total Ireland                                      58,023,021
                                                                     -----------
                   ITALY: 3.80%
 10,687,800        ENI-Ente Nazionale Idrocarburi SpA                 57,864,501
  1,529,200        Telecom Italia SpA                                 17,713,328
                                                                     -----------
                   Total Italy                                        75,577,829
                                                                     -----------
                   JAPAN: 15.30%
  1,462,533        Bank of Tokyo-Mitsubishi, Ltd.                     19,485,365
    654,000        Daiichi Pharmaceutical Co., Ltd.                   18,580,397
  2,997,000        Daiwa House Industry Co., Ltd.                     18,814,508
  1,878,900        Hitachi, Ltd.                                      20,146,754
      3,700        Japan Tobacco, Inc.                                25,431,884
  3,249,000        Komatsu, Ltd.                                      14,411,548
    875,000        Matsushita Electric Industrial Co., Ltd.           25,420,428
 10,636,000        Mitsubishi Heavy Industries, Ltd.                  41,329,461
  7,603,000        Nippon Mitsubishi Oil Corp.                        40,901,444
      3,099        Nippon Telegraph & Telephone Corp.                 28,202,420
  4,674,400        Tokio Marine & Fire Insurance Co.                  51,664,084
                                                                     -----------
                   Total Japan                                       304,388,293
                                                                     -----------
                   MEXICO: 1.86%
    684,060        Telefonos de Mexico SA ADR                         36,896,486
                                                                     -----------
                   Total Mexico                                       36,896,486
                                                                     -----------
                   NETHERLANDS: 0.75%
    328,000        Akzo Nobel N.V.                                    14,932,990
                                                                     -----------
                   Total Netherlands                                  14,932,990
                                                                     -----------
                   NEW ZEALAND: 0.75%
  6,751,466        Telecom Corp. of New Zealand, Ltd.                 14,941,184
                                                                     -----------
                   Total New Zealand                                  14,941,184
                                                                     -----------
                   PORTUGAL: 1.65%
  3,684,816        Portugal Telecom SA                                32,832,830
                                                                     -----------
                   Total Portugal                                     32,832,830
                                                                     -----------
                   SINGAPORE: 1.35%
  2,285,191        DBS Group Holdings, Ltd.                           26,933,584
                                                                     -----------
                   Total Singapore                                    26,933,584
                                                                     -----------
                   SOUTH AFRICA: 1.06%
    765,000        De Beers Consolidated Mines, Ltd.                  21,042,887
                                                                     -----------
                   Total South Africa                                 21,042,887
                                                                     -----------
                   SOUTH KOREA: 1.77%
  1,055,000   @    Korea Electric Power Corp. ADR                     12,857,813
    120,000   @    Korea Telecom ADR                                   4,425,000
  1,131,600        Pohang Iron & Steel Co. ADR                        17,893,425
                                                                     -----------
                   Total South Korea                                  35,176,238
                                                                     -----------
                   SPAIN: 2.91%
  2,002,000        Banco Bilbao Vizcaya Argentaria SA                 12,492,480
  2,096,000        Telefonica SA                                      39,966,633
    294,000        Union Electrica Fenosa SA                           5,436,355
                                                                     -----------
                   Total Spain                                        57,895,468
                                                                     -----------
                   SWITZERLAND: 5.26%
     17,900        Nestle SA                                          37,092,512
    165,700        Swisscom AG                                        42,079,467
     52,476        Zurich Financial Services AG                       25,397,379
                                                                     -----------
                   Total Switzerland                                 104,569,358
                                                                     -----------
                   UNITED KINGDOM: 29.46%
    980,000        Allied Domecq PLC                                   5,065,626
  6,809,000        BAE Systems PLC                                    38,678,294
  1,265,000        BOC Group PLC                                      17,620,327
  9,121,200        British American Tobacco PLC                       63,922,142
  3,645,100        British Telecommunications PLC                     42,733,948
  2,436,507        Cadbury Schweppes PLC                              15,060,156
 23,251,000        Corus Group PLC                                    20,916,332
  6,159,012        Diageo PLC                                         58,131,370
  2,945,600        HSBC Holdings PLC                                  40,979,305
  3,478,800        Imperial Chemical Industries PLC                   21,300,712
  5,429,000   @    Innogy Holdings PLC                                15,754,408
  5,429,000        International Power PLC                            21,898,625
 19,303,898        Invensys PLC                                       46,074,765
 14,994,750        Marks & Spencer PLC                                41,772,713
  1,633,500        Reckitt Benckiser PLC                              21,473,338
  1,330,000        Rolls-Royce PLC                                     3,454,274
  2,824,809        Royal & Sun Alliance Insurance Group PLC           20,103,900
  6,267,100        Safeway PLC                                        26,052,143
  1,835,400        South African Breweries PLC                        11,051,750
  7,959,000        Unilever PLC                                       53,843,039
                                                                     -----------
                   Total United Kingdom                              585,887,167
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                   VENEZUELA: 0.73%
    759,700        Compania Anonima Nacional
                   Telefonos de Venezuela ADR                      $  14,434,300
                                                                   -------------
                   Total Venezuela                                    14,434,300
                                                                   -------------
                   Total Common Stocks
                   (Cost $1,849,228,137)                           1,912,520,584
                                                                   -------------
                   Total Long Term Investments
                   (Cost $1,849,228,137)                           1,912,520,584
                                                                   -------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS: 6.29%
                   Repurchase Agreement: 6.29%
$125,011,000       State Street Bank & Trust Repurchase
                   Agreement, 6.450% due 11/01/00
                   (Collateralized by $19,415,000
                   U.S. Treasury Notes, 7.500%
                   Due 02/15/05, Value $19,807,851,
                   $52,798,000 U.S. Treasury Notes,
                   7.500% Due 02/15/05, Value
                   $53,854,950, $52,798,000 U.S.
                   Treasury Notes, 7.500% Due
                   02/15/05, Value $53,854,950)                  $  125,011,000
                                                                 --------------
                   Total Short-Term Investments
                   (Cost $125,011,000)                              125,011,000
                                                                 --------------
                   Total Investments in Securities
                   (Cost $ 1,974,239,137)*             102.44%   $2,037,531,584
                   Other Assets and Liabilities-Net     -2.44%      (48,615,630)
                                                      -------    --------------
                    Net Assets                         100.00%   $1,988,915,954
                                                      =======    ==============

----------
@    Non-income producing security
ADR  -- American Depository Receipt
* Cost for federal income tax purposes is $1,974,255,211. Net unrealized appreciation consists of:

     Gross Unrealized Appreciation                               $  232,136,496
     Gross Unrealized Depreciation                                 (168,860,123)
                                                                 --------------
      Net Unrealized Appreciation                                $   63,276,373
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                        Percentage of
Industry                                 Net Assets
--------                                 ----------
Aerospace/Defense                           2.12%
Agriculture                                 0.87%
Auto Manufacturers                          1.91%
Auto Parts & Equipment                      1.65%
Banks                                      11.58%
Beverages                                   5.12%
Chemicals                                   4.35%
Electric                                    4.58%
Electrical Components & Equipment           1.01%
Food                                        6.64%
Holding Companies-Diversified               2.94%
Home Builders                               0.95%
Home Furnishings                            1.28%
Household Products/Wares                    1.08%
Insurance                                   4.89%
Iron/Steel                                  1.95%
Machinery-Construction & Mining             0.73%
Mining                                      1.06%
Miscellaneous Manufacturing                 5.71%
Oil & Gas Producers                         9.39%
Pharmaceuticals                             0.93%
Retail                                      2.10%
Telecommunications                         18.83%
Tobacco                                     4.49%
Short-Term Investments                      6.28%
Other Assets and Liabilities, Net          -2.44%
                                          ------
NET ASSETS                                100.00%
                                          ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 87.95%
                   AUSTRALIA: 0.58%
    78,900         Foster's Brewing Group Ltd.                         $ 178,723
                                                                       ---------
                   Total Australia                                       178,723
                                                                       ---------
                   BELGIUM: 1.66%
    16,700         Fortis (B)                                            511,595
                                                                       ---------
                   Total Belgium                                         511,595
                                                                       ---------
                   CANADA: 2.49%
    20,000    @    Industrial-Alliance Life Insurance Co.                441,899
    33,400         Placer Dome Inc.                                      271,375
     5,600    @    Mediagrif Interactive Technologies Inc.                54,075
                                                                       ---------
                   Total Canada                                          767,349
                                                                       ---------
                   DENMARK: 1.96%
     1,530         Novo-Nordisk A/S                                      324,511
     5,900         Tele Danmark A/S                                      279,206
                                                                       ---------
                   Total Denmark                                         603,717
                                                                       ---------
                   FRANCE: 10.03%
     5,100         Alcatel SA                                            311,173
     3,450         Aventis SA                                            245,924
       500         Aventis SA                                             36,066
     2,430         Axa                                                   321,687
     2,900         France Telecom                                        303,189
     6,100         Infogrames Entertainment                              127,600
     3,500         Rexel SA                                              243,548
     6,280         Societe Generale                                      356,524
     8,044         Total Fina Elf SA ADR                                 576,152
     7,930         Vivendi SA                                            569,980
                                                                       ---------
                   Total France                                        3,091,843
                                                                       ---------
                   GERMANY: 3.07%
     1,910         Allianz AG                                            649,141
     3,611         Deutsche Bank AG                                      297,237
                                                                       ---------
                   Total Germany                                         946,378
                                                                       ---------
                   HONG KONG: 3.50%
    27,500         Hang Seng Bank                                        323,519
   644,000    @    I-CABLE Communications Ltd.                           235,338
   226,000         Mandarin Oriental                                     144,640
   546,000         South China Morning Post                              374,548
                                                                       ---------
                   Total Hong Kong                                     1,078,045
                                                                       ---------
                   IRELAND: 0.75%
    29,500    @    Ryanair Holdings PLC                                  231,562
                                                                       ---------
                   Total Ireland                                         231,562
                                                                       ---------
                   ISRAEL: 1.05%
     5,500         Teva Pharmaceutical
                   Industries ADR                                        325,359
                                                                       ---------
                   Total Israel                                          325,359
                                                                       ---------
                   ITALY: 0.97%
    10,000         Banca Fideuram SpA                                    153,766
    10,000         Mediolanum SpA                                        146,553
                                                                       ---------
                   Total Italy                                           300,319
                                                                       ---------
                   JAPAN: 14.83%
   106,000         Bunka Shutter                                         205,948
    17,000         Daifuku Co. Ltd.                                      140,220
    11,000         Fujitsu Limited                                       195,977
     3,000         Hoya Corporation                                      247,995
    33,000         Isetan Co. Ltd.                                       280,356
     3,700         Jafco Co. Ltd.                                        393,346
    11,000         Matsushita Electric Industrial Co.                    319,571
        57         Mizuho Holding Inc.                                   438,281
     2,500         Murata Manufacturing Co. Ltd.                         299,226
        22         Nippon Telegraph & Telephone Corp.                    200,211
    25,000         Nomura Securities Co. Ltd.                            530,404
     3,700         Otsuka Kagu                                           301,792
     4,400         Sony Corporation                                      351,629
    59,000         Sumitomo Realty & Developmnt                          338,487
    43,000         Toto Ltd.                                             326,298
                                                                       ---------
                   Total Japan                                         4,569,741
                                                                       ---------
                   MEXICO: 0.69%
   136,800         Banacci O                                             212,585
                                                                       ---------
                   Total Mexico                                          212,585
                                                                       ---------
                   NETHERLANDS: 8.40%
    14,600         ABN Amro Holding NV                                   338,235
    11,100         Koninklijke Ahold NV                                  322,428
    10,515         Koninklijke Philips Electronics NV                    413,225
     5,000         Royal Dutch Petroleum Co.                             296,543
    13,500         Unilever NV                                           677,056
     8,400         Unique Int'l NV                                       171,078
    20,500    @    United Pan-Europe Communications NV ADR               369,000
                                                                       ---------
                   Total Netherlands                                   2,587,565
                                                                       ---------
                   NEW ZEALAND: 0.97%
   417,000         Fletcher Challenge Building                           297,688
                                                                       ---------
                   Total New Zealand                                     297,688
                                                                       ---------
                   NORWAY: 0.79%
    17,700         Petroleum Geo-Services A/S                            244,164
                                                                       ---------
                   Total Norway                                          244,164
                                                                       ---------
                   PORTUGAL: 2.39%
   100,005         Portugal Telecom                                      465,118
   212,222         Electricidade de Portugal SA                          271,566
                                                                       ---------
                   Total Portugal                                        736,684
                                                                       ---------
                   SWEDEN: 3.39%
   212,222         Swedish Match AB                                      728,482
    23,800         Telefonaktiebolaget LM Ericsson                       316,784
                                                                       ---------
                   Total Sweden                                        1,045,266
                                                                       ---------
                   SWITZERLAND: 9.71%
     2,460         Charles Voegele Holding AG                            462,550
       179         Nestle SA                                             370,925
       396         Novartis                                              600,741
        64         Roche Holding AG                                      584,602
       243         Swiss Re                                              479,214
     1,430         UBS AG                                                198,081
       610         Zurich Financial Services AG                          295,227
                                                                       ---------
                   Total Switzerland                                   2,991,340
                                                                       ---------
                   TAIWAN: 0.77%
    10,500    @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR       238,219
                                                                       ---------
                   Total Taiwan                                          238,219
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
                  UNITED KINGDOM: 18.53%
    17,700        Barclays PLC                                        $  506,445
    27,700        British Telecommunications PLC                         324,747
    46,100        Cadbury Schweppes PLC                                  284,946
    20,400        Capita Group PLC                                       155,397
   286,100        Corus Group PLC                                        257,372
    56,500        Diageo PLC                                             533,271
    26,200        Enterprise Oil PLC                                     207,181
    96,300        FKI PLC                                                249,062
    21,600        Glaxo Wellcome PLC                                     621,794
    27,600        Pizzaexpress PLC                                       264,505
    33,100        Provident Financial PLC                                422,152
    28,200        Reckitt Benckiser PLC                                  370,706
    38,800        Reed Int'l PLC                                         358,611
    15,560        Rio Tinto PLC                                          251,731
    26,500        Scottish & Newcastle PLC                               181,485
   108,526        Vodafone Group PLC                                     451,533
    36,500        Whitbread PLC                                          268,770
                                                                      ----------
                  Total United Kingdom                                 5,709,708
                                                                      ----------

                  UNITED STATES: 1.42%
     1,400   @    Mercury Interactive Corp.                              155,356
     3,700        Schlumberger Ltd.                                      281,663
                                                                      ----------
                  Total United States                                    437,019
                                                                      ----------
                  Total Common Stocks (Cost $28,060,384)              27,104,869
                                                                      ----------
PREFERRED STOCKS: 1.44%

                  GERMANY: 1.44%
     8,030        Rhoen Klinikum AG                                      442,581
                                                                      ----------
                  Total Germany                                          442,581
                                                                      ----------
                  Total Preferred Stock (Cost $305,872)                  442,581
                                                                      ----------
                  Long Term Investments (Cost $28,366,256)            27,547,450
                                                                      ----------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 9.61%
              U.S. TREASURY OBLIGATIONS: 9.61%
$3,000,000    U.S. Treasury Bills 6.120%,
              due 01/11/01                                           $ 2,963,790
                                                                     -----------
              Total Short-Term Investments
              (Cost $2,963,790)                                        2,963,790
                                                                     -----------
              Total Investments in Securities
              (Cost $31,330,046)                         99.00%      $30,511,240
              Other Assets and Liabilities-Net            1.00%          306,834
                                                        ------       -----------
              Net Assets                                100.00%      $30,818,074
                                                        ======       ===========

----------
@    Non-income producing security
ADR  -- American Depository Receipt
* Cost for federal income tax purposes is $31,418,935. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                                   $1,783,446
     Gross Unrealized Depreciation                                   (2,691,140)
                                                                     ----------
     Net Unrealized Depreciation                                     $ (907,694)
                                                                     ==========

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                       Percentage of
Industry                                 Net Assets
--------                                 ----------
Airlines                                    0.75%
Banks                                       7.98%
Beverages                                   2.90%
Building Materials                          1.63%
Commercial Services                         2.91%
Computers                                   0.64%
Diversified Financial Services              5.94%
Electric                                    0.88%
Electronics                                 3.10%
Food                                        5.37%
Healthcare-Services                         2.24%
Home Furnishings                            2.18%
Household Products/Wares                    1.20%
Housewares                                  1.06%
Insurance                                   7.57%
Internet                                    0.18%
Iron/Steel                                  0.84%
Lodging                                     0.47%
Machinery-Diversified                       0.45%
Media                                       3.14%
Mining                                      1.70%
Miscellaneous Manufacturer                  0.81%
Oil & Gas Producers                         3.50%
Oil & Gas Services                          1.71%
Pharmaceuticals                             8.89%
Real Estate                                 1.10%
Retail                                      5.12%
Semiconductors                              0.77%
Software                                    0.92%
Telecommunications                          9.80%
Tobacco                                     2.36%
Venture Capital                             1.28%
Short-Term Investments                      9.61%
Other Assets and Liabilities, Net           1.00%
                                          ------
NET ASSETS                                100.00%
                                          ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS: 86.13%
                   BRAZIL: 0.51%
    18,868         Tele Norte Leste Participacoes SA ADR              $  417,455
                                                                      ----------
                   Total Brazil                                          417,455
                                                                      ----------
                   CANADA: 7.99%
    60,100         Abitibi-Consolidated, Inc.                            525,875
    17,500         Alberta Energy Co., Ltd.                              644,435
    39,000    @    Anderson Exploration, Ltd.                            714,894
     5,000    @    Ballard Power Systems, Inc.                           537,500
    27,000    @    Biovail Corp.                                       1,135,687
    37,500         Bombardier, Inc.                                      587,971
    14,600    @    Celestica, Inc.                                     1,039,921
     3,600         Magna Int'l, Inc.                                     160,969
    19,300         Nortel Networks Corp.                                 878,150
    11,900    @    Precision Drilling Corp.                              340,638
                                                                      ----------
                   Total Canada                                        6,566,040
                                                                      ----------
                   CHINA: 0.71%
 2,770,000         PetroChina Co., Ltd.                                  582,485
                                                                      ----------
                   Total China                                           582,485
                                                                      ----------
                   DENMARK: 1.06%
     4,100         Novo-Nordisk A/S                                      869,605
                                                                      ----------
                   Total Denmark                                         869,605
                                                                      ----------
                   FINLAND: 1.16%
    11,339         Elisa Communications OYJ                              314,659
    15,000         Nokia OYJ ADR                                         641,250
                                                                      ----------
                   Total Finland                                         955,909
                                                                      ----------
                   FRANCE: 10.20%
    13,000         Accor SA                                              526,217
    11,100         Alcatel SA                                            677,259
     8,600         Aventis SA                                            620,327
     7,900         France Telecom                                        825,926
     2,400         Groupe Danone                                         335,638
    24,800         Sanofi-Synthelabo SA                                1,304,808
     8,900         Schneider Electric SA                                 579,658
    20,000         Societe Television Francaise                        1,091,300
    19,600         ST Microelectronics NV                              1,017,975
     5,374         Total Fina Elf SA                                     768,880
    17,000    @    Vivendi Environnement                                 634,753
                                                                      ----------
                   Total France                                        8,382,741
                                                                      ----------
                   GERMANY: 2.03%
    18,400         Dresdner Bank AG                                      766,660
    13,000         E.ON AG                                               660,584
     5,500    @    Intershop Communications AG                           238,032
                                                                      ----------
                   Total Germany                                       1,665,276
                                                                      ----------
                   GREECE: 0.90%
    20,100         Alpha Bank SA                                         742,900
                                                                      ----------
                   Total Greece                                          742,900
                                                                      ----------
                   HONG KONG: 2.77%
   109,000         Cheung Kong (Holdings)                              1,205,443
    85,800         Hutchison Whampoa                                   1,067,137
                                                                      ----------
                   Total Hong Kong                                     2,272,580
                                                                      ----------
                   IRELAND: 1.80%
    60,500         Allied Irish Banks PLC                                616,084
    16,600    @    Elan Corp PLC ADR                                     862,162
                                                                      ----------
                   Total Ireland                                       1,478,246
                                                                      ----------
                   ISRAEL: 1.43%
    19,900         Teva Pharmaceutical Industries ADR                  1,176,588
                                                                      ----------
                   Total Israel                                        1,176,588
                                                                      ----------
                   ITALY: 3.39%
    75,000         Alleanza Assicurazioni SPA                            994,772
    88,100         Edison SPA                                            829,855
    72,900         Riunione Adriatica di Sicurta SPA                     957,020
                                                                      ----------
                   Total Italy                                         2,781,647
                                                                      ----------
                   JAPAN: 13.39%
    29,000         Daikin Industries                                     560,784
    10,700         Fanuc                                                 961,004
    32,000         Fujitsu, Ltd.                                         570,114
     2,800         Hoya Corp.                                            231,462
     4,000         Itochu Techno-Science Corp.                           950,923
    12,000         Konami Corp.                                        1,011,777
    48,000         Mitsui Fudosan                                        581,552
     6,000         Murata Manufacturing Co., Ltd.                        718,141
    34,000         NEC Corp.                                             648,123
    51,000         Nippon Sheet Glass                                    775,879
        34         Nippon Telegraph & Telephone Corp.                    309,417
    31,000         Nomura Securities Co., Ltd.                           657,701
        23         NTT Docomo, Inc.                                      567,016
    28,000         Pioneer Corp.                                         867,342
    82,000         Sanyo Electric Co., Ltd.                              623,746
     2,700         Sony Corp. ADR                                        224,100
     9,300         Sony Corp.                                            743,216
                                                                      ----------
                   Total Japan                                        11,002,297
                                                                      ----------
                   MEXICO: 0.28%
     4,200         Telefonos de Mexico SA ADR                            226,538
                                                                      ----------
                   Total Mexico                                          226,538
                                                                      ----------
                   NETHERLANDS: 6.65%
    11,800         Akzo Nobel NV                                         537,223
    29,400    @    ASM Lithography Holding NV                            817,688
    29,700         Koninklijke Ahold NV                                  862,713
    14,740         Koninklijke Philips Electronics NV                    588,679
    14,100         Numico NV                                             659,286
     9,400    @    Qiagen NV                                             402,831
    13,400         Royal Dutch Petroleum Co.                             794,736
    15,900         Unilever NV                                           797,421
                                                                      ----------
                   Total Netherlands                                   5,460,577
                                                                      ----------
                   PORTUGAL: 1.44%
   132,700         Portugal Telecom                                    1,182,397
                                                                      ----------
                   Total Portugal                                      1,182,397
                                                                      ----------
                   SINGAPORE: 1.64%
    24,400    @    Flextronics Int'l, Ltd.                               927,200
    42,000         Singapore Airlines, Ltd.                              420,885
                                                                      ----------
                   Total Singapore                                     1,348,085
                                                                      ----------
                   SOUTH KOREA: 0.48%
    17,720         Korea Electric Power Corp.                            395,682
                                                                      ----------
                   Total South Korea                                     395,682
                                                                      ----------
                   SPAIN: 2.63%
    46,900         Altadis SA                                            702,458
    86,300         Banco Santander Central Hispano SA                    836,335
    38,300         Endesa SA                                             624,027
                                                                      ----------
                   Total Spain                                         2,162,820
                                                                      ----------
                   SWEDEN: 3.03%
    83,700         Nordic Baltic Holding AB                              628,234
    58,300         Svenska Handelsbanken                                 916,015
    68,100         Telefonaktiebolaget LM Ericsson ADR                   944,888
                                                                      ----------
                   Total Sweden                                        2,489,137
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

                  SWITZERLAND: 3.15%
       400        Nestle SA                                           $  828,883
       300        Swatch Group AG                                        397,196
     4,400        UBS AG                                                 609,479
     1,560        Zurich Financial Services AG                           755,007
                                                                      ----------
                  Total Switzerland                                    2,590,565
                                                                      ----------
                  UNITED KINGDOM: 16.81%
    56,500        BAA PLC                                                469,738
   107,798        BAE Systems PLC                                        612,343
    18,200        Barclays PLC                                           520,751
   147,200        BG Group PLC                                           589,480
   163,900        Billiton PLC                                           625,442
    34,200        Cable & Wireless PLC                                   483,819
   270,800        Centrica PLC                                           931,213
    48,600        CMG PLC                                                802,474
    84,900        Diageo PLC                                             801,322
    67,000   @    Energis PLC                                            573,074
    70,800        HSBC Holdings PLC                                      984,972
   147,200   @    Lattice Group PLC                                      313,962
    47,900        Logica PLC                                           1,417,115
     5,800        Reuters Group PLC ADR                                  683,675
    39,300        Rio Tinto PLC                                          635,799
    54,100        Royal Bank of Scotland Group PLC                     1,214,339
    35,000        Sema Group PLC                                         441,814
   100,900        Shell Transport & Trading Co.                          811,792
     3,300   @    Shire Pharmaceuticals PLC ADR                          207,488
   166,200        Vodafone Group PLC                                     691,491
                                                                      ----------
                  Total United Kingdom                                13,812,103
                                                                      ----------
                  UNITED STATES: 2.68%
     9,300   @    Amdocs, Ltd.                                           602,756
     4,700   @    Comverse Technology, Inc.                              525,225
    14,100        Santa Fe Int'l Corp.                                   514,650
    10,500        Transocean Sedco Forex, Inc.                           556,500
                                                                      ----------
                  Total United States                                  2,199,131
                                                                      ----------
                  Total Common Stocks (Cost $68,171,413)              70,760,804
                                                                      ----------

  Shares                                                                Value
--------------------------------------------------------------------------------

PREFERRED STOCKS: 1.66%
                  BRAZIL: 0.75%
    99,190        Banco Bradesco SA                                  $   613,117
                                                                     -----------
                  Total Brazil                                           613,117
                                                                     -----------
                  GERMANY: 0.91%
     3,700        SAP AG                                                 745,739
                                                                     -----------
                  Total Germany                                          745,739
                                                                     -----------
                  Total Preferred Stocks (Cost $1,606,802)             1,358,856
                                                                     -----------
                  Total Long-Term Investments (Cost $69,778,215)      72,119,660
                                                                     -----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.65%
COMMERCIAL PAPER: 3.65%
$   3,000,000     Nestle Capital Corp., 6.350% due 11/01/00          $ 3,000,000
                                                                     -----------
                  Total Short-Term Investments (Cost $3,000,000)       3,000,000
                                                                     -----------
                  Total Investments in Securities
                  (Cost $72,778,215)                     91.44%      $75,119,660
                  Other Assets and Liabilities-Net        8.56%        7,032,954
                                                        ------       -----------
                  Net Assets                            100.00%      $82,152,614
                                                        ======       ===========

@   Non-income producing security
ADR -- American Depository Receipt

Cost for federal income tax purposes is $73,497,023. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                     $ 6,203,935
                  Gross Unrealized Depreciation                      (4,581,298)
                                                                    -----------
                    Net Unrealized Appreciation                     $ 1,622,637
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Percentage of
Industry                                            Net Assets
--------                                            ----------
Financials                                            17.85%
Information Technology                                15.66%
Industrials                                            9.37%
Health Care                                            8.29%
Telecommunication Services                             7.88%
Consumer Discretionary                                 7.19%
Energy                                                 6.97%
Consumer Staples                                       6.07%
Utilities                                              5.68%
Materials                                              2.83%
Short-Term Investments                                 3.65%
Other Assets and Liabilities, Net                      8.56%
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund
                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS: 88.53%
                 AUSTRIA: 0.36%
   90,800        Austria Technologie & Systemtecknik AG              $ 2,535,041
                                                                     -----------
                 Total Austria                                         2,535,041
                                                                     -----------
                 CANADA: 8.28%
  473,200   @    Anderson Exploration, Ltd.                            8,674,043
  110,000   @    ATS Automation Tooling Systems                        1,951,555
  152,100   @    Canadian Hunter Exploration, Ltd.                     3,186,383
  203,700   @    Certicom Corp.                                        6,734,435
   46,700   @    C-Mac Industries, Inc.                                2,591,850
  256,800   @    Cognos, Inc.                                         10,657,200
   77,500   @    Descartes Systems Group, Inc.                         3,138,750
   88,000   @    Descartes Systems Group, Inc.                         3,566,088
  409,700        Petro-Canada, Ltd.                                    8,582,913
   82,200   @    Pivotal Corp.                                         4,950,835
   95,100   @    RIO Alto Exploration, Ltd.                            1,612,498
  294,900   @    Tesco Corp.                                           2,442,216
                                                                     -----------
                 Total Canada                                         58,088,766
                                                                     -----------
                 DENMARK: 5.05%
  441,500        GN Store Nord                                         8,558,641
   96,100        ISS A/S                                               5,917,555
  112,300        NEG Micon A/S                                         5,826,615
  279,600        Vestas Wind Systems AS                               15,144,535
                                                                     -----------
                 Total Denmark                                        35,447,346
                                                                     -----------
                 FINLAND: 1.23%
  394,700   @    F-Secure OYJ                                          2,244,115
  156,500        Sampo Insurance Co., Ltd.                             6,374,686
                                                                     -----------
                 Total Finland                                         8,618,801
                                                                     -----------
                 FRANCE: 6.09%
  265,500        Air France                                            4,731,371
   44,100        Altran Technologies SA                                9,015,267
   57,000   @    Business Objects SA ADR                               4,491,422
   53,500        Coflexip Stena Offshore                               6,197,116
   32,427        Galeries Lafayette                                    5,231,089
  128,800        Pechiney SA                                           4,809,188
   30,800        Rexel SA                                              2,143,225
   71,808        Rhodia SA                                               886,335
   59,200   @    Wavecom SA ADR                                        5,150,400
                                                                     -----------
                 Total France                                         42,655,413
                                                                     -----------
                 GERMANY: 9.04%
   80,100   @    ADVA AG Optical Networking                          $ 5,879,655
   88,600   @    Aixtron                                              11,879,387
   50,900        Altana AG                                             6,130,058
   44,400   @    D Logistics AG                                        3,127,262
   56,700        Depfa Deutsche Pfandbriefbank AG                      4,185,580
   76,800   @    Direkt Anlage Bank AG                                 3,388,970
   59,700        Merck KGAA                                            2,269,633
   70,000   @    Schneider Technologies AG                             3,498,780
  374,000   @    Senator Entertainment AG                              6,077,761
   88,200        SGL Carbon                                            5,389,700
   32,300        Singulus Technologies                                 1,301,965
  101,800   @    Suess Microtec                                        2,863,746
   60,000        Tecis Holding AG                                      4,338,045
   59,000   @    Telesens AG                                           3,104,180
                                                                     -----------
                 Total Germany                                        63,434,722
                                                                     -----------
                 HONG KONG: 1.93%
4,534,000        China Resources Enterprise                            5,145,006
5,428,000        Cosco Pacific, Ltd.                                   4,001,923
3,719,000        New World Development                                 4,410,918
                                                                     -----------
                 Total Hong Kong                                      13,557,847
                                                                     -----------
                 IRELAND: 0.03%
   65,500   @    Parthus Technologies                                    224,288
                                                                     -----------
                 Total Ireland                                           224,288
                                                                     -----------
                 ITALY: 4.84%
  422,900        Arnoldo Mondadori Editore SPA                         4,952,449
  716,500        Autogrill SPA                                         7,910,368
  515,500        Class Editori SPA                                     7,261,728
4,911,500        Parmalat Finanziaria SPA                              7,085,431
1,302,700        Saipem SPA                                            6,787,596
                                                                     -----------
                 Total Italy                                          33,997,572
                                                                     -----------
                 JAPAN: 16.65%
1,158,000   @    All Nippon Airways                                  $ 3,618,916
  496,000        Alps Electric Co.                                     9,818,632
1,102,000        Citizen Watch Co., Ltd.                              10,816,497
  171,000        Credit Saison                                         3,620,126
  328,000        Daiichi Pharmaceutical Co., Ltd.                      9,318,609
  937,000        Fujikura, Ltd.                                        8,260,954
  496,000        Hitachi Cable, Ltd.                                   5,845,722
  937,000        Komatsu, Ltd.                                         4,156,239
  198,400        Meitec Corp.                                          8,327,655
  827,000        NGK Insulators                                       10,951,886
  386,000        Nippon Electric Glass Co., Ltd.                       8,985,382
   46,000        Nippon System Development                             4,987,215
  165,400        Nitto Denko Corp.                                     5,593,420
   13,600        OBIC Business Consultants                             1,358,567
1,158,000        OKI Electric Industry Co.                             6,887,614
  110,000        Ono Pharmaceutical Co., Ltd.                          4,385,282
1,323,000        Sumitomo Osaka Cement Co.                             5,638,042
  243,000        Ushio, Inc.                                           4,231,316
                                                                     -----------
                 Total Japan                                         116,802,074
                                                                     -----------
                 LUXEMBOURG: 1.13%
   51,200   @    Thiel Logistik AG                                     7,907,597
                                                                     -----------
                 Total Luxembourg                                      7,907,597
                                                                     -----------
                 MEXICO: 0.24%
  370,922   @    Corporation Interamericana de Entretenimiento SA      1,675,695
                                                                     -----------
                 Total Mexico                                          1,675,695
                                                                     -----------
                 NETHERLANDS: 0.72%
   85,500        Fugro NV                                              5,038,968
                                                                     -----------
                 Total Netherlands                                     5,038,968
                                                                     -----------
                 NORWAY: 4.90%
  361,100   @    Frontline, Ltd.                                       5,954,122
  320,400        Schibsted ASA                                         4,868,671
  700,000        Storebrand                                            4,903,545
  372,800   @    TGS Nopec Geophysical Co. ASA                         4,740,856
  346,700        Tomra Systems ASA                                    13,936,750
                                                                     -----------
                 Total Norway                                         34,403,944
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

                  SINGAPORE: 1.61%
   772,000        Overseas Union Bank                                $ 3,736,264
   780,000        Venture MFG (Singapore), Ltd.                        7,549,963
                                                                     -----------
                  Total Singapore                                     11,286,227
                                                                     -----------
                  SOUTH KOREA: 1.10%
    59,000        Hankuk Electric Glass                                3,734,505
   102,140        Samsung SDI Co., Ltd.                                3,977,848
                                                                     -----------
                  Total South Korea                                    7,712,353
                                                                     -----------
                  SPAIN: 3.05%
   158,700        Acciona SA                                           5,003,097
   338,900        Centros Comerciales Carrefour SA                     4,293,729
   556,100        Grupo Dragados SA                                    5,403,331
   323,200        Indra Sistemas SA                                    3,252,814
   374,700        SOL Melia SA                                         3,427,723
                                                                     -----------
                  Total Spain                                         21,380,694
                                                                     -----------
                  SWEDEN: 2.99%
   875,400        Enea Data AB                                         4,248,962
   381,800        HIQ Int'l AB                                         3,094,963
   147,500        JM AB                                                3,365,591
   107,300   @    PerBio Science AB                                    1,089,934
   162,100   @    Pyrosequencing AB                                    2,011,589
    37,600        Svenska Cellulosa AB                                   774,190
 1,081,900        Swedish Match AB                                     3,713,777
   402,000   @    Telelogic AB                                         2,655,245
                                                                     -----------
                  Total Sweden                                        20,954,251
                                                                     -----------
                  SWITZERLAND: 9.42%
     1,500        Ascom Holding AG                                     5,077,603
    37,300        Gretag Imaging Group                                 6,702,214
     5,690   @    Kudelski SA                                          7,660,102
    24,280   @    Logitech Int'l SA                                    7,428,794
     6,600        SEZ Holding AG                                       3,836,782
     4,600        Straumann Holding AG                                 9,941,589
    12,900        Swisslog Holding AG                                  7,104,473
    11,020        Synthes-Stratec, Inc.                                7,019,304
     5,500        Tecan Group AG                                       5,905,096
    22,700        Unaxis Holding AG                                    5,461,588
                                                                     -----------
                  Total Switzerland                                   66,137,545
                                                                     -----------
                  UNITED KINGDOM: 9.50%
    75,600   @    Autonomy Corp. PLC                                 $ 2,661,120
   455,000   @    Baltimore Technologies PLC                           3,502,265
   275,300   @    Celltech Group PLC                                   5,472,414
 1,073,800        Cookson Group PLC                                    2,921,305
   935,900   @    Eidos PLC                                            3,798,847
 1,216,900        Enterprise Oil PLC                                   9,622,847
   271,000   @    Future Network PLC (The)                             1,749,772
   900,000        International Power PLC                              3,630,275
    44,582        Johnson Matthey PLC                                    696,265
   581,100        Matalan PLC                                          5,480,453
   495,400   @    Pharmagene PLC                                       1,890,445
    90,940        Psion PLC                                              550,229
 1,043,800   @    Regus PLC                                            4,743,416
 2,132,400        Safeway PLC                                          8,864,322
 1,193,600        Spirent PLC                                         11,066,540
                                                                     -----------
                  Total United Kingdom                                66,650,515
                                                                     -----------
                  UNITED STATES: 0.40%
   104,000   @    OpenTV Corp.                                         2,795,000
                                                                     -----------
                  Total United States                                  2,795,000
                                                                     -----------
                  Total Common Stocks (Cost $596,448,900)            621,304,659
                                                                     -----------
PREFERRED STOCKS: 3.61%
                  GERMANY: 3.61%
   137,100        Henkel KGAA                                          8,296,427
    45,500        MLP AG                                               6,158,505
     1,400        Porsche AG                                           4,716,520
   195,600        Prosieben SAT.1
                  Media AG                                             6,158,089
                                                                     -----------
                  Total Germany                                       25,329,541
                                                                     -----------
                  Total Preferred
                  Stocks (Cost
                  $ 22,149,554)                                       25,329,541
                                                                     -----------
                  Total Long-Term
                  Investments (Cost
                  $618,598,454)                                      646,634,200
                                                                     -----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.64%
                  Repurchase Agreements: 5.64%
$39,589,000       State Street Repurchase Agreement,
                  6.450% due 11/10/00 (collateralized
                  by $30,355,000 U.S. Treasury Notes,
                  8.75% due 05/15/17, value
                  $40,382,471)                                     $ 39,589,000
                                                                   ------------
                  Total Short-Term Investments
                  (Cost $39,589,000)                                 39,589,000
                                                                   ------------
                  Total Investments in Securities
                  (Cost $658,187,454)                    97.78%    $686,223,200
                  Other Assets and Liabilities-Net        2.22%      15,579,388
                                                        ------     ------------
                  Net Assets                            100.00%    $701,802,588
                                                        ======     ============

@    Non-income producing security
ADR American Depository Receipt

* Cost for federal, Income tax purposes is $667,459,528. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 76,712,881
                  Gross Unrealized Depreciation                     (57,949,209)
                                                                   ------------
                    Net Unrealized Appreciation                    $ 18,763,672
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Small Cap
Growth Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Percentage of
Industry                                          Net Assets
--------                                          ----------
Airlines                                             1.19%
Auto Manufacturers                                   0.67%
Banks                                                1.13%
Biotechnology                                        0.71%
Building Materials                                   0.80%
Chemicals                                            1.69%
Commercial Services                                  1.41%
Computers                                            5.61%
Diversified Financial Services                       2.50%
Electric                                             0.52%
Electrical Components & Equipment                    5.60%
Electronics                                          7.57%
Engineering & Construction                           4.59%
Entertainment                                        0.24%
Environmental Control                                1.99%
Food                                                 2.27%
Forest Products & Paper                              0.11%
Healthcare-Products                                  3.26%
Holding Companies-Diversified                        0.73%
Home Furnishings                                     0.50%
Household Products/Wares                             1.18%
Housewares                                           0.53%
Insurance                                            1.61%
Lodging                                              0.49%
Machinery-Construction & Mining                      0.59%
Machinery-Diversified                                1.48%
Media                                                4.43%
Metal Fabricate/Hardware                             0.69%
Miscellaneous Manufacturing                          1.37%
Oil & Gas Producers                                  4.51%
Oil & Gas Services                                   2.87%
Pharmaceuticals                                      3.93%
Real Estate                                          0.68%
Retail                                               4.81%
Semiconductors                                       2.91%
Software                                             7.99%
Telecommunications                                   7.16%
Tobacco                                              0.53%
Transportation                                       1.29%
Short-Term Investments                               5.64%
Other Assets and Liabilities, Net                    2.22%
                                                   ------
NET ASSETS                                         100.00%
                                                   ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Markets Value
Fund
                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 98.49%
                   ARGENTINA: 6.63%
   183,370    @    Grupo Financiero Galicia SA                         $ 273,279
    40,500         Massalin Particulares                                 315,966
    16,330         Telecom Argentina SA ADR                              280,672
                                                                       ---------
                   Total Argentina                                       869,917
                                                                       ---------
                   BRAZIL: 22.85%
    37,490    @    Centrail Geradoras Sul Do Brasil ADR                  289,756
     1,880         Brasil Telecom Participacoes SA ADR                   101,872
    17,790         Cemig ADR                                             270,148
     6,500         Centrais Eletric DE STA CAT ADR                       224,795
    33,900         Centrais Eletricas Brasileiras SA ADR                 301,090
    16,600         CIA de Bebidas das Americas ADR                       374,537
    41,370         CIA Paranaense de Energia ADR                         374,916
    10,300         Copene-Petroquimica do Nordeste SA ADR                199,156
    11,230         Petroleo Brasileiro SA ADR                            297,814
     3,239         Tele Norte Leste Participacoes SA ADR                  71,663
    12,110         Unibanco - Uniao de Bancos Brasileiros GDR            305,778
    36,300         Usinas Sider de Minas Gerais-Old ADR                  186,408
                                                                       ---------
                   Total Brazil                                        2,997,933
                                                                       ---------
                   CHILE: 6.03%
    10,900         A.F.P. Provida SA ADR                                 231,625
    13,400         Banco Santiago ADR                                    264,650
    35,200         Quinenco SA ADR                                       294,800
                                                                       ---------
                   Total Chile                                           791,075
                                                                       ---------
                   CHINA: 10.28%
 1,407,000         Beijing Datang Power Generation Co., Ltd.           $ 335,558
    25,630         Beijing Yanhua Petrochemical ADR                      131,354
 1,426,000         Beijing Yanhua Petrochemical                          140,790
   472,000         Guangdong Kelon Electric                               88,360
   368,100         Huaneng Power Int'l, Inc.                             143,955
 1,508,000         PetroChina Co., Ltd.                                  317,107
    25,110         Shandong Huaneng Power ADR                            190,836
                                                                       ---------
                   Total China                                         1,347,960
                                                                       ---------
                   COLOMBIA: 0.60%
    34,700         Banco Ganadero ADR                                     78,075
                                                                       ---------
                   Total Colombia                                         78,075
                                                                       ---------
                   ESTONIA: 0.98%
     8,400    @    Eesti Telekom GDR                                     128,520
                                                                       ---------
                   Total Estonia                                         128,520
                                                                       ---------
                   GREECE: 2.46%
    14,100         Hellenic Telecommunications Organization SA ADR       123,375
    11,400         Hellenic TLCM                                         199,135
                                                                       ---------
                   Total Greece                                          322,510
                                                                       ---------
                   HONG KONG: 5.07%
    45,900         Dairy Farm Int'l Holdings ADR                          94,095
   108,900    @    Dairy Farm Int'l Holdings                              44,649
   400,680         First Pacific Co.                                      90,421
    31,938         Jardine Matheson Holdings, Ltd.                       177,256
   262,000         Shangri-La Asia, Ltd.                                 258,674
                                                                       ---------
                   Total Hong Kong                                       665,095
                                                                       ---------
                   HUNGARY: 0.50%
     4,300         Mol Magyar Olaj- es Gazipari Rt. GDR                   65,145
                                                                       ---------
                   Total Hungary                                          65,145
                                                                       ---------
                   INDIA: 1.15%
    20,500         Videsh Sanchar Nigam, Ltd. ADR                        151,188
                                                                       ---------
                   Total India                                           151,188
                                                                       ---------
                   INDONESIA: 0.96%
    18,000         Indosat (Persero) TBK ADR                             127,125
                                                                       ---------
                   Total Indonesia                                       127,125
                                                                       ---------
                   ISRAEL: 5.43%
   140,700         Bank Leumi Le                                       $ 276,369
     8,640         ECI Telecom, Ltd.                                     204,120
    15,610         Koor Industries, Ltd. ADR                             232,199
                                                                       ---------
                   Total Israel                                          712,688
                                                                       ---------
                   LUXEMBOURG: 1.94%
    30,860         Quilmes Industrial SA ADR                             254,595
                                                                       ---------
                   Total Luxembourg                                      254,595
                                                                       ---------
                   MEXICO: 8.13%
    14,470    @    Grupo Financiero Inbursa SA ADR                       269,889
    24,050         Panamerican Beverages, Inc.                           396,825
     7,400         Telefonos de Mexico SA ADR                            399,137
                                                                       ---------
                   Total Mexico                                        1,065,851
                                                                       ---------
                   PANAMA: 2.45%
    12,800         Banco Latinoamericano de Exportaciones                320,800
                                                                       ---------
                   Total Panama                                          320,800
                                                                       ---------
                   PHILIPPINES: 1.71%
    10,000         Philippine Long Distance Telephone ADR                155,000
 3,993,595         RFM Corp.                                              69,488
                                                                       ---------
                   Total Philippines                                     224,488
                                                                       ---------
                   POLAND: 0.65%
    22,000         Polski Koncern Naftowy Orlen                           84,278
                                                                       ---------
                   Total Poland                                           84,278
                                                                       ---------
                   RUSSIA: 2.43%
     2,900         Lukoil-Holding ADR                                    154,860
    20,360         OAO Gazprom ADR                                       163,898
                                                                       ---------
                   Total Russia                                          318,758
                                                                       ---------
                   SINGAPORE: 2.51%
    27,916         DBS Group Holdings, Ltd.                              329,022
                                                                       ---------
                   Total Singapore                                       329,022
                                                                       ---------
                   SOUTH AFRICA: 6.03%
    15,400         De Beers Consolidated Mines, Ltd.                     423,609
    96,800         Iscor, Ltd.                                           153,616
    28,000         Sasol, Ltd.                                           214,396
                                                                       ---------
                   Total South Africa                                    791,621
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Markets Value
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------
                   SOUTH KOREA: 5.10%
    29,530         Korea Electric Power Corp. ADR                     $  359,897
     8,400         Korea Telecom ADR                                     309,750
                                                                      ----------
                   Total South Korea                                     669,647
                                                                      ----------
                   UNITED KINGDOM: 2.91%
    63,300         South African Breweries PLC                           381,157
                                                                      ----------
                   Total United Kingdom                                  381,157
                                                                      ----------
                   VENEZUELA: 1.69%
    11,680         Compania Anonima Nacional Telefonos
                   de Venezuela ADR                                      221,920
                                                                      ----------
                   Total Venezuela                                       221,920
                                                                      ----------
                   Total Common Stocks (Cost $13,862,207)             12,919,368
                                                                      ----------
                   Total Long Term Investments (Cost $13,862,207)     12,919,368
                                                                      ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.88%

                   REPURCHASE AGREEMENT: 0.88%
$ 116,000          State Street Bank & Trust
                   Repurchase Agreement, 6.45% due
                   11/01/00 (Collateralized by
                   $125,000 U.S. Treasury Notes,
                   4.750% Due 11/15/08, Market Value
                   $119,375)                                        $   116,000
                                                                    -----------
                   Total Short-Term Investments
                   (Cost $116,000)                                      116,000
                                                                    -----------
                   Total Investments in Securities
                   (Cost $13,978,207)*                  99.37%      $13,035,368
                   Other Assets and
                   Liabilities-Net                       0.63%           82,322
                                                       ------       -----------
                   Net Assets                          100.00%      $13,117,690
                                                       ======       ===========

@   Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                    $ 2,119,364
                   Gross Unrealized Depreciation                     (3,062,203)
                                                                    -----------
                   Net Unrealized Depreciation                      $  (942,839)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Markets Value
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                             Percentage of
Industry                                       Net Assets
--------                                       ----------
Banks                                           12.00%
Beverages                                       10.73%
Chemicals                                        3.59%
Diversified Finan Services                       5.91%
Electric                                        18.99%
Food                                             1.59%
Gas                                              1.25%
Holding Companies-Diversified                    4.29%
Home Furnishings                                 0.67%
Investment Companies                             1.77%
Iron/Steel                                       2.59%
Lodging                                          1.97%
Mining                                           3.23%
Miscellaneous Manufacturing                      0.64%
Oil & Gas Producers                              8.00%
Telecommunications                              18.86%
Tobacco                                          2.41%
Short-Term Investments                           0.88%
Other Assets and Liabilities, Net                0.63%
                                               ------
NET ASSETS                                     100.00%
                                               ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS: 90.89%
                  ARGENTINA: 0.43%
    57,500   @    Grupo Financiero Galicia SA ADR                     $  837,344
                                                                      ----------
                  Total Argentina                                        837,344
                                                                      ----------
                  BELGIUM: 1.02%
    64,700        Fortis (B)                                           1,982,050
                                                                      ----------
                  Total Belgium                                        1,982,050
                                                                      ----------
                  BRAZIL: 11.00%
    28,000        Brasil Telecom Participacoes SA ADR                  1,517,250
    51,200        Companhia Brasileira de Distribuicao Grupo
                  Pao de Acucar ADR                                    1,824,000
    49,000        Cia de Bebidas das Americas ADR                      1,105,563
   193,700        Cia Paranaense de Energia ADR                        1,755,406
    65,000        Centrais Eletricas Brasileiras SA                    1,154,269
    33,030        Empresa Bras de Aeronautica ADR                        955,806
   101,100        Embratel Participacoes SA ADR                        1,636,556
   139,510   @    Petroleo Brasileiro SA ADR                           4,054,509
    29,200        Tele Celular Sul Participacoes SA ADR                  735,475
   131,909        Tele Norte Leste Participacoes SA ADR                2,918,487
    50,700   @    Telesp Celular Participacoes SA ADR                  1,603,387
    50,175        Unibanco -- Uniao de Bancos Brasileiros GDR          1,266,919
    44,900        Votorantim Celulose e Papel SA ADR                     774,525
                                                                      ----------
                  Total Brazil                                        21,302,152
                                                                      ----------
                  CHILE: 0.65%
    82,200        Compania Telecomunicaciones de Chile SA ADR          1,253,550
                                                                      ----------
                  Total Chile                                          1,253,550
                                                                      ----------
                  CHINA: 2.47%
 4,200,000        Beijing Capital Int'l Airport                       $  963,970
13,220,000   @    China Petroleum & Chemical Corp                      2,593,486
 7,600,000        Zhejiang Expressway Co.                              1,227,850
                                                                      ----------
                  Total China                                          4,785,306
                                                                      ----------
                  CZECH REPUBLIC: 0.71%
    36,480   @    Ceske Radiokomunikace GDR                            1,368,000
                                                                      ----------
                  Total Czech Republic                                 1,368,000
                                                                      ----------
                  EGYPT: 0.20%
    20,000   @    Mobinil-Egyptian Mobile Netork                         395,666
                                                                      ----------
                  Total Egypt                                            395,666
                                                                      ----------
                  FRANCE: 1.95%
    30,500        Alcatel SA                                           1,860,938
    13,300        Total Fina Elf SA                                    1,902,885
                                                                      ----------
                  Total France                                         3,763,823
                                                                      ----------
                  GERMANY: 2.08%
     6,100        Allianz AG                                           2,068,256
    24,000        Deutsche Bank AG                                     1,964,951
                                                                      ----------
                  Total Germany                                        4,033,207
                                                                      ----------
                  GREECE: 2.87%
    75,900        Alpha Bank SA                                        2,805,280
    40,000        National Bank Of Greece SA                           1,520,392
    70,000        Hellenic Telecommunications Organization SA          1,222,761
                                                                      ----------
                  Total Greece                                         5,548,433
                                                                      ----------
                  HONG KONG: 4.00%
   749,900   @    China Mobile (Hong Kong) Ltd                         4,807,668
    73,000   @    China Unicom ADR                                     1,496,500
   220,000   @    China Unicom                                           441,467
 1,362,000        Cosco Pacific Ltd.                                   1,004,167
                                                                      ----------
                  Total Hong Kong                                      7,749,802
                                                                      ----------
                  HUNGARY: 1.80%
    90,000        Matav Rt. ADR                                        2,115,000
    30,000        OTP Bank Rt. GDR                                     1,378,500
                                                                      ----------
                  Total Hungary                                        3,493,500
                                                                      ----------
                  INDIA: 3.28%
   170,000        Hindustan Lever Ltd.                                $  645,053
    12,400   @    Infosys Technologies Ltd.                            1,897,760
   330,000        Mahanagar Telephone Nigam                              993,276
   240,000        Reliance Industries Ltd.                             1,553,122
    23,900   @    Wipro Ltd. ADR                                       1,257,737
                                                                      ----------
                  Total India                                          6,346,948
                                                                      ----------
                  ISRAEL: 3.46%
    32,600   @    AudioCodes Ltd                                       1,289,737
   671,900        Bank Hapoalim Ltd.                                   1,699,636
    19,650   @    Orbotech Ltd.                                        1,040,222
    45,000        Teva Pharmaceutical Industries ADR                   2,660,625
                                                                      ----------
                  Total Israel                                         6,690,220
                                                                      ----------
                  ITALY: 1.02%
   134,800        Mediolanum SPA                                       1,975,538
                                                                      ----------
                  Total Italy                                          1,975,538
                                                                      ----------
                  JAPAN: 1.79%
    87,000        Nomura Securities Co Ltd                             1,845,805
    20,300        Sony Corp.                                           1,622,288
                                                                      ----------
                  Total Japan                                          3,468,093
                                                                      ----------
                  MALAYSIA: 3.40%
   500,000        MAA Holdings Bhd                                     1,000,000
   612,000        Malayan Banking Berhad                               2,448,000
   125,000        Nestle (Malaysia) Berhad                               661,184
   500,000        Tenaga Nasional Berhad                               1,618,421
   600,000        United Engineers (Malaysia)                            852,632
                                                                      ----------
                  Total Malaysia                                       6,580,237
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

                   MEXICO: 13.80%
    105,725        Cemex SA ADR                                      $ 2,233,441
     84,635        Coca-Cola Femsa SA ADR                              1,623,934
    234,430   @    Corp Interamericana de Entretenimiento SA           1,059,072
     51,600        Fomento Economico Mexicano SA ADR                   1,970,475
  1,998,000   @    GPO Fin Banamex AC ADR                              3,104,866
     87,000        Grupo Elektra SA ADR                                  897,188
     79,850   @    Grupo Iusacell S.A de C.V. ADR                      1,038,050
     36,435   @    Grupo Televisa SA ADR                               1,972,044
    148,201        Telefonos de Mexico SA ADR                          7,993,591
     44,100        Tubos de Acero de Mexico SA ADR                       670,761
    131,600        TV Azteca SA DE CV ADR                              1,645,000
  1,045,000   @    Walmart de Mexico/Mexico City                       2,513,464
                                                                     -----------
                   Total Mexico                                       26,721,886
                                                                     -----------
                   NETHERLANDS: 1.05%
     51,700        Koninklijke Philips Electronics NV                  2,031,742
                                                                     -----------
                   Total Netherlands                                   2,031,742
                                                                     -----------
                   POLAND: 0.84%
     15,000   @    Bank Pekao SA GDR                                     151,125
     14,000        Prokom Software SA                                    551,383
    185,000        Telekomunikacja Polska SA GDR                         929,625
                                                                     -----------
                   Total Poland                                        1,632,133
                                                                     -----------
                   RUSSIA: 3.24%
     52,000   @    Mobile Telesystems ADR                              1,436,500
     55,000        Lukoil-Holding ADR                                  2,923,250
    150,000        Surgutneftegaz ADR                                  1,920,000
                                                                     -----------
                   Total Russia                                        6,279,750
                                                                     -----------
                   SOUTH AFRICA: 1.67%
     75,500        Impala Platinum Holdings Ltd.                       3,234,987
                                                                     -----------
                   Total South Africa                                  3,234,987
                                                                     -----------
                   SOUTH KOREA: 6.62%
     40,000        H&CB                                              $   961,758
     70,000        Korea Electric Power Corp.                          1,563,077
    200,000        LG Engineering & Construction Ltd.                    728,791
     22,000        Pohang Iron & Steel Co.                             1,278,418
     40,000        Samsung Electro-Mechanics                           1,280,000
     15,000        Samsung Electronics                                 1,879,121
     42,000        Samsung Securities Co. Ltd.                           760,615
     45,000        Shinsegae Department Store                          2,072,967
     10,730        SK Telecom                                          2,287,495
                                                                     -----------
                   Total South Korea                                  12,812,242
                                                                     -----------
                   SWEDEN: 1.97%
    613,000        Swedish Match AB                                    2,104,210
    127,900        Telefonaktiebolaget LM Ericsson                     1,702,381
                                                                     -----------
                   Total Sweden                                        3,806,591
                                                                     -----------
                   SWITZERLAND: 1.96%
        929        Nestle SA                                           1,925,080
      1,227        Novartis                                            1,861,387
                                                                     -----------
                   Total Switzerland                                   3,786,467
                                                                     -----------
                   TAIWAN: 2.12%
    100,000   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR     2,268,750
    140,000   @    United Microelectronics ADR                         1,592,500
     35,000   @    Via Technologies Inc/Taiwan                           251,390
                                                                     -----------
                   Total Taiwan                                        4,112,640
                                                                     -----------
                   THAILAND: 0.70%
  2,607,000   @    Thai Farmers Bank                                   1,347,631
                                                                     -----------
                   Total Thailand                                      1,347,631
                                                                     -----------
                   TURKEY: 5.01%
 65,000,000        Aksigorta                                           1,285,743
 20,000,000   @    Anadolu Efes Biracilik Ve Malt Sanayii AS           1,172,187
109,542,700        Hurriyet Gazeteci                                   1,316,146
 30,000,000        KOC Holding AS                                      1,912,130
140,000,000        Turkiye Garanti Bankasi                             1,435,929
 25,000,000   @    Turkcell Iletisim Hizmet AS                         1,098,925
170,000,000        Yapi VE Kredi Bankasi                               1,469,629
                                                                     -----------
                   Total Turkey                                        9,690,689
                                                                     -----------
                   UNITED KINGDOM: 9.78%
     69,200        Barclays PLC                                      $ 1,980,000
    167,700        British Telecommunications PLC                      1,966,059
    209,100        Diageo PLC                                          1,973,575
    566,565   @    Dimension Data Holdings PLC                         4,877,658
     63,300        Glaxo Wellcome PLC                                  1,822,207
    168,500        Provident Financial PLC                             2,149,023
    143,400        Reckitt Benckiser PLC                               1,885,079
    548,200        Vodafone Group PLC                                  2,280,839
                                                                     -----------
                   Total United Kingdom                               18,934,440
                                                                     -----------
                   UNITED STATES: 0.00%
        267   @    Winbond Electronics Corp.                               2,596
                                                                     -----------
                   Total United States                                     2,596
                                                                     -----------
                   Total Common Stock (Cost $169,480,039)            175,967,663
                                                                     -----------
PREFERRED STOCK: 1.29%
                   BRAZIL: 1.29%
     18,767        Banco Itau SA                                       1,459,874
     45,200        CVRD-Companhia Vale do Rio Doce                     1,041,801
                                                                     -----------
                   Total Brazil                                        2,501,675
                                                                     -----------
                   Total Preferred Stock (Cost $2,996,617)             2,501,675
                                                                     -----------
                   Total Long Term Investments
                   (Cost $172,476,656)                               178,469,338
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
Principal Amount                                                         Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 11.85%
                   U.S. GOVERNMENT SECURITIES: 7.20%
$ 8,000,000        Federal National Mortgage
                   Association, 6.430%, due 11/02/00               $  7,998,571
  6,000,000        U.S. Treasury Bill, 6.120%,
                   due 01/11/01                                       5,927,580
                                                                   ------------
                                                                     13,926,151
                                                                   ------------
                   COMMERCIAL PAPER: 4.65%
  9,000,000        Nestle Capital Corp.,
                   6.350%, due 11/01/00                               9,000,000
                                                                   ------------
                   Total Short-Term Investments
                   (Cost $22,926,151)                                22,926,151
                                                                   ------------
                   Total Investments in Securities
                   (Cost $195,402,807)*                 104.03%    $201,395,489
                   Other Assets and Liabilities-Net      -4.03%      (7,797,763)
                                                       -------     ------------
                   Net Assets                           100.00%    $193,597,726
                                                       =======     ============

 @   Non-income producing security
 ADR -- American Depository Receipt
 GDR -- Global Depository Receipt

* Cost for federal income tax purposes is $196,173,515. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $ 14,421,993
                   Gross Unrealized Depreciation                     (9,200,019)
                                                                   ------------
                   Net Unrealized Appreciation                     $  5,221,974
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Percentage of
Industry                                           Net Assets
--------                                           ----------
Aerospace/Defense                                     0.50%
Banks                                                11.31%
Beverages                                             3.04%
Building Materials                                    1.16%
Chemicals                                             0.80%
Commercial Services                                   1.15%
Diversified Financial Services                        3.91%
Electric                                              3.15%
Electrical Components & Equipment                     0.97%
Electronics                                           2.25%
Engineering & Construction                            1.32%
Entertainment                                         0.55%
Food                                                  2.28%
Forest Products & Paper                               0.40%
Holding Companies-Diversified                         2.65%
Home Furnishings                                      0.84%
Household Products/Wares                              1.31%
Insurance                                             3.26%
Iron/Steel                                            0.66%
Metal Fabricate/Hardware                              0.35%
Mining                                                2.21%
Oil & Gas Producers                                   6.91%
Pharmaceuticals                                       3.27%
Retail                                                2.83%
Semiconductors                                        2.13%
Software                                              3.79%
Sovereign                                             4.13%
Telecommunications                                   23.96%
Tobacco                                               1.09%
Short-term Investments                               11.85%
Other Assets and Liabilities, Net                    -4.03%
                                                    -------
Net Assets                                          100.00%
                                                    =======

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide Emerging
Markets Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 79.24%
                  ARGENTINA: 0.45%
    25,225   @    Grupo Financiero Galicia SA                         $  367,339
                                                                      ----------
                  Total Argentina                                        367,339
                                                                      ----------
                  BRAZIL: 10.54%
    12,280        Brasil Telecom Participacoes SA ADR                    665,422
    28,515        Centrais Eletricas Brasileiras SA                      506,369
    21,500        Cia de Bebidas das Americas ADR                        485,094
    75,770        Cia Paranaense de Energia ADR                          686,665
    16,460        Companhia Brasileira de Distribuicao
                  Grupo Pao de Acucar ADR                                586,387
    44,350        Embratel Participacoes SA ADR                          717,916
    14,500        Empresa Bras de Aeronautica ADR                        419,594
    53,200   @    Petroleo Brasileiro SA ADR                           1,546,125
    12,810        Tele Celular Sul Participacoes SA ADR                  322,652
    50,870        Tele Norte Leste Participacoes SA ADR                1,125,499
    22,240        Telesp Celular Participacoes SA ADR                    703,340
    22,000        Unibanco - Uniao de Bancos Brasileiros GDR             555,500
    15,400        Votorantim Celulose e Papel SA Adr                     265,650
                                                                      ----------
                  Total Brazil                                         8,586,213
                                                                      ----------
                  CHILE: 0.49%
    26,300        Compania Telecomunicaciones de Chile SA ADR            401,075
                                                                      ----------
                  Total Chile                                            401,075
                                                                      ----------
                  CHINA: 5.91%
 5,260,000   @    China Petroleum & Chemical Corp.                    $1,031,902
   178,800        PetroChina Ltd. ADR                                  3,788,325
                                                                      ----------
                  Total China                                          4,820,227
                                                                      ----------
                  CZECH REBPUBLIC: 0.46%
    10,000   @    Ceske Radiokomunikace GDR                              376,250
                                                                      ----------
                  Total Czech Republic                                   376,250
                                                                      ----------
                  EGYPT: 0.61%
    25,000   @    Mobinil-Egyptian Mobile Netork                         494,582
                                                                      ----------
                  Total Egypt                                            494,582
                                                                      ----------
                  FRANCE: 0.98%
     5,600        Total Fina Elf SA                                      801,215
                                                                      ----------
                  Total France                                           801,215
                                                                      ----------
                  GREECE: 3.16%
    40,000        Alpha Bank SA                                        1,478,409
    30,000        Hellenic Telecommunications Organization SA            524,040
    15,000        National Bank Of Greece SA                             570,147
                                                                      ----------
                  Total Greece                                         2,572,596
                                                                      ----------
                  HONG KONG: 1.49%
24,500,000   @    China Star Entertainment                               669,124
 3,590,000        Yuxing Infotech Holdings Ltd.                          547,776
                                                                      ----------
                  Total Hong Kong                                      1,216,900
                                                                      ----------
                  HUNGARY: 1.29%
    25,000        Matav Rt. ADR                                          587,500
    10,000        OTP Bank Rt. GDR                                       459,500
                                                                      ----------
                  Total Hungary                                        1,047,000
                                                                      ----------
                  INDIA: 7.22%
   216,600   @    Fujitsu ICIM Ltd.                                      551,383
    46,850        HCL Technologies Ltd.                                1,189,677
   250,000   @    Satyam Computer Services                             1,639,716
    42,400   @    Television Eighteen India Ltd.                         423,774
   360,000        Videsh Sanchar Nigam Ltd.                            1,621,518
     8,800   @    Wipro Ltd. ADR                                         463,100
                                                                      ----------
                  Total India                                          5,889,168
                                                                      ----------
                  ISRAEL: 2.11%
   170,000        Bank Hapoalim Ltd.                                  $  430,031
     7,300   @    Nice Systems Ltd. ADR                                  341,275
    16,000        Teva Pharmaceutical Industries ADR                     946,000
                                                                      ----------
                  Total Israel                                         1,717,306
                                                                      ----------
                  ITALY: 1.02%
    56,800        Mediolanum SPA                                         832,423
                                                                      ----------
                  Total Italy                                            832,423
                                                                      ----------
                  MEXICO: 10.47%
   116,500        Cemex SA                                               489,757
    27,150        Coca-Cola Femsa S.A. ADR                               520,941
    75,000   @    Corp Interamericana de Entretenimiento SA              338,824
    16,550        Fomento Economico Mexicano SA ADR                      632,003
    27,930        Grupo Elektra SA GDR                                   288,028
   639,000   @    Grupo Financiero Banamex Accival SA ADR                992,998
    25,560   @    Grupo Iusacell S.A de C.V. ADR                         332,280
    11,700        Grupo Televisa SA GDR                                  633,262
    47,435        Telefonos de Mexico SA ADR                           2,558,525
    13,780        Tubos de Acero de Mexico SA ADR                        209,594
    58,035        TV Azteca SA DE CV Adr                                 725,437
   334,000        Walmart de Mexico/Mexico City                          803,346
                                                                      ----------
                  Total Mexico                                         8,524,995
                                                                      ----------
                  POLAND: 0.52%
     5,000   @    Bank Pekao SA GDR                                       50,375
    75,000        Telekomunikacja Polska SA GDR                          376,875
                                                                      ----------
                  Total Poland                                           427,250
                                                                      ----------
                  PORTUGAL: 1.83%
   408,545   @    Pararede SGPS SA                                     1,494,240
                                                                      ----------
                  Total Portugal                                       1,494,240
                                                                      ----------
                  RUSSIA: 3.49%
    17,000        Lukoil-Holding ADR                                     888,250
    22,000   @    Mobile Telesystems ADR                                 607,750
   106,000        Moscow Telephone                                       583,000
    60,000        Surgutneftegaz ADR                                     768,000
                                                                      ----------
                  Total Russia                                         2,847,000
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide Emerging
Markets Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------

                  SINGAPORE: 1.87%
    90,000   @    ST Assembly Test Services Ltd. ADR                  $1,524,375
                                                                      ----------
                  Total Singapore                                      1,524,375
                                                                      ----------
                  SOUTH AFRICA: 1.31%
   671,900   @    Ixchange Technology Holdings                           577,562
 2,649,000   @    Metropolis Transactive Holdings Ltd.                    87,579
 5,100,000   @    Paradigm Capital Holdings Ltd.                         249,547
 2,085,100   @    Union Alliance Media Ltd.                              151,660
                                                                      ----------
                  Total South Africa                                   1,066,348
                                                                      ----------
                  SOUTH KOREA: 9.49%
   526,836   @    C&Tel Co Ltd.                                          351,996
    74,000        Hyundai Electronics Industries                         454,734
   137,000        Korea Electric Power Corp.                           3,059,165
    55,000        Korea Telecom ADR                                    2,028,125
   101,396        LG Electronics                                       1,412,853
   264,300        Mirae Co. Ltd.                                         425,203
                                                                      ----------
                  Total South Korea                                    7,732,076
                                                                      ----------
                  SWEDEN: 1.09%
   258,000        Swedish Match AB                                       885,622
                                                                      ----------
                  Total Sweden                                           885,622
                                                                      ----------
                  SWITZERLAND: 0.96%
       516        Novartis                                               782,784
                                                                      ----------
                  Total Switzerland                                      782,784
                                                                      ----------
                  TAIWAN: 3.12%
   269,982   @    Cosmo Electronics Corp.                                316,790
 2,855,000   @    RF-Link System Inc.                                    587,794
    40,000   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR        907,500
   754,000   @    Winbond Electronics Corp.                              730,656
                                                                      ----------
                  Total Taiwan                                         2,542,740
                                                                      ----------
                  THAILAND: 0.46%
 3,493,293        KR Precision Public Company Ltd.                       373,062
                                                                      ----------
                  Total Thailand                                         373,062
                                                                      ----------
                  TURKEY: 4.70%
25,000,000        Aksigorta                                           $  494,516
 7,500,000   @    Anadolu Efes Biracilik Ve Malt Sanayii AS              439,570
56,840,000        Dogan Sirketler Grubu Hldgs                            978,586
10,000,000        KOC Holding AS                                         637,377
 8,000,000   @    Turkcell Iletisim Hizmet AS                            351,656
40,000,000   @    Turkiye Garanti Bankasi                                410,265
60,000,000        Yapi VE Kredi Bankasi                                  518,693
                                                                      ----------
                  Total Turkey                                         3,830,663
                                                                      ----------
                  UNITED KINGDOM: 3.99%
    29,100        Barclays PLC                                           832,630
    70,500        British Telecommunications PLC                         826,519
    88,000        Diageo PLC                                             830,581
    26,700        Glaxo Wellcome PLC                                     768,609
                                                                      ----------
                  Total United Kingdom                                 3,258,339
                                                                      ----------
                  UNITED STATES: 0.21%
    85,000   @    Uproar Inc.                                            173,115
                                                                      ----------
                  Total United States                                    173,115
                                                                      ----------
                  Total Common Stocks (Cost $98,877,683)              64,584,903
                                                                      ----------
PREFERRED STOCKS: 1.35%
                  BRAZIL: 1.35%
     8,233        Banco Itau SA                                          640,440
    19,830        CVRD-Companhia Vale do Rio Doce                        457,056
                                                                      ----------
                  Total Brazil                                         1,097,496
                                                                      ----------
                  Total Preferred Stocks (Cost $1,190,739)             1,097,496
                                                                      ----------
                  Total Long Term Investments (Cost $100,068,422)     65,682,399
                                                                      ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 12.73%
$10,500,000       U.S. Treasury Bills: 6.120%
                  due 01/11/01                                     $ 10,373,265
                                                                   ------------
                  Total Short-Term Investments
                  (Cost $10,373,265)                                 10,373,265
                                                                   ------------
                  Total Investments in Securities
                  (Cost $110,441,687)*                 93.32%        76,055,664
                  Other Assets and Liabilities-Net      6.68%         5,440,689
                                                      ------       ------------
                  Net Assets                          100.00%      $ 81,496,353
                                                      ======       ============

@   Non-income producing security
ADR- American Depository Receipts
GDR- Global Depository Receipts

* Cost for federal income tax purposes is $110,534,194. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  3,849,163
                  Gross Unrealized Depreciation                     (38,327,693)
                                                                   ------------
                  Net Unrealized Depreciation                      $(34,478,530)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide Emerging
Markets Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Percentage of
Industry                                            Net Assets
--------                                            ----------
Aerospace/Defense                                      0.51%
Banks                                                  7.29%
Beverages                                              2.79%
Building Materials                                     0.60%
Computers                                              1.81%
Diversified Financial Services                         1.97%
Electric                                               5.22%
Electrical Components & Equipment                      1.73%
Electronics                                            0.39%
Entertainment                                          1.24%
Food                                                   0.72%
Forest Products & Paper                                0.33%
Holding Companies-Diversified                          3.51%
Home Furnishings                                       0.72%
Insurance                                              1.63%
Internet                                               1.03%
Media                                                  2.19%
Metal Fabricate/Hardware                               0.26%
Mining                                                 0.56%
Oil & Gas Producers                                   10.81%
Pharmaceuticals                                        3.06%
Retail                                                 1.77%
Semiconductors                                         4.96%
Software                                               5.31%
Telecommunications                                    19.09%
Tobacco                                                1.09%
Short-Term Investments                                12.73%
Other Assets and Liabilities, Net                      6.68%
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Global Technology
Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 90.92%
                 BERMUDA: 3.38%
   26,000   @    FLAG Telcom Holdings, Ltd.                            $ 300,625
                                                                       ---------
                 Total Bermuda                                           300,625
                                                                       ---------
                 FINLAND: 1.76%
    7,100        Sonera OYJ                                              156,411
                                                                       ---------
                 Total Finland                                           156,411
                                                                       ---------
                 FRANCE: 4.49%
    6,400        Alcatel SA                                              399,200
                                                                       ---------
                 Total France                                            399,200
                                                                       ---------
                 GERMANY: 3.42%
      499   @    Adlink Internet Media AG                                  3,049
    4,000   @    Elmos Semiconductor AG                                  132,382
    4,000   @    Infineon Technologies AG                                168,939
                                                                       ---------
                 Total Germany                                           304,370
                                                                       ---------
                 HONG KONG: 0.34%
  200,000        Yuxing Infotech Holdings, Ltd.                           30,517
                                                                       ---------
                 Total Hong Kong                                          30,517
                                                                       ---------
                 ISRAEL: 0.26%
    2,500   @    Orckit Communications, Ltd.                              12,344
    2,500   @    Tioga Technologies, Ltd.                                 10,547
                                                                       ---------
                 Total Israel                                             22,891
                                                                       ---------
                 JAPAN: 23.42%
    5,200        Capcom Co., Ltd.                                        201,109
    1,400        Citizen Electronics Co.                                 102,002
   12,000        Fujitsu, Ltd.                                           213,793
      600        Hikari Tsushin Inc.                                      10,173
    9,000        Matsushita Electric Industrial Co.                      261,467
   28,000        Mitsubishi Electric Corp.                               201,182
       13        NTT Data Corp.                                          101,269
       13        NTT Docomo Inc.                                         320,488
      600        Softbank Corp.                                           36,017
    3,800        Sony Corp.                                              303,680
    5,000        Square Co., Ltd.                                        174,128
    2,000        Tokyo Electron, Ltd.                                    156,532
                                                                       ---------
                 Total Japan                                           2,081,840
                                                                       ---------
                 NETHERLANDS: 5.99%
    6,305        Koninklijke Philips Electronics NV                    $ 247,778
    8,000   @    United Pan-Europe Communications NV                     140,189
   12,000   @    World Online International NV                           144,092
                                                                       ---------
                 Total Netherlands                                       532,059
                                                                       ---------
                 PORTUGAL: 2.56%
    2,000   @    Impreza SGPS                                             15,869
   58,002   @    Pararede SGPS S.A.                                      212,140
                                                                       ---------
                 Total Portugal                                          228,009
                                                                       ---------
                 SOUTH KOREA: 3.81%
    5,000        Korea Telecom ADR                                       184,375
   47,900        Mirae Co. Limited ADR                                   154,178
                                                                       ---------
                 Total South Korea                                       338,553
                                                                       ---------
                 SPAIN: 3.11%
   14,500   @    Telefonica S.A.                                         276,487
                                                                       ---------
                 Total Spain                                             276,487
                                                                       ---------
                 SWEDEN: 2.22%
   14,800        Telefonaktiebolaget
                 LM Ericsson                                             196,992
                                                                       ---------
                 Total Sweden                                            196,992
                                                                       ---------
                 SWITZERLAND: 2.56%
    9,000        Swisscom AG ADR                                         227,250
                                                                       ---------
                 Total Switzerland                                       227,250
                                                                       ---------
                 TAIWAN: 1.31%
    5,120   @    Taiwan Semiconductor Manufacturing Co. Limited          116,160
                                                                       ---------
                 Total Taiwan                                            116,160
                                                                       ---------
                 UNITED KINGDOM: 3.05%
   65,200        Vodafone Group, PLC                                     271,271
                                                                       ---------
                 Total United Kingdom                                    271,271
                                                                       ---------
                 UNITED STATES: 29.24%
    1,500   @    Agilent Technologies, Inc.                            $  69,469
        0   @    Avaya Inc.                                                   --
    4,500   @    Caliper Technologies Corp., NMS                         253,547
    2,500   @    Conexant Systems, Inc.                                   65,859
    8,000   @    Electronic Arts, Inc.                                   399,750
    6,300   @    Entrust Technologies, Inc.                              193,528
    7,900   @    Intersil Holding Corp.                                  378,706
   20,000   @    Litronic, Inc.                                          142,500
    6,000        Lucent Technologies, Inc.                               139,875
    9,000   @    Motient Corp.                                           108,844
      500   @    New Focus, Inc.                                          31,734
    4,000   @    Phone.com, Inc.                                         370,375
   25,000   @    Saflink Corp.                                            32,031
    5,900   @    Vitesse Semiconductor Corp.                             412,631
                                                                       ---------
                 Total United States                                   2,598,849
                                                                       ---------
                 Total Common Stocks (Cost $12,101,862)                8,081,484
                                                                       ---------
                 Total Long-Term Investments (Cost $12,101,862)        8,081,484
                                                                       ---------
                 Total Investments in Securities
                 (Cost $12,101,962)*                       90.92%     $8,081,484
                                                          ------      ----------
                 Other Assets and Liabilities-Net           9.08%        806,714
                 Net Assets                               100.00%     $8,888,197
                                                          ------      ----------

@   Non-income producing security
ADR American Depository Receipt

* Cost for federal income tax purposes is $12,340,632. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                      $   216,328
                 Gross Unrealized Depreciation                       (4,475,476)
                                                                    -----------
                 Depreciation Net Unrealized                        $(4,259,148)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
Global Technology
Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                   Percentage of
Industry                                             Net Assets
--------                                             ----------
Advertising Services                                    0.03%
Audio/Video Products                                    6.36%
Cellular Telecommunications                             6.66%
Computer Services                                       1.95%
Computers-Integrated Systems                            2.41%
Electric Products-Miscellaneous                         2.26%
Electronic Components-Semiconductor                    11.35%
Electronic Components-Miscellaneous                     4.30%
Electronic Measurement Instruments                      0.78%
Enterprise Software/Service                             2.39%
Entertainment Software                                  8.71%
Internet Content-Entertainment                          1.62%
Internet Incubators                                     0.41%
Internet Security                                       2.18%
Internet Telephony                                      4.17%
Multimedia                                              0.18%
Networking Products                                     1.57%
Semicon Components-Integrated Circuits                  5.95%
Semiconductor Equipment                                 3.50%
Telecommunication Equipment                             6.95%
Telecommunication Services                              7.78%
Telecommunications Equiptment Fiber Optics              3.74%
Telephone-Integrated                                    5.67%
Other Assets and Liabilities, Net                       9.08%
                                                      ------
NET ASSETS                                            100.00%
                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund
                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS: 83.62%
                 HONG KONG: 31.93%
  150,000        Bank of East Asia                                    $  338,505
   85,000        Cheung Kong Holdings                                    940,024
  276,000        China Everbright Ltd.                                   245,955
  304,000        China Merchants Holdings Int'l Co. Ltd.                 210,488
  131,500   @    China Mobile Hong Kong Ltd.                             843,057
1,250,000        China National Aviation                                 189,127
  110,000   @    China Unicom                                            220,733
   48,000        Citic Pacific Ltd.                                      192,640
   70,000        DAO Heung Bank Group Ltd.                               353,635
   80,700        Hutchison Whampoa                                     1,003,706
  750,000        JCG Holdings Ltd.                                       399,040
  555,972   @    Pacific Century CyberWorks Ltd.                         427,699
   40,000        Sun Hung Kai Properties Ltd.                            328,247
   60,000        Television Broadcasts Ltd.                              328,504
                                                                      ----------
                 Total Hong Kong                                       6,021,360
                                                                      ----------
                 INDONESIA: 0.51%
   90,000        Gudang Garam Tbk (Pt)                                    96,634
                                                                      ----------
                 Total Indonesia                                          96,634
                                                                      ----------
                 MALAYSIA: 3.98%
   85,000   @    Malayan Banking Berhad                                  340,000
  103,000        Resorts World Berhad                                    180,250
   71,000        Tenaga Nasional Berhad                                  229,816
                                                                      ----------
                 Total Malaysia                                          750,066
                                                                      ----------
                 SINGAPORE: 15.40%
   33,000   @    Chartered Semiconductor Manufacturing Ltd.           $  142,800
   60,000        City Developments Ltd.                                  276,718
   64,035        DBS Group Holdings Ltd                                  754,726
  520,000   @    Pacific Century                                         399,704
   60,000        Singapore Airlines Ltd.                                 601,264
   20,000        Singapore Press Holdings                                285,828
  200,000        Singapore Telecommunications                            331,378
   68,000   @    ST Assembly Test Services Ltd                           111,894
                                                                      ----------
                 Total Singapore                                       2,904,312
                                                                      ----------
                 SOUTH KOREA: 14.41%
   25,000        H&CB                                                    601,099
   15,000   @    Hyundai Electronics Industries                           92,176
   25,000        Korea Electric Power Corp.                              558,242
   11,530        Korea Telecom ADR                                       425,168
    5,860        Samsung Electronics                                     734,110
    1,440        SK Telecom                                              306,989
                                                                      ----------
                 Total South Korea                                     2,717,784
                                                                      ----------
                 TAIWAN: 15.36%
    7,510        ACER GDR                                                 31,167
   44,590        Asustek Computer Inc. GDR                               244,128
   21,843        China Steel Corp.                                       251,194
   28,365        Far Eastern Textile Co. Ltd. GDR                        229,757
   32,123        HON HAI Precision Industry GDR                          370,218
    2,300        Siliconware Precision Inds                              138,303
   30,036        Ritek Corporation GDR                                   112,932
   22,760        Siliconware Precision Industries Ltd. ADR                91,036
   16,822        Synnex Technology Int'l Corp. GDR                       140,043
   32,678   @    Taiwan Semiconductor Manufacturing Co. Ltd. ADR         741,391
   39,000        United Microelectronics ADR                             443,625
   10,550   @    Winbond Electronics Corp. GDR                           102,599
                                                                      ----------
                 Total Taiwan                                          2,896,393
                                                                      ----------
                 THAILAND: 2.03%
   27,500   @    Advanced Info Service Public Co Ltd.                 $  226,198
    7,500   @    Siam Cement                                              70,552
  170,000   @    Thai Farmers Bank                                        87,878
                                                                      ----------
                 Total Thailand                                          384,628
                                                                      ----------
                 Total Common Stocks (Cost $20,659,007)               15,771,177
                                                                      ----------
PREFERRED STOCK: 0.66%
                 THAILAND: 0.66%
  300,000   @    Siam Commercial Bank Ltd.                               124,404
                                                                      ----------
                 Total Thailand                                          124,404
                                                                      ----------
                 Total Preferred Stock (Cost $254,508)                   124,404
                                                                      ----------
WARRANTS: 0.11%
                 THAILAND: 0.11%
  274,000   @    Siam Commercial Bank Ltd.                                19,924
                                                                      ----------
                 Total Thailand                                           19,924
                                                                      ----------
                 Total Warrants (Cost $0)                                 19,924
                                                                      ----------
                 Total Long Term Investments (Cost $20,913,515)       15,915,505
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 3.92%
                 REPURCHASE AGREEMENT: 3.92%
$ 740,000        State Street Bank & Trust Repurchase
                 Agreement, 6.450% due 11/01/2000
                 (Collateralized by $5,845,000
                 U.S. Treasury Notes, 7.875% Due
                 11/15/04, Market Value $6,246,844)                 $   740,000
                                                                    -----------
                 Total Short-Term Investments
                 (Cost $740,000)                                        740,000
                                                                    -----------
                 Total Investments in Securities
                 (Cost $21,653,515)                     88.31%      $16,655,505
                 Other Assets and Liabilities-Net       11.69%        2,204,585
                                                       ------       -----------
                 Net Assets                            100.00%      $18,860,090
                                                       ======       ===========

@ Non-income producing security
ADR American Depository Receipt
GDR Global Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                      $   417,765
                 Gross Unrealized Depreciation                       (5,415,775)
                                                                    -----------
                   Net Unrealized Depreciation                      $(4,998,010)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Percentage of
Industry                                            Net Assets
--------                                            ----------
Airlines                                               3.19%
Banks                                                 13.89%
Building Materials                                     0.37%
Chemicals                                              1.12%
Computers                                              1.51%
Diversified Financial Services                         3.42%
Electric                                               4.18%
Electrical Companies & Equipment                       3.89%
Electronics                                            3.26%
Entertainment                                          0.96%
Holding Companies-Diversified                          6.34%
Internet                                               2.12%
Iron/Steel                                             1.33%
Media                                                  3.26%
Real Estate                                           12.68%
Semiconductors                                         9.88%
Telecommunications                                    12.48%
Tobacco                                                0.51%
Short-Term Investments                                 3.92%
Other Assets and Liabilities, Net                     11.69%
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap Asia
Growth Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
Shares           Country/Issuer                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS: 77.87%
                 CHINA: 3.09%
  600,000        Beijing Datang Power Gen. Co. Ltd.                    $ 143,095
                                                                       ---------
                 Total China                                             143,095
                                                                       ---------
                 HONG KONG: 31.16%
  376,000   @    APT Satellite Holdings Ltd.                             206,103
  124,700   @    Asiaworld Online                                         48,175
   70,000        Bank of East Asia                                       157,969
   13,000        Cheung Kong (Holdings)                                  143,768
   22,000   @    China Mobile (Hong Kong) Ltd.                           141,044
  650,000        China National Aviation                                  98,346
   70,000   @    China Unicom                                            140,467
   30,000        Citic Pacific Ltd.                                      120,400
   70,000        Hong Kong Exchanges and Clearing Ltd.                   122,067
   13,200        Hutchison Whampoa                                       164,175
  130,000        Pacific Century CyberWorks Ltd.                         100,013
                                                                       ---------
                 Total Hong Kong                                       1,442,527
                                                                       ---------
                 SINGAPORE: 10.18%
   11,000        DBS Group Holdings Ltd.                                 129,648
  127,000   @    Neptune Orient Lines                                    107,744
   17,650        Oversea-Chinese Banking Corp.                           112,555
    8,500        Singapore Press Holdings                                121,475
                                                                       ---------
                 Total Singapore                                         471,422
                                                                       ---------
                 SOUTH KOREA: 12.80%
    5,000        Korea Electric Power Corp.                              111,648
    2,500        Korea Telecom                                           147,253
    1,000        Samsung Electronics                                     125,275
        0        Samsung Fire & Marine INS                                     3
   10,000        Shinhan Bank                                            100,220
    9,000        SK Corp.                                                108,396
                                                                       ---------
                 Total South Korea                                       592,795
                                                                       ---------
                 TAIWAN: 15.25%
  100,000        Acer Inc.                                             $  82,972
   82,845   @    Advanced Semiconductor Engineering Inc.                  95,156
   20,240        Asustek Computer Inc.                                   100,887
  112,000        Far Eastern Textile Co. Ltd.                             92,206
   27,750   @    Ritek Corp.                                              53,266
      120   @    Stark Technology Inc.                                       736
   38,400   @    Taiwan Semiconductor Manufacturing Co. Ltd.             116,508
   60,000        United Microelectronics                                 105,882
   60,000   @    Winbond Electronics Corp.                                58,142
                                                                       ---------
                 Total Taiwan                                            705,755
                                                                       ---------
                 THAILAND: 1.78%
   33,600        PTT Exploration & Production Public Co. Ltd.             82,454
                                                                       ---------
                 Total Thailand                                           82,454
                                                                       ---------
                 UNITED KINGDOM: 3.61%
   12,000        HSBC Holdings PLC                                     $ 166,945
                                                                       ---------
                 Total United Kingdom                                    166,945
                                                                       ---------
                 Total Common Stocks (Cost $4,632,559)                 3,604,993
                                                                       ---------
                 Total Long Term Investments (Cost $4,632,559)         3,604,993
                                                                       ---------

                 Total Investments in Securities
                 (Cost $4,632,559)                       77.87%     $ 3,604,993
                 Other Assets and Liabilities-Net        22.13%       1,024,735
                                                        ------      -----------
                 Net Assets                             100.00%     $ 4,629,728
                                                        ======      ===========

@   Non-income producing security
ADR -- American Depository Receipt

* Cost for federal income tax purposes is $4,650,448. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                      $   345,967
                 Gross Unrealized Depreciation                       (1,391,422)
                                                                    -----------
                 Net Unrealized Depreciation                        $(1,045,455)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap Asia
Growth Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Percentage of
Industry                                            Net Assets
--------                                            ----------
Banks                                                 14.41%
Computers                                              2.94%
Distribution/Wholesale                                 0.02%
Diversified Financial Services                         2.64%
Electric                                               5.50%
Electrical Components & Equipment                      2.71%
Electronics                                            2.18%
Holding Companies-Diversified                          6.15%
Insurance                                              0.00%
Internet                                               3.21%
Media                                                  2.62%
Oil&Gas Producers                                      4.12%
Real Estate                                            5.23%
Semiconductors                                         8.11%
Telecommunications                                    13.71%
Textiles                                               1.99%
Transportation                                         2.33%
Other Assets and Liabilities, Net                     22.13%
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Troika Dialog
Russia Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 63.29%
                  Aerospace/Defense: 0.08%
65,000,000   @    Aviastar                                            $   42,193
                                                                      ----------
                  Airlines: 1.09%
 2,446,350        Aeroflot                                               583,454
                                                                      ----------
                  Brewery: 3.62%
    47,800   @    Sun Interbrew, Ltd.                                    101,408
 1,135,350   @    Sun Interbrew, Ltd. GDR                              1,841,424
                                                                      ----------
                                                                       1,942,832
                                                                      ----------
                  Building Materials: 0.01%
    38,000   @    Alfa Cement                                                573
    21,900   @    Materiel CIMT Lorraine**                                   435
                                                                      ----------
                                                                           1,008
                                                                      ----------
                  Cellular Telecommunications: 4.37%
   120,964   @    Vimpel Communications ADR                            2,343,677
         2        Vimpel Communications                                       52
                                                                      ----------
                                                                       2,343,729
                                                                      ----------
                  Electricity: 5.39%
 5,500,000   @    Komienergo                                                  21
40,050,000        Mosenergo                                            1,273,590
    50,000        Mosenergo Spons Adr                                    159,000
    20,000   @    Novosibirskelectrosviaz                                 29,000
 1,335,000        Sverdlovskenergo                                        54,735
10,900,000        Unified Energy Sys -rues                             1,376,670
                                                                      ----------
                                                                       2,893,016
                                                                      ----------
                  Food: 0.00%
    23,800   @    Samson                                                     168
                                                                      ----------
                  Gas Distribution: 0.51%
    35,000        Gazprom ADR                                            274,750
                                                                      ----------
                  Medical Equipment: 0.02%
11,200,000        Zvezda                                                   9,308
                                                                      ----------
                  Mining: 2.63%
   183,000        Norilsk Nickel                                       1,409,100
                                                                      ----------
                  Oil Companies-Exploration & Production: 1.88%
    96,982        Megionneftegaz                                         242,455
   180,300        Sakhalinmorneftegaz                                    766,275
                                                                      ----------
                                                                       1,008,730
                                                                      ----------
                  Oil Companies - Integrated: 27.17%
   278,700        Ao Tatneft Sponsored ADR                            $2,856,674
        21   @    Komitek Oil Co.                                              9
    83,000        Lukoil Co. Spons ADR                                 4,411,450
    38,000        Lukoil Holdings                                        505,400
    26,070   @    Purneftegaz                                             59,961
   279,000   @    Surgutneftegaz                                          71,480
   213,000        Surgutneftegaz ADR                                   2,726,400
 1,876,000        Tatneft                                                942,690
 1,708,686        Yukos Holdings                                       2,998,743
                                                                      ----------
                                                                      14,572,807
                                                                      ----------
                  Oil and Gas Drilling: 0.02%
 5,384,500        Rosneftegazstroy ADR                                    10,769
                                                                      ----------
                  Retail: 0.69%
     7,000   @    Gostinny Dvor                                              313
   235,000        Trade House Gum                                        340,750
    10,000        Trade House Gum ADR                                     29,000
                                                                      ----------
                                                                         370,063
                                                                      ----------
                  Steel Pipe & Tube Manufacturing: 0.09%
 1,002,000   @    Chelyabinsk Pipe Works                                  48,096
                                                                      ----------
                  Telecommunication Services: 8.76%
 6,831,400        Bashinformsvyaz                                        437,292
   129,600   @    Golden Telecom, Inc.                                 2,000,700
   270,000   @    Irkutskelektrosviaz                                    143,100
    85,300        Kubanelectrosvyaz                                      810,350
     9,500        Lensviaz                                                57,950
   656,000        Nizhnovsviyazinform                                    772,922
    20,383   @    Novosibirsk Telephone                                  224,213
    20,000        St. Petersburg MMT                                       9,519
10,000,000        Uralsvyazinform                                        113,000
    42,500        Uralsvyazinform ADR                                    104,588
     5,000        Uraltelecom                                             23,846
                                                                      ----------
                                                                       4,697,480
                                                                      ----------
                  Telephone-Integrated: 3.66%
    24,610        Chelyabinskvyazinform                                  553,725
    20,000        Rostelecom Sponsored ADR                               171,250
   898,904        Rostelekom                                           1,240,488
                                                                      ----------
                                                                       1,965,463
                                                                      ----------
                  Telephone-Local: 3.30%
     1,100   @    Moscow Region Electrosvyaz                          $  220,000
   238,125        Rostov Region Electrosvyaz                             228,600
    28,000        Samarasvyazinform                                    1,008,000
   350,000        St. Petersburg Telephone                               175,000
   214,000        Tyumentelecom                                          139,100
                                                                      ----------
                                                                       1,770,700
                                                                      ----------
                  Total Common Stocks (Cost $49,019,765)              33,943,666
                                                                      ----------
PREFERRED STOCKS: 24.05%
                  Electricity: 3.17%
   450,000   @    Chelyaben                                                3,150
    46,000        Krasnoyarskenergo                                       82,800
    24,600        Permenergo                                               7,704
32,861,738        Unified Energy System                                1,606,939
                                                                      ----------
                                                                       1,700,593
                                                                      ----------
                  Mining: 5.73%
   433,000        Norilsk Nickel                                       3,074,300
                                                                      ----------
                  Oil Companies-Exploration & Production: 0.15%
     4,000   @    Udmurtneft                                              80,000
                                                                      ----------
                  Oil Companies-Integrated: 13.97%
    40,000        Lukoil-Holding Pfd. ADR                                888,000
   213,750        Lukoil-Holding                                       2,372,625
    95,000        Surgutneftegaz ADR                                   1,254,000
22,570,000        Surgutneftegaz                                       2,979,240
                                                                      ----------
                                                                       7,493,865
                                                                      ----------
                  Pipeline Oil Transportation: 0.00%
     1,800   @    Transneft                                                  185
                                                                      ----------
                  Telecommunication Services: 0.73%
   189,500        Moscow City Telephone Network                          255,825
   427,000   @    Nizhnovsvyazinform                                     134,563
   100,000        Smolensksvyazinform                                      2,610
                                                                      ----------
                                                                         392,998
                                                                      ----------
                  Telephone-Integrated: 0.04%
    50,000        Rostelecom                                              23,000
                                                                      ----------
                  Telephone-Local: 0.26%
     9,300        Samarasvyazinform                                       88,350
   110,000        St. Petersburg Telephone                                20,900
   279,099        Tyumentelecom                                           27,910
                                                                      ----------
                                                                         137,160
                                                                      ----------
                  Total Preferred Stocks (Cost $15,047,855)           12,902,101
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Troika Dialog
Russia Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------

GOVERNMENT BONDS: 3.45%
                  Russian Federation Bond: 3.45%
5,000,000         Russian                                            $1,850,000
                                                                     ----------
                  Federation Bond 2.500%, Due 3/31/2030
                  (Cost $1,800,245)
                  Total Government Bonds
                  (Cost $1,850,000)                                   1,800,245)
                                                                     ----------
                  Total Long Term Investments
                  (Cost $65,867,865)                                 48,695,767
                                                                     ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 3.68%
                  U.S. Treasury Obligations: 3.68%
$2,000,000        U.S. Treasury Bills 6.120%,
                  due 01/11/01                                     $  1,975,860
                                                                   ------------

                  Total Short-Term Investments
                  (Cost $1,975,860)                                   1,975,860
                                                                   ------------
                  Total Investments in Securities
                  (Cost $67,843,725)*                  94.47%      $ 50,671,627

                  Other Assets and Liabilities-Net      5.53%         2,964,925
                                                      ------       ------------
                  Net Assets                          100.00%      $ 53,636,552
                                                      ======       ============

@   Non-income producing security
**   Investment in France
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

* Cost for federal income tax purposes is $74,107,970. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  2,101,176
                  Gross Unrealized Depreciation                     (25,537,519)
                                                                   ------------
                  Net Unrealized Depreciation                      $(23,436,343)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Troika Dialog
Russia Fund
           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Percentage of
Industry                                            Net Assets
--------                                            ----------
Aerospace/Defense                                      0.08%
Airlines                                               1.09%
Brewery                                                3.62%
Building Material                                      0.00%
Cellular Telecommunications                            4.37%
Electric                                               8.56%
Food                                                   0.00%
Gas Distribution                                       0.51%
Medical Equipment                                      0.02%
Mining                                                 8.36%
Oil Companies-Exploration & Production                 2.03%
Oil Comp-Integrated                                   41.14%
Oil & Gas Drilling                                     0.02%
Pipeline Oil Transportation                            0.00%
Retail                                                 0.69%
Russian Bond                                           3.45%
Steel Pipe and Tube Manufacturing                      0.09%
Telecom Services                                       9.49%
Telephone-Integrated                                   3.71%
Telephone-Local                                        3.56%
Short-Term Investments                                 3.68%
Other Assets and Liabilities, Net                      5.53%
                                                     ------
NET ASSETS                                           100.00%
                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Gold Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
  Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 81.66%
                 AUSTRALIA 4.99%
  527,172        Newcrest Mining                                      $1,038,387
2,002,539        Normandy Mining, Ltd.                                   965,355
                                                                      ----------
                 Total Australia                                       2,003,742
                                                                      ----------
                 CANADA 37.75%
  443,000        Agnico Eagle Mines, Ltd.                              2,353,438
  130,000        Barrick Gold Corp.                                    1,738,750
  700,000   @    Claude Resources, Inc.                                  210,802
  136,500        Franco Nevada Mining, Ltd.                            1,251,064
  541,400   @    Goldcorp, Inc.                                        3,243,083
  250,000   @    Great Basin Gold, Ltd.                                  270,049
  523,600   @    Iamgold Corp.                                           925,512
  470,000   @    Meridian Gold, Inc.                                   2,369,231
   75,000   @    North Amern Palladium, Ltd.                             466,448
  285,500        Placer Dome, Inc.                                     2,319,688
                                                                      ----------
                 Total Canada                                         15,148,065
                                                                      ----------
                 SOUTH AFRICA 26.09%
   71,749        Anglo American Platinum                               2,799,100
   33,749        Angloglold                                              959,577
  477,900        Goldfields, Ltd.                                      1,422,002
  200,000        Goldfields, Ltd. ADR                                    593,750
  641,656        Harmony Gold Mining                                   2,448,097
   52,460        Impala Platinum                                       2,247,780
                                                                      ----------
                 Total South Africa                                   10,470,306
                                                                      ----------
                 UNITED STATES 12.83%
  177,600   @    Freeport McMoran Copper & Gold, Inc.                  1,376,400
  453,570        Homestake Mining Co.                                  1,870,976
  140,170        Newmont Mining Corp.                                  1,901,056
                                                                      ----------
                 Total United States                                   5,148,432
                                                                      ----------
                 Total Common Stocks (Cost $45,190,181)               32,770,545
                                                                      ----------
WARRANTS: 0.00%
  200,000   @    Claude Resources, Inc. (Expires 12/31/2010)                  --
                                                                      ----------
                 Total Warrants (Cost $0)                                     --
                                                                      ----------

Shares/Ounces                                                            Value
--------------------------------------------------------------------------------

COMMODITIES: 6.29%
    9,513   @    Gold Bullion                                          2,523,691
                                                                      ----------
                 Total Commodities (Cost $3,640,945)                   2,523,691
                                                                      ----------
                 Total Long Term Investments (Cost $48,831,126)       35,294,236
                                                                      ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 11.08%
                 U.S. TREASURY BILLS: 11.08%
$4,500,000       United States Treasury Bills,
                 6.120%, Due 01/11/01
                 (Cost $4,445,685)                                 $  4,445,685
                                                                   ------------
                 Total Short-Term Investments
                 (Cost $4,445,685)                                    4,445,685
                                                                   ------------
                 Total Investments in Securities
                 (Cost $53,276,811)*                   99.03%      $ 39,739,921
                 Other Assets and Liabilities-Net       0.97%           390,053
                                                      ------       ------------
                 Net Assets                           100.00%      $ 40,129,974
                                                      ======       ============

@   Non-income producing security
ADR -- American Depository Receipt

* Cost for federal income tax purposes is $54,389,600. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                     $  2,072,724
                 Gross Unrealized Depreciation                      (16,722,403)
                                                                   ------------
                 Net Unrealized Depreciation                       $(14,649,679)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Gold Fund
           PORTFOLIO OF INVESTMENTS as of October 31,2000 (Continued)
--------------------------------------------------------------------------------

                                                 Percentage of
Industry                                           Net Assets
--------                                           ----------
Gold Bullion                                          6.29%
Gold Mining                                          64.49%
Metal-Diversified                                     3.43%
Platinum                                             13.74%
Short-Term Investments                               11.08%
Other Assets and Liabilities, Net                     0.97%
                                                    ------
NET ASSETS                                          100.00%
                                                    ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Silver Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
 Shares          Country/Issuer                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS: 63.19%
                 CANADA: 12.74%
  213,000   @    Meridian Gold, Inc.                                  $1,065,000
   25,000   @    North American Palladium Ltd.                           155,483
  300,000   @    Silver Standard Resources, Inc.                         324,059
   50,000   @    Silver Standard Resources, Inc.                          58,594
  350,000   @    Tiomin Resources, Inc.                                  206,219
   75,000   @    Western Copper Holdings Ltd.                             63,830
                                                                      ----------
                 Total Canada                                          1,873,185
                                                                      ----------
                 IRELAND: 1.52%
  375,000   @    Ivernia West                                            223,083
                                                                      ----------
                 Total Ireland                                           223,083
                                                                      ----------
                 MEXICO: 17.36%
  645,000   @    Industrias Penoles SA                                   752,753
  404,016   @    Nueva Grupo Mexico                                    1,343,551
  290,056   @    Sanluis Corp. SA                                        454,990
                                                                      ----------
                 Total Mexico                                          2,551,294
                                                                      ----------
                 PERU: 6.94%
  157,009   @    Buenaventura SA                                       1,019,017
                                                                      ----------
                 Total Peru                                            1,019,017
                                                                      ----------
                 POLAND: 3.73%
   51,000   @    KGHM Polska Miedz SA GDR                                548,250
                                                                      ----------
                 Total Poland                                            548,250
                                                                      ----------
                 UNITED KINGDOM: 3.99%
    9,000   @    Rio Tinto Place ADR                                     586,125
                                                                      ----------
                 Total United Kingdom                                    586,125
                                                                      ----------
                 UNITED STATES: 16.91%
   95,000   @    Apex Silver Mines Ltd.                               $  866,874
  250,600   @    Coeur D'alene Mines Corp.                               250,600
   99,000   @    Freeport-McMoran Copper & Gold, Inc.                    773,438
  143,500   @    Homestake Mining Co.                                    591,937
                                                                      ----------
                 Total United States                                   2,482,849
                                                                      ----------
                 Total Common Stocks (Cost $16,567,413)                9,283,803
                                                                      ----------
COMMODITIES: 8.38%
  259,613   @    Silver Bullion                                        1,230,564
                                                                      ----------
                 Total Commodities (Cost $1,453,281)                   1,230,564
                                                                      ----------
                 Total Long Term Investments (Cost $18,020,694)       10,514,367
                                                                      ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 23.54%

                 U.S. Treasury Bills: 23.54%
$3,500,000       U.S. Treasury Bills 6.120%,
                 due 01/11/01 (Cost $3,457,755)                    $  3,457,755
                                                                   ------------
                 Total Short-Term Investments
                 (Cost $3,457,755)                                    3,457,755
                                                                   ------------
                 Total Investments in Securities
                 (Cost $21,478,449)*                    95.11%     $ 13,972,122
                 Other Assets and Liabilities-Net        4.89%          718,757
                                                       ------      ------------
                 Net Assets                            100.00%     $ 14,690,879
                                                       ======      ============

@   Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                     $    363,981
                 Gross Unrealized Depreciation                       (7,870,308)
                                                                   ------------
                 Net Unrealized Depreciation                       $ (7,506,327)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Silver Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Percentage of
Industry                                           Net Assets
--------                                           ----------
Auto/Truck Parts & Equipment-Replacement              3.09%
Diversified Minerals                                  3.99%
Gold Mining                                          11.28%
Metal-Copper                                          0.43%
Metal-Diversified                                     5.14%
Other-Non-ferrous                                    21.05%
Platinum                                              1.06%
Precious Metals                                       1.71%
Silver Bullion                                        8.38%
Silver Mining                                        15.44%
Short-Term Investments                               23.54%
Other Assets and Liabilities, Net                     4.89%
                                                    ------
NET ASSETS                                          100.00%
                                                    ======

                 See Accompanying Notes to Financial Statements

Pilgrim Global
Income Fund
                 PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
Principal Amount                                                        Value
--------------------------------------------------------------------------------

                 CORPORATE BONDS: 93.56%
                 DENMARK: 5.69%
  3,365,000      Danskekredit, 6.000%, due 10/01/29                   $  360,310
  4,573,000      Realkredit Danmark A/S, 6.000%, due 10/01/29            489,657
      1,000      Unikredit Realkredit, 6.000%, due 10/01/29                  107
                                                                      ----------
                 Total Denmark                                           850,074
                                                                      ----------
                 DOMINICAN REPUBLIC: 4.03%
    200,000      Dominican Republic Bond, 5.750%, 08/30/24               132,000
    500,000      Tricom SA, 11.375%, due 09/01/04                        468,750
                                                                      ----------
                 Total Dominican                                         600,750
                                                                      ----------
                 GREECE: 9.26%
310,000,000      Hellenic Republic Government Bond, 12.000%,
                 due 02/12/03                                            803,935
200,000,000      Hellenic Republic Government Bond, 8.800%,
                 due 06/19/07                                            577,144
                                                                      ----------
                 Total Greece                                          1,381,079
                                                                      ----------
                 HUNGARY: 11.00%
300,000,000      Hungary Government Bond, 12.500%, due 09/24/02          990,867
200,000,000      Hungary Government Bond, 16.000, due 11/24/00           648,811
                                                                      ----------
                 Total Hungary                                         1,639,678
                                                                      ----------
                 PHILIPPINES: 6.36%
 50,000,000      Philippine Government Bond, 18.000%, due 11/26/08       947,576
                                                                      ----------
                 Total Philippines
                 POLAND: 18.01%
  4,500,000      Poland Government Bond, 12.000%, due 06/12/01           927,795
  4,000,000      Poland Government Bond, 12.000%, due 02/12/03           768,751
  5,000,000      Poland Treasury Bill                                    987,690
                                                                      ----------
                 Total Poland                                          2,684,236
                                                                      ----------
  5,100,000      Eskom, Ltd., 11.000%, due 06/01/08                   $  580,053
  2,000,000      South Africa Government Bond, 12.000%,
                 due 02/28/05                                            255,953
                                                                      ----------
                 Total South Africa                                      836,006
                                                                      ----------
                 UNITED STATES: 33.60%
    548,064      ABN Amro Mortgage Corp., 6.708%, 04/25/28               302,928
    300,000      Archibald Candy Corp., 10.250%, due 07/01/04            168,375
    549,647      BA Mortgage Securities, Inc., 7.250%,
                 due 10/25/27                                            320,169
    950,000      Clark Material Handling Corp., 10.750%, due
                 11/15/06                                                 52,250
    166,119      DLJ Mortgage Acceptance Corp., 7.250%, 09/25/11         120,229
    906,646      Norwest Asset Securities Corp., 7.500%, 05/25/27        554,188
    423,581      PNC Mortgage Securities Corp., 1999-1 Series 2b4
                 6.250%, due 02/25/14                                    320,863
    141,193      PNC Mortgage Securities Corp., 1999-1 Series 2b5
                 6.250%, due 02/25/14                                     88,246
    141,193      PNC Mortgage Securities Corp., 1999-1 Series 2b6
                 6.250%, due 02/25/14                                     28,415
  1,260,119      PNC Mortgage Securities Corp., 1998-1 Series 1b6
                 6.500%, due 11/25/28                                    228,397
    680,134      PNC Mortgage Securities Corp., 6.625%, due 03/25/28     340,067
    256,548      PNC Mortgage Securities Corp., 1998-2 Series 4b6
                 6.750%, due 12/25/27                                     71,833
    484,361      PNC Mortgage Securities Corp., 2000-4 Series Cb4
                 6.811%, due 06/25/30                                    350,556
    605,451      PNC Mortgage Securities Corp., 2000-4 Series Cb5
                 6.811%, due 06/25/30                                   $328,457
    605,451      PNC Mortgage Securities Corp., 2000-4 Series Cb6
                 6.811%, due 06/25/30                                    124,874
    678,937      PNC Mortgage Securities Corp., 1997 Series Cmd
                 7.250%, due 09/25/12                                    388,691
    272,093      Residential Asset Securitization Trust, 7.250%,
                 due 09/25/12                                            221,074
  1,000,000      United States Treasury Note/Bond, 5.75%,
                 due 08/15/10                                            999,060
                                                                      ----------
                 Total United States                                   5,008,672
                                                                      ----------
                 Total Corporate Bonds (Cost $18,811,991)             13,948,071
                                                                      ----------

SHORT TERM INVESTMENTS: 1.99%
                 Government Obligations: 1.99%
$ 300,000        U.S. Treasury Bill, 6.080%, due 01/18/01               296,048
                                                                    -----------
                 Total Short-Term Investments
                 (Cost $296,048)                                        296,048
                                                                    -----------
                 Total Investments in Securities
                 (Cost $19,108,039)*                    95.55%      $14,244,119
                 Other Assets and Liabilities-Net        4.45%          662,924
                                                       ------       -----------
                 Net Assets                            100.00%      $14,907,043
                                                       ======       ===========

* Cost for federal income tax purposes is $19,108,170. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                      $       622
                 Gross Unrealized Depreciation                       (4,864,673)
                                                                    -----------
                 Net Unrealized Depreciation                        $(4,864,051)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim Global
Income Fund
          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                          % Total
Industry                                                Investments
--------                                                -----------
Foreign Governments & Agencies                             51.11%
Financial Services                                         28.57%
Government & Agency                                         6.70%
Financial -- Miscellaneous                                  5.70%
Transportation                                              1.48%
Short-term Investments                                      1.99%
Other Assets and Liabilities, Net                           4.45%
                                                          ------
TOTAL BY INDUSTRY                                         100.00%
                                                          ======

                 See Accompanying Notes to Financial Statements

                        SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the former Lexington Funds was held in Saddle Brook, New Jersey on July 21, 2000. A brief description of each matter voted upon as well as the results are outline below:

                                                                    Shares
                                                      Shares     voted against     Shares     Broker
                                                     voted for    or withheld    abstained   non-vote     Total
                                                     ---------   -------------   ---------   --------   ----------
1.   To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors: (a)

Al Burton                                           31,106,277     2,440,203           --       --      33,546,480
Paul S. Doherty                                     31,133,530     2,412,950           --       --      33,546,480
Robert B. Goode, Jr.                                31,124,988     2,421,492           --       --      33,546,480
Alan L. Gosule                                      31,152,538     2,393,942           --       --      33,546,480
Walter H. May                                       31,151,129     2,395,351           --       --      33,546,480
Jock Patton                                         31,149,524     2,396,956           --       --      33,546,480
David W.C. Putnam                                   31,144,248     2,402,232           --       --      33,546,480
John R. Smith                                       31,102,788     2,443,692           --       --      33,546,480
Robert W. Stallings                                 31,160,104     2,386,376           --       --      33,546,480
John G. Turner                                      31,156,146     2,390,334           --       --      33,546,480
David W. Wallace                                    31,096,855     2,449,625           --       --      33,546,480

2. To approve a new Investment Management Agreement between each Fund and Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar.

Lexington Global Corporate Leaders Fund, Inc.        1,219,941        25,630       35,074       --       1,280,645
Lexington Global Technology Fund, Inc. (a)           1,125,427         6,521          981       --       1,132,929
Lexington Goldfund, Inc.                             9,536,260       863,506      711,559       --      11,111,325
Lexington International Fund, Inc.                   1,736,342         9,215        2,100       --       1,747,657
Lexington Silver Fund, Inc.                          4,146,057       174,069      266,322       --       4,586,448
Lexington Small Cap Asia Growth Fund, Inc.             914,635        32,395       17,680       --         964,710
Lexington Troika Dialog Russia Fund, Inc.            4,558,999       286,854      371,179       --       5,217,032
Lexington Worldwide Emerging Markets Fund, Inc.      4,443,056       216,017      290,353       --       4,949,426
Lexington Global Income Fund                         2,494,958        32,717       28,729       --       2,556,404

3. To approve a new Investment Management Agreement between each Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING").

Lexington Global Corporate Leaders Fund, Inc.        1,218,098        25,529       37,018       --       1,280,645
Lexington Global Technology Fund, Inc.               1,125,427         6,521          981       --       1,132,929
Lexington Goldfund, Inc.                             9,502,997       881,062      727,266       --      11,111,325
Lexington International Fund, Inc.                   1,735,120        10,437        2,100       --       1,747,657
Lexington Silver Fund, Inc.                          3,997,000       319,938      269,510       --       4,586,448
Lexington Small Cap Asia Growth Fund, Inc.             915,312        31,978       17,420       --         964,710
Lexington Troika Dialog Russia Fund, Inc.            4,632,367       211,570      373,095       --       5,217,032
Lexington Worldwide Emerging Markets Fund, Inc.      4,454,828       198,989      295,609       --       4,949,426
Lexington Global Income Fund                         2,494,750        32,717       28,937       --       2,556,404

4.a. To approve a new Sub-Adviser Agreement between Pilgrim and Crosby Asset
     Management (US) Inc., with no effective change in the fees from current
     Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar:

Lexington Small Cap Asia Growth Fund, Inc.             915,051        32,240       17,419       --         964,710

4.b. To approve a new Sub-Adviser Agreement between Pilgrim and Crosby Asset
     Management (US) Inc., with no effective change in the fees from current
     Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of ReliaStar by ING:

Lexington Small Cap Asia Growth Fund, Inc.             915,311        31,979       17,420       --         964,710

5.a. To approve a new Sub-Adviser Agreement between Pilgrim and Insinger Asset
     Management N.V., with no effective change in the fees from current
     Sub-Adviser Agreement, to take effect upon the acquisition of certain regulatory approvals and the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar:

Lexington Small Cap Asia Growth Fund, Inc.             915,311        31,687       17,711       --         964,709

                    SHAREHOLDER MEETING (Unaudited) Continued
--------------------------------------------------------------------------------

                                                                    Shares
                                                      Shares     voted against     Shares     Broker
                                                     voted for    or withheld    abstained   non-vote     Total
                                                     ---------   -------------   ---------   --------   ----------
5.b. To approve a new Sub-Adviser Agreement between Pilgrim and Insinger Asset
     Management N.V., with no effective change in the fees from current
     Sub-Adviser Agreement, to take effect upon the acquisition of certain regulatory approvals and the completion of the proposed acquisition of
     ReliaStar by ING:

Lexington Small Cap Asia Growth Fund, Inc.             915,051        31,979       17,680          --      964,710

6.a. To approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog
     Asset Management (Cayman Islands) Ltc., with no effective change in the fees from current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by
     ReliaStar:

Lexington Troika Dialog Russia Fund, Inc.            4,634,485       215,952      366,595          --    5,217,032

6.b. To approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog
     Asset Management (Cayman Islands) Ltc., with no effective change in the fees from current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of ReliaStar by ING:

Lexington Troika Dialog Russia Fund, Inc.            4,614,297       211,387      391,348          --    5,217,032

7. To ratify the selection of KPMG LLP as each Fund's independent public accountants for the fiscal year ending December 31, 2000:

Lexington Global Corporate Leaders Fund, Inc.        1,231,614        17,014       32,017          --    1,280,645
Lexington Global Technology Fund, Inc. (a)           1,127,365         3,648        1,826          --    1,132,839
Lexington Goldfund, Inc.                            10,174,034       316,825      620,466          --   11,111,325
Lexington International Fund, Inc.                   1,737,672         9,041          944          --    1,747,657
Lexington Silver Fund, Inc.                          4,238,498       101,927      246,023          --    4,586,448
Lexington Small Cap Asia Growth Fund, Inc.             925,312        21,979       17,419          --      964,710
Lexington Troika Dialog Russia Fund, Inc.            4,753,485       107,280      356,267          --    5,217,032
Lexington Worldwide Emerging Markets Fund, Inc.      4,586,591       113,578      249,257          --    4,949,426
Lexington Global Income Fund                         2,526,321        13,870       16,213          --    2,556,404

8. To approve a new Service and Distribution Plan for each Fund which would impose on each Fund a fee on an annualized basis of 0.25% of the average daily net assets:

Lexington Global Corporate Leaders Fund, Inc.        1,162,690        27,430       36,034      54,491    1,280,645
Lexington Global Technology Fund, Inc. (a)           1,090,298         5,616        2,222      34,703    1,132,839
Lexington Goldfund, Inc.                             7,834,170       851,202      771,516   1,654,437   11,111,325
Lexington International Fund, Inc.                   1,690,303        11,644        2,100      43,610    1,747,657
Lexington Silver Fund, Inc.                          3,079,659       229,820      280,764     996,205    4,586,448
Lexington Small Cap Asia Growth Fund, Inc.             754,360        33,151       17,419     159,780      964,710
Lexington Troika Dialog Russia Fund, Inc. (b)        3,569,893       355,195      402,983     897,242    5,225,313
Lexington Worldwide Emerging Markets Fund, Inc.      3,473,117       249,287      320,013     907,009    4,949,426
Lexington Global Income Fund                         2,144,034        23,453       35,514     353,403    2,556,404

9. To approve Amended and Restated Articles of Incorporation for each of the following Funds, each a Maryland corporation:

Lexington Global Corporate Leaders Fund, Inc.        1,167,060        23,681       35,413      54,491    1,280,645
Lexington Global Technology Fund, Inc. (a)           1,091,031         5,813        1,292      34,703    1,132,839
Lexington Goldfund, Inc. (c)                         8,489,594       728,388      825,149   1,632,376   11,675,507
Lexington International Fund, Inc.                   1,693,412         8,916        1,719      43,610    1,747,657
Lexington Silver Fund, Inc. (c)                      3,247,675       202,781      284,698     979,932    4,715,086
Lexington Small Cap Asia Growth Fund, Inc.             763,483        24,027       17,420     159,780      964,710
Lexington Troika Dialog Russia Fund, Inc. (c)        3,695,817       296,281      391,927     874,197    5,258,222
Lexington Worldwide Emerging Markets Fund, Inc. (c)  3,749,363       215,444      359,735     869,508    5,194,050

10.  To approve an Amended and Restated Declaration of Trust for Lexington
     Global Income Fund, a Massachusetts business trust:

Lexington Global Income Fund                         2,147,245        19,161       36,595     353,403    2,556,404

----------
(a) The Special Meeting of Shareholders for Lexington Global Technology Fund, Inc. was adjourned until July 31, 2000 to transact all business as set forth in the Proxy Statement.

(b) The Special Meeting of Shareholders for Lexington Troika Dialog Russia Fund, Inc. was adjourned until July 31, 2000 to permit the further solicitation of shareholders for their proxies relating to this proposal.

(c) The Special Meeting of Shareholders for Lexington Goldfund, Inc., Lexington Silver Fund, Inc., Lexington Troika Dialog Russia Fund, Inc. and Lexington Worldwide Emerging Markets Fund, Inc. was adjourned until August 30, 2000 to permit the further solicitation of shareholders for their proxies relating to this proposal.

Pilgrim
Funds
--------------

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the period ended October 31, 2000 were as follows:

Fund Name                              Type     Per Share Amount
---------                              ----     ----------------
International Value Fund(1)
 All Classes                           STCG         $ 0.1570
 All Classes                           LTCG         $ 0.5303
                                                    --------
                                                    $ 0.6873
                                                    ========
International Value Fund(1)
 Class A                                NII         $ 0.1134
 Class B                                NII         $ 0.0291
 Class C                                NII         $ 0.0358
Emerging Markets Value Fund(1)
 All Classes                           STCG         $ 0.2317
 All Classes                           LTCG         $ 0.2039
                                                    --------
                                                    $ 0.4356
                                                    ========
Emerging Markets Value Fund(1)
 Class A                                NII         $ 0.1127
 Class B                                NII         $ 0.0390
 Class C                                NII         $ 0.0543
International Fund(2)
 All Classes                            NII         $ 0.8625
Gold Fund(2)
 All Classes                            NII         $ 0.0008
Silver Fund(2)
 All Classes                            NII         $ 0.0086
Global Income Fund(2)
 Class A                                NII         $ 0.1901
 Class A                                ROC         $ 0.1027

----------
(1)  For the period ended October 31, 2000.

(2)  For the period from January 1, 2000 to October 31, 2000.


NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain
ROC -- Return of capital

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

The foreign taxes paid or withheld per share, $14,581, $5,170,145, $39,256, $49,532, $1,886,233, $94,237 and $11,503 in total and $0.01, $0.04, $0.01,
$0.04, $0.16, $0.01, and $0.01 per share for the Global Corporate Leaders, International Value, International, Emerging Markets Value, Emerging Countries, Worldwide Emerging Markets, and the SmallCap Asia Growth Funds, respectively, represents taxes incurred by the funds from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER
ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202


Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                               INTLAN103100-122900